As filed with the U.S. Securities and Exchange Commission on June 6, 2006

Securities Act File No. 333-132342

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY UTILITIES FUND

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:     As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Utilities Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY GLOBAL UTILITIES FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 17, 2006

To the Shareholders of Morgan Stanley Global Utilities Fund

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’) to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 2:00 p.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.	To consider and vote upon an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Reorganization Agreement’’), between Global Utilities and Morgan Stanley Utilities Fund (‘‘Utilities’’), pursuant to which substantially all of the assets of Global Utilities would be combined with those of Utilities and shareholders of Global Utilities would become shareholders of Utilities receiving shares of Utilities with a value equal to the value of their holdings in Global Utilities (the ‘‘Reorganization’’); and

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on April 7, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person. The Board of Trustees of Global Utilities recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

June 8, 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY UTILITIES FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Global Utilities Fund

By and in Exchange for Shares of
Morgan Stanley Utilities Fund

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’) in connection with an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Global Utilities will be combined with those of Morgan Stanley Utilities Fund (‘‘Utilities’’) in exchange for shares of Utilities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Global Utilities will become shareholders of Utilities and will receive shares of Utilities with a value equal to the value of their holdings in Global Utilities. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Utilities and Utilities, attached hereto as Exhibit A. The address of Global Utilities is that of Utilities set forth above. This Proxy Statement also constitutes a Prospectus of Utilities, which is dated April 28, 2006, filed by Utilities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Utilities is an open-end management investment company whose investment objective is to seek to provide both capital appreciation and current income. Utilities will normally invest at least 80% of its assets in common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry.

This Proxy Statement and Prospectus sets forth concisely information about Utilities that shareholders of Global Utilities should know before voting on the Reorganization Agreement. A copy of the Prospectus for Utilities dated April 28, 2006 is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is the Utilities' Annual Report for the fiscal year ended December 31, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated June 6, 2006, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference is the Global Utilities' Prospectus, dated June 30, 2005, as supplemented, and its Annual Report for its fiscal year ended February 28, 2006. Such documents, as well as additional information about Utilities, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated June 6, 2006.

PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY GLOBAL UTILITIES FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held July 17, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’), an open-end management investment company, in connection with the solicitation by the Board of Trustees of Global Utilities (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Global Utilities to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 2:00 p.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about June 9, 2006.

At the Meeting, Global Utilities shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Reorganization Agreement’’), between Global Utilities and Morgan Stanley Utilities Fund (‘‘Utilities’’), pursuant to which substantially all of the assets of Global Utilities will be combined with those of Utilities in exchange for shares of Utilities. As a result of this transaction, Shareholders will become shareholders of Utilities and will receive shares of Utilities equal to the value of their holdings in Global Utilities on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Utilities will receive Class A, Class B, Class C and Class D shares of Utilities, respectively. The shares to be issued by Utilities pursuant to the Reorganization (the ‘‘Utilities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Utilities is set forth herein and in Utilities' current Prospectus, dated April 28, 2006 (‘‘Utilities' Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The information concerning Global Utilities and Utilities contained herein has been supplied by Global Utilities and Utilities, respectively. Each of Global Utilities and Utilities is referred to herein as a ‘‘Fund.’’

Record Date; Share Information

The Board has fixed the close of business on April 7, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 16,058,330 shares of Global Utilities issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of each of the Funds as of the Record Date:

Name and Address of Global Utilities Shareholder	Number of Shares	Percentage of Outstanding Shares
Class A
None
Class B
None
Class C
None
Class D
HARE & CO. C/O THE BANK OF NEW YORK P.O. BOX 11203 NEW YORK, NY 10286-1203	132,983.939	37.75%
L JOHNSON & R JOHNSON CO-TRUSTEE LINDA JOHNSON TRUST 3677 LAKECREST DRIVE BLOOMFIELD HILLS, MI 48304-3036	132,983.939	13.39%

Name and Address of Utilities Shareholder	Number of Shares	Percentage of Outstanding Shares
Class A
None
Class B
None
Class C
None
Class D
STATE STREET BANK AND TRUST CO. FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	266,493.012	61.13%

As of the Record Date, the trustees and officers of Global Utilities and Utilities, each as a group, owned less than 1% of the outstanding shares of Global Utilities.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the Meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Utilities, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Utilities present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Utilities, which expenses are expected to approximate $245,981. Global Utilities and Utilities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Global Utilities or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Global Utilities will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Global Utilities may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Global Utilities would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by the Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances the Transfer Agent and Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Global Utilities has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Global Utilities.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Global Utilities represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Utilities will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Utilities' Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Global Utilities, subject to stated liabilities, to Utilities in exchange for the Utilities Shares. The aggregate net asset value of the Utilities Shares issued in the exchange will equal the aggregate value of the net assets of Global Utilities received by Utilities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Global Utilities will distribute the Utilities Shares received by Global Utilities to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Global Utilities, and Global Utilities will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Utilities Shares equal in value to such Shareholder's pro rata interest in the net assets of Global Utilities transferred to Utilities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Utilities will become a holder of Class A, Class B, Class C and Class D shares of Utilities, respectively. Shareholders holding their shares of Global Utilities in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Utilities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Utilities shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. In addition, to ensure that the existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, a new Class Q of the Combined Fund will be created and all existing Class B shares of Utilities will be migrated into the new Class Q at the time of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Global Utilities and Utilities may agree, on which date the number of Utilities shares to be delivered to Global Utilities will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Global Utilities will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Global Utilities' investment company taxable income for all periods since the inception of Global Utilities through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Global Utilities' net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Global Utilities (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Global Utilities and its Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Global Utilities.    The bar chart and table below provide some indication of the risks of investing in Global Utilities. Global Utilities' past performance (before and after taxes) does not indicate how Global Utilities will perform in the future. This chart shows how the performance of Global Utilities' Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 1.34%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.69% (quarter ended March 31, 1998) and the lowest return for a calendar quarter was –18.32% (quarter ended September 30, 2002).

This table compares Global Utilities average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Global Utilities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	8.72%	−0.86%	—	7.71%
MSCI World Index[2]	9.49%	2.18%	—	4.44%[5]
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class B1—Return Before Taxes	8.96%	−0.91%	9.13%	—
Return After Taxes on Distributions[4]	8.84%	–1.44%	7.81%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	–1.05%	7.50%	—
MSCI World Index[2]	9.49%	2.18%	7.04%	—
Lipper Utility Funds Index[3]	15.01%	1.04%	7.86%	—
Class C1—Return Before Taxes	12.98%	–0.49%	—	7.62%
MSCI World Index[2]	9.49%	2.18%	—	4.44%[5]
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class D1—Return Before Taxes	15.09%	0.46%	—	8.69%
MSCI World Index[2]	9.49%	2.18%	—	4.44%[5]
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 31, 1994.

(2)	The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. ‘‘Net dividends’’ reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(5)	For the period July 31, 1997 through December 31, 2005.

Included in the table above are the after-tax returns for Global Utilities' Class B shares. The after-tax returns for Global Utilities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold Global Utilities' shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Global Utilities' shares been sold at the end of the relevant periods, as applicable.

Utilities.    The bar chart and table below provide some indication of the risks of investing in Utilities. Utilities' past performance (before and after taxes) does not indicate how Utilities' will perform in the future. This chart shows how the performance of Utilities' Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 0.82%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.72% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –16.56% (quarter ended September 30, 2002).

This table compares Utilities' average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Utilities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	9.08%	−0.69%	—	6.26%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class B1,**—Return Before Taxes	10.22%	−0.27%	6.58%	—
Return After Taxes on Distributions[4]	8.57%	–1.56%	4.78%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	–0.79%	4.87%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lipper Utility Funds Index[3]	15.01%	1.04%	7.86%	—
Class C1—Return Before Taxes	13.35%	–0.35%	—	6.14%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%
Class D1—Return Before Taxes	15.34%	0.62%	—	7.19%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Utility Funds Index[3]	15.01%	1.04%	—	7.13%

*	Only shown for share classes with less than a ten-year history.

**	Because Class B shares incurred lower expenses under the Rule 12b-1 Plan of Distribution than did Class A shares for the fiscal period ended December 31, 2005, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the Rule 12b-1 Plan of Distribution are higher than those payable by Class A shares.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on April 29, 1988.

(2)	The Standard and Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Utilities' Class B shares. The after-tax returns for the Utilities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Utilities' shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Utilities' shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Global Utilities and Utilities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Global Utilities for its fiscal year ended February 28, 2006, and by Utilities for its fiscal year ended December 31, 2005. Global Utilities and Utilities each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Utilities) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on December 31, 2005 if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Global Utilities	Utilities	Pro Forma Combined Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25%(1)	5.25%(1)	5.25%(1)
Class B**	none	none	none
Class C	none	none	none
Class D	none	none	none
Class Q**	N/A	N/A	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	none(2)
Class B**	5.00%(3)	5.00%(3)	5.00%(3)
Class C	1.00%(4)	1.00%(4)	1.00%(4)
Class D	none	none	none
Class Q**	N/A	N/A	5.00%
Redemption Fees(5)
Class A	2.00%	2.00%	2.00%
Class B**	2.00%	2.00%	2.00%
Class C	2.00%	2.00%	2.00%
Class D	2.00%	2.00%	2.00%
Class Q**	N/A	N/A	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Global Utilities	Utilities	Pro Forma Combined Fund
Advisory Fees
Class A	0.57%	0.53%	0.51%
Class B*	0.57%	0.53%	0.51%
Class C	0.57%	0.53%	0.51%
Class D	0.57%	0.53%	0.51%
Class Q*	N/A	N/A	0.51%
Distribution and Service (12b-1) Fees(7)
Class A	0.25%	0.25%	0.25%
Class B*	1.00%	0.16%	1.00%
Class C	1.00%	0.93%	0.95	%(8)
Class D	none	none	none
Class Q*	N/A	N/A	0.16	%**
Other Expenses
Class A	0.36%	0.25%	0.26%
Class B*	0.36%	0.25%	0.26%
Class C	0.36%	0.25%	0.26%
Class D	0.36%	0.25%	0.26%
Class Q*	N/A	N/A	0.26%
Total Annual Fund Operating Expenses
Class A	1.18%	1.03%	1.02%
Class B*	1.93%	0.94%	1.77%
Class C	1.93%	1.71%	1.72	%(8)
Class D	0.93%	0.78%	0.77%
Class Q*	N/A	N/A	0.93%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Global Utilities, Utilities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Global Utilities
Class A	$639	$880	$1,140	$1,882
Class B	$696	$906	$1,242	$2,055
Class C	$296	$606	$1,042	$2,254
Class D	$95	$296	$515	$1,143
Utilities
Class A	$625	$836	$1,064	$1,718
Class B	$596	$600	$720	$1,155
Class C	$274	$539	$928	$2,019
Class D	$80	$249	$433	$966
Pro Forma Combined Fund
Class A	$624	$833	$1,059	$1,707
Class B	$680	$857	$1,159	$1,844
Class C	$275	$542	$933	$2,030
Class D	$79	$246	$428	$954
Class Q*	$595	$596	$715	$1,143

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Global Utilities
Class A	$639	$880	$1,140	$1,882
Class B	$196	$606	$1,042	$2,055
Class C	$196	$606	$1,042	$2,254
Class D	$95	$296	$515	$1,143
Utilities
Class A	$625	$836	$1,064	$1,718
Class B	$96	$300	$520	$1,155
Class C	$174	$539	$928	$2,019
Class D	$80	$249	$433	$966
Pro Forma Combined Fund
Class A	$624	$833	$1,059	$1,707
Class B	$180	$557	$959	$1,844
Class C	$175	$542	$933	$2,030
Class D	$79	$246	$428	$954
Class Q*	$95	$296	$515	$1,143

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	To ensure that the existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, Class B shareholders of Utilities will be moved into a newly created Class Q Shares of the Combined Fund upon the completion of the Reorganization. Class Q shares will be closed to new investments (excluding dividend reinvestments) and the current Utilities Class B shareholders will not have the option of purchasing additional Class Q shares after the completion of the Reorganization, but instead would be offered Class B Shares of the Combined Fund. In the event that the Reorganization is not approved by shareholders, current Utilities Class B shareholders will retain their interests in Class B shares.

**	The Investment Adviser has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.20% of its average daily net assets.

(1)	Reduced for purchases of $25,000 and over (see ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus).

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances (see ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus).

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. (See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus).

(4)	Only applicable to redemptions made within one year after purchase (see ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus).

(5)	Payable to the Fund on shares redeemed within 30 days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Utilities and Global Utilities as of December 31, 2005.

(7)	The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

(8)	The Investment Adviser has agreed to cap the 12b-1 fee for the Class C shares of the Combined Fund at 0.94% for a period of two years following the consummation of the Reorganization. As a result, the net total annual Fund operating expenses following the Reorganization is expected to be reduced from 1.72% to 1.71%.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Global Utilities and Utilities — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Global Utilities has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Global Utilities, Utilities or their shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Global Utilities and Utilities

Investment Objectives and Policies.    The investment objectives of both Global Utilities and Utilities are to seek both capital appreciation and current income. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Global Utilities and Utilities are not fundamental and may be changed by their respective Board of Trustees; however, Utilities has adopted a fundamental policy to concentrate its assets in the utilities industry. A fundamental policy may not be changed without shareholder approval. Global Utilities has not adopted a fundamental policy to concentrate its assets in the utilities industry, but it historically has done so.

Global Utilities seeks to achieve its investment objectives by normally investing at least 80% of its assets in securities of companies from around the world that are primarily engaged in the utilities industry. These securities can include common stock and other equity securities (including preferred stock, convertible securities and depositary receipts), as well as investment grade fixed income securities (including zero coupon securities). Utilities seeks to achieve its investment objective by normally investing at least 80% of its assets in common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry. Utilities may invest up to 25% of its net assets in foreign securities, including common stock and other equity securities (including depository receipts) and investment grade fixed-income securities. However, this percentage limitation does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. Utilities may invest up to 10% of its assets in convertible securities, a portion of which may be rated below investment grade. With respect to each of Global Utilities and Utilities, a company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: telecommunications, computers, gas and electric energy, water distribution, the Internet and Internet related services, and other new or emerging technologies. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies, as well as unregulated utility companies.

Investment Advisory and Distribution Plan Fees.    Global Utilities and Utilities obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For each Fund's most recent fiscal year end, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Global Utilities (for the fiscal year ended February 28, 2005)	For the period from November 1, 2004 to February 28, 2005: 0.57% of the portion of the daily net assets not exceeding $500 million; 0.545% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.52% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.495% of the portion of the daily net assets exceeding $1.5 billion; and

For the period from March 1, 2004 to October 31, 2004: 0.65% of the portion of the daily net assets up to $500 million; 0.625% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.575% of the portion of the daily net assets exceeding $1.5 billion

Utilities (for the fiscal year ended December 31, 2005)	0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion

Both Global Utilities and Utilities have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, the Plans for Global Utilities and Utilities provide that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Global Utilities or Utilities, as applicable (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Global Utilities' or Utilities' inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Utilities' shares, see the section entitled ‘‘Share Class Arrangements’’ in Utilities' Prospectus attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Global Utilities and Utilities are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Currently, Class B shareholders of Utilities are charged a 12b-1 fee of only 0.16% because distribution expenses during the year were low and prior unreimbursed distribution expenses (as of December 31, 2005) were zero, resulting in a low distribution fee to be reimbursed by Utilities under the Plan. In contrast, as a result of Global Utilities' prior unreimbursed expense pool of $6,754,264 (as of February 28, 2006), it is expected that the Combined Fund will charge a 12b-1 fee of 1.00%. To ensure that Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, the Board has approved the creation of a new Class Q of the Combined Fund and all existing Class B shares of Utilities will be moved into the new Class Q upon completion of the Reorganization. Class Q will be closed to new investments (excluding dividend reinvestments) and the current CDSC schedule will be maintained. The current Utilities Class B shareholders will not have the option of purchasing additional Class Q shares after the completion of the Reorganization, but instead would be offered Class B shares of the Combined Fund. See ‘‘The Reorganization — The Board's Considerations.’’

Other Significant Fees.    Both Global Utilities and Utilities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Global Utilities and Utilities
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Global Utilities and Utilities are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Global Utilities and Utilities, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Global Utilities and Utilities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. An exchange of Fund shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Utilities Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Utilities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Global Utilities) will be counted. During the period of time a Utilities or Global Utilities shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Global Utilities and Utilities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Utilities, see the section entitled ‘‘How to Exchange Shares’’ in Utilities' Prospectus.

Shares of each Fund redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Global Utilities and Utilities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Global Utilities and Utilities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Utilities and Utilities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Global Utilities pays dividends from net investment income semi-annually and Utilities pays such dividends quarterly. Each Fund usually distributes net capital gains, if any, in June and December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of Utilities and Global Utilities will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Utilities and Global Utilities are summarized below.

Common Stocks and Other Equity Securities.    Both Funds invest in common stocks and other equity securities of companies primarily engaged in the utilities industry, including debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated utility companies.

Utilities Industry.    Each Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies — regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefited from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities.    Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of a Fund's investment grade securities may have speculative credit risk characteristics.

Asset-Backed Securities.    Utilities may invest in asset-backed securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in the Prospectus of Global Utilities and in Utilities' Prospectus, both of which are incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Global Utilities, including the Independent Trustees, having reviewed the financial position of Global Utilities and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Utilities and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Global Utilities.

The Board's Considerations

At a meeting held on February 6, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Global Utilities' inability to gain assets as expected and the comparative expenses currently incurred in the operations of Global Utilities and Utilities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Global Utilities and Utilities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Global Utilities and Utilities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Global Utilities considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be lower on a percentage basis than the expenses of each corresponding class of Global Utilities. The Board noted that the increase in the Combined Fund's net assets following the Reorganization would result in a lower advisory fee (as a percentage of assets) payable to the Investment Adviser. The Board also noted that Utilities' ‘‘Other Expenses’’ for its last fiscal year (0.25%) were lower than Global Utilities' ‘‘Other Expenses’’ for its last fiscal year (0.35%). The Board also considered that, upon completion of the Reorganization, the Investment Adviser has agreed to cap the 12b-1 fee for the Class C Shares of the Combined Fund at 0.94% for a period of two years following the consummation of the Reorganization in order to protect Class C shareholders of the Combined Fund from an increase in their expense ratio resulting from an increase in the 12b-1 fee. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund that invests principally in the utilities industry.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Global Utilities, Utilities or their Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Global Utilities Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Utilities, including a majority of the Independent Trustees of Utilities, also has determined that the Reorganization is in the best interests of Utilities and its shareholders and that the interests of existing shareholders of Utilities will not be diluted as a result thereof. The transaction will enable Utilities to acquire investment securities, which are consistent with Utilities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. In addition, the Board considered that to ensure that existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, the Investment Adviser will create the new Class Q shares into which all existing Class B shares will migrate upon the completion of the Reorganization. To ensure that the existing Class B shareholders of Utilities are not adversely affected by an increase in 12b-1 fees, Class B shareholders of Utilities will be moved into a newly created Class Q Shares of the Combined Fund upon the completion of the Reorganization. Class Q shares will be closed to new investments (excluding dividend reinvestments) and the current Utilities Class B shareholders will not have the option of purchasing additional Class Q shares after the completion of the Reorganization, but instead would be offered Class B Shares of the Combined Fund. In the event that the Reorganization is not approved by shareholders, current Utilities Class B shareholders will retain their interests in Class B shares.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the form of Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Global Utilities will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Utilities on the Closing Date in exchange for the assumption by Utilities of stated liabilities of Global Utilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Utilities prepared by the Treasurer of Global Utilities as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Utilities Shares; (ii) such Utilities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Global Utilities would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Global Utilities would be canceled.

The number of Utilities Shares to be delivered to Global Utilities will be determined by dividing the aggregate net asset value of each class of shares of Global Utilities acquired by Utilities by the net asset value per share of the corresponding class of shares of Utilities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Global Utilities had an aggregate net asset value of $100,000. If the net asset value per Class B share of Utilities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Utilities to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Utilities would be distributed to the former Class B shareholders of Global Utilities. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Global Utilities will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date the Utilities Shares it receives. Each Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Shareholder. Accordingly, the Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Utilities, respectively. Utilities will cause its transfer agent to credit and confirm an appropriate number of Utilities Shares to each Shareholder. Certificates for Utilities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Utilities. Shareholders who wish to receive certificates representing their Utilities Shares must, after receipt of their confirmations, make a written request to Utilities' transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Global Utilities holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Utilities; however, such Shareholders will not be able to redeem, transfer or exchange the Utilities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Utilities or Utilities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Global Utilities and Utilities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Global Utilities shall: either pay or make provision for all of its liabilities to former Shareholders of Global Utilities that received Utilities Shares. Global Utilities shall be deregistered as an investment company and dissolved promptly following the distributions of Utilities Shares to Shareholders of record of Global Utilities.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Utilities (at net asset value on the Valuation Date) and reinvest the proceeds in Utilities Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Global Utilities recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Global Utilities at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Global Utilities thereafter will be treated as requests for redemption of shares of Utilities.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Global Utilities and Utilities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Global Utilities and Utilities:

1.    The transfer of Global Utilities' assets in exchange for the Utilities Shares and the assumption by Utilities of certain stated liabilities of Global Utilities followed by the distribution by Global Utilities of the Utilities Shares to Shareholders in exchange for their Global Utilities shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Global Utilities and Utilities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Utilities upon the receipt of the assets of Global Utilities solely in exchange for the Utilities Shares and the assumption by Utilities of the stated liabilities of Global Utilities;

3.    No gain or loss will be recognized by Global Utilities upon the transfer of the assets of Global Utilities to Utilities in exchange for the Utilities Shares and the assumption by Utilities of the stated liabilities or upon the distribution of Utilities Shares to Shareholders in exchange for their Global Utilities shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Utilities for the Utilities Shares;

5.    The aggregate tax basis for the Utilities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Utilities held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Utilities Shares to be received by each Shareholder will include the period during which the shares in Global Utilities surrendered in exchange therefor were held (provided such shares in Global Utilities were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Global Utilities acquired by Utilities will be the same as the tax basis of such assets of Global Utilities immediately prior to the Reorganization; and

8.    The holding period of the assets of Global Utilities in the hands of Utilities will include the period during which those assets were held by Global Utilities.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Global Utilities nor Utilities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Global Utilities and Utilities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Global Utilities. The effect of any such limitations will depend on the existence and amount of Global Utilities capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (February 28, 2005), Global Utilities had approximately $104 million of estimated capital loss carryovers. Additionally, as of February 28, 2005, Global Utilities had approximately $74 million of built-in capital gains.

Under the Code, Global Utilities' capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by Global Utilities in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by Global Utilities in that year. In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Global Utilities will be subject to the following limitations:

1.    The Combined Fund can utilize the capital loss carryovers of Global Utilities to offset against capital gains from sales of assets owned by Global Utilities immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Global Utilities on the date of the Reorganization; and

2.    In addition to being able to utilize the capital loss carryovers of Global Utilities as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Global Utilities to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on February 28, 2005, then the additional amount of Global Utilities' carryovers that could be utilized each year would have been approximately $12 million per year.

It is uncertain how much of Global Utilities' capital loss carryovers Global Utilities would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that Global Utilities could utilize in future years if the Reorganization did not occur would depend on, among other things: whether Global Utilities participated in some other transaction in the future that resulted in limitations being imposed on Global Utilities' utilization of capital loss carryovers; the amount of capital gains that Global Utilities would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that Global Utilities would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Utilities Shares will, when issued, be fully paid and non-assessable by Utilities and transferable without restrictions and will have no preemptive rights. Class B shares of Utilities, like Class B shares of Global Utilities, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Utilities and Global Utilities as of December 31, 2005 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Global Utilities	$161,943,190	10,503,594	$15.42
Utilities	$658,909,163	45,857,756	$14.37
Combined Fund (pro forma)	$820,703,046	57,127,289	$14.37
Class B
Global Utilities	$98,557,382	6,280,598	$15.69
Utilities**	$184,065,422	12,742,301	$14.45
Combined Fund (pro forma)	$98,466,515	6,820,580	$14.44
Class C
Global Utilities	$4,804,340	314,069	$15.30
Utilities	$8,744,665	606,156	$14.43
Combined Fund (pro forma)	$13,544,575	939,097	$14.42
Class D
Global Utilities	$1,493,926	96,469	$15.49
Utilities	$4,059,198	282,997	$14.34
Combined Fund (pro forma)	$5,551,747	387,176	$14.34
Class Q
Global Utilities	N/A	N/A	N/A
Utilities	N/A	N/A	N/A
Combined Fund (pro forma)	$184,065,422	12,742,301	$14.45
Total Class A, B, C, D, Q
Global Utilities	$266,798,838	17,194,730	$15.52
Utilities	$855,778,448	59,489,210	$14.39
Combined Fund (pro forma)	$1,122,331,305	78,016,443	$14.39

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $149,307, $90,867, $4,430 and $1,377 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Global Utilities.

**	To ensure that the existing Class B shareholders of Utilities are not adversely affected by the increase in 12b-1 fees, Class B shareholders of Utilities will be moved into Class Q shares of the Combined Fund upon completion of the Reorganization. See ‘‘The Reorganization — The Board's Considerations.’’ The creation of Class Q shares will not affect the capitalization of the Combined Fund if the Reorganization takes place.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives of both Global Utilities and Utilities are to seek to provide both capital appreciation and current income.

Global Utilities

Global Utilities will normally invest at least 80% of its assets in securities of companies from around the world that are primarily engaged in the utilities industry. These securities can include common stock and other equity securities (including preferred stock, convertible securities and depositary receipts), as well as investment grade fixed income securities (including zero coupon securities). A company will be considered to be primarily engaged in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in the industry. Up to 5% of the Global Utilities' net assets may be invested in convertible securities that are below investment grade (commonly known as ‘‘junk bonds’’). The Investment Adviser will shift Global Utilities' assets between different types of utilities, among companies of different countries, and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. Global Utilities will be invested in at least three countries (including the United States). If Global Utilities holds any fixed-income securities, the average weighted maturity of these investments is normally expected to be greater than seven years.

In selecting common stock and other equity securities to buy, hold or sell for Global Utilities, the Investment Adviser considers earnings, cash flow and revenue growth and a variety of valuation measures such as price/earnings, price/cash flow and dividend yield. In addition, the Investment Adviser monitors the quality of management, the prevailing regulatory, political and economic framework and industry trends. For non-U.S. securities, the Investment Adviser considers both country and specific security factors.

Global Utilities may also utilize options, futures and forward foreign currency exchange contracts.

Utilities

Utilities normally invests at least 80% of its assets in common stocks and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. Utilities may also invest up to 25% of its net assets in foreign securities, including common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities. However, this percentage limitation does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

The Investment Adviser will shift Utilities' assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. Utilities does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Fund's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for Utilities, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate Utilities' assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The remaining 20% of Utilities' assets may be invested in securities of companies not engaged in the utilities industry. Up to 10% of the Fund's net assets may be invested in convertible securities, a portion of which may be rated below investment grade (commonly known as ‘‘junk bonds’’). The Fund may also utilize forward foreign currency exchange contracts.

The investment policies of both Global Utilities and Utilities are not fundamental and may be changed by their respective Boards; however, Utilities has adopted a fundamental policy to concentrate its assets in the utilities industry. A fundamental policy may not be changed without shareholder approval. Global Utilities has not adopted a fundamental policy to concentrate its assets in the utilities industry, but it historically has done so. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Global Utilities and Utilities as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act.

The material differences are as follows: Utilities may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding shares of such issuer, and (ii) invest more than 10% of its total assets in ‘‘illiquid securities’’ (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days (although under the 1940 Act, Global Utilities may not invest more than 15% of its assets in ‘‘illiquid securities.’’) Global Utilities may purchase securities of other investment companies in connection with a merger, consolidation or reorganization of assets and to the extent permitted by the 1940 Act. Under the 1940 Act, the

Funds' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Utilities may purchase securities of other investment companies only in connection with a merger, consolidation or reorganization of assets. Global Utilities may not purchase or sell commodities or commodities contracts except that it may purchase or sell futures contracts or options thereon; Utilities has no such investment restriction, but does not intend to purchase or sell commodities except that it may purchase or sell futures contracts or options thereon. Utilities may not purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. Global Utilities has the same restrictions, but only with respect to 75% of its assets. Utilities may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities). Global Utilities has the same restriction, but only with respect to 75% of its assets.

ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES AND UTILITIES

General

For a discussion of the organization and operation of Utilities and Global Utilities, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about Utilities and Global Utilities, see ‘‘Financial Highlights’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of Utilities and Global Utilities, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Global Utilities and Utilities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of Utilities' and Global Utilities' policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of each Fund — Dividends’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how Utilities' and Global Utilities' shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Global Utilities and Utilities — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Utilities, for the fiscal year ended December 31, 2005, and Global Utilities, for the fiscal year ended February 28, 2006, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Utilities will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Global Utilities and Utilities is available, as applicable, in the following documents which are incorporated herein by reference: (i) Utilities' Prospectus dated April 28, 2006 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 22 to Utilities' Registration Statement on Form N-1A (File Nos. 33-18983; 811-5415); (ii) Utilities' Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; (iii) Global Utilities' Prospectus dated June 30, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 13 to Global Utilities' Registration Statement on Form N-1A (File Nos. 333-50907; 811-7119); and (iv) Global Utilities' Annual Report for its fiscal year ended February 28, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Global Utilities and Utilities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Utilities and Utilities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Global Utilities knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

June 6, 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 6th day of February, 2006, by and between MORGAN STANLEY UTILITIES FUND, a Massachusetts business trust (‘‘Utilities’’), and MORGAN STANLEY GLOBAL UTILITIES FUND, a Massachusetts business trust (‘‘Global Utilities’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Utilities of substantially all of the assets of Global Utilities in exchange for the assumption by Utilities of all stated liabilities of Global Utilities and the issuance by Utilities of shares of beneficial interest, par value $0.01 per share (the ‘‘Utilities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Utilities in liquidation of Global Utilities as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION AND LIQUIDATION OF GLOBAL UTILITIES

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Utilities agrees to assign, deliver and otherwise transfer the Global Utilities Assets (as defined in paragraph 1.2) to Utilities and Utilities agrees in exchange therefor to assume all of Global Utilities' stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Utilities the number of Utilities Shares, including fractional Utilities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2 (a) The ‘‘Global Utilities Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Global Utilities, and any deferred or prepaid expenses shown as an asset on Global Utilities' books on the Valuation Date.

(b) On or prior to the Valuation Date, Global Utilities will provide Utilities with a list of all of Global Utilities' assets to be assigned, delivered and otherwise transferred to Utilities and a list of the stated liabilities to be assumed by Utilities pursuant to this Agreement. Global Utilities reserves the right to sell any of the securities on such list but will not, without the prior approval of Utilities, acquire any additional securities other than securities of the type in which Utilities is permitted to invest and in amounts agreed to in writing by Utilities. Utilities will, within a reasonable time prior to the Valuation Date, furnish Global Utilities with a statement of Utilities' investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Utilities' investment objective, policies and restrictions. In the event that Global Utilities holds any investments that Utilities is not permitted to hold, Global Utilities will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Utilities and Utilities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Utilities with respect to such investments, Global Utilities if requested by Utilities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3 Global Utilities will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Utilities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Utilities prepared by the Treasurer of Global Utilities as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 In order for Global Utilities to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Global Utilities will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5 On the Closing Date or as soon as practicable thereafter, Global Utilities will distribute Utilities Shares received by Global Utilities pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Global Utilities Shareholders’’). Each Global Utilities Shareholder will receive the class of shares of Utilities that corresponds to the class of shares of Global Utilities currently held by that Global Utilities Shareholder. Accordingly, the Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Utilities, respectively. Such distribution will be accomplished by an instruction, signed by Global Utilities' Secretary, to transfer Utilities Shares then credited to Global Utilities' account on the books of Utilities to open accounts on the books of Utilities in the names of the Global Utilities Shareholders and representing the respective pro rata number of Utilities Shares due such Global Utilities Shareholders. All issued and outstanding shares of Global Utilities simultaneously will be canceled on Global Utilities' books; however, share certificates representing interests in Global Utilities will represent a number of Utilities Shares after the Closing Date as determined in accordance with paragraph 2.3. Utilities will issue certificates representing Utilities Shares in connection with such exchange only upon the written request of a Global Utilities Shareholder.

1.6 Ownership of Utilities Shares will be shown on the books of Utilities' transfer agent. Utilities Shares will be issued in the manner described in Utilities' current Prospectus and Statement of Additional Information.

1.7 Any transfer taxes payable upon issuance of Utilities Shares in a name other than the registered holder of Utilities Shares on Global Utilities' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Utilities Shares are to be issued and transferred.

1.8 Any reporting responsibility of Global Utilities is and shall remain the responsibility of Global Utilities up to and including the date on which Global Utilities is dissolved and deregistered pursuant to paragraph 1.9.

1.9 Within one year after the Closing Date, Global Utilities shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Global Utilities, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Global Utilities for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Global Utilities shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10 Copies of all books and records maintained on behalf of Global Utilities in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Utilities or their designee, and Utilities or its designee shall comply with applicable record retention requirements to which Global Utilities is subject under the 1940 Act.

2.    VALUATION

2.1 The value of the Global Utilities Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Global Utilities of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Utilities' then current Prospectus and Statement of Additional Information.

2.2 The net asset value of a Utilities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Utilities' then current Prospectus and Statement of Additional Information.

2.3 The number of Utilities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Global Utilities shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Utilities (determined in accordance with paragraph 2.2).

2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Utilities. Utilities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1 The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2 Portfolio securities held by Global Utilities and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Utilities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Utilities to the Custodian for the account of Utilities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Utilities Fund.’’

3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Utilities and Global Utilities, accurate appraisal of the value of the net assets of Utilities or the Global Utilities Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 If requested, Global Utilities shall deliver to Utilities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Utilities Shareholders and the number and percentage ownership of outstanding Global Utilities shares owned by each such Global Utilities Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Utilities Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Utilities shall issue and deliver to such Secretary a confirmation evidencing delivery of Utilities Shares to be credited on the Closing Date to Global Utilities or provide evidence satisfactory to Global Utilities that such Utilities Shares have been credited to Global Utilities' account on the books of Utilities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF UTILITIES AND GLOBAL UTILITIES

4.1 Except as otherwise expressly provided herein with respect to Global Utilities, Utilities and Global Utilities each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2 Utilities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Utilities Shares (‘‘Registration Statement’’). Global Utilities will provide Utilities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Utilities will further provide Utilities with such other information and documents relating to Global Utilities as are reasonably necessary for the preparation of the Registration Statement.

4.3 Global Utilities will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Utilities will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Utilities will furnish Global Utilities with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Utilities as is reasonably necessary for the preparation of the Proxy Materials.

4.4 Global Utilities will assist Utilities in obtaining such information as Utilities reasonably requests concerning the beneficial ownership of Global Utilities shares.

4.5 Subject to the provisions of this Agreement, Utilities and Global Utilities will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6 Global Utilities shall furnish or cause to be furnished to Utilities within 30 days after the Closing Date a statement of Global Utilities' assets and liabilities as of the Closing Date, which statement shall be certified by Global Utilities' Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Utilities shall furnish Utilities, in such form as is reasonably satisfactory to Utilities, a statement certified by Global Utilities' Treasurer of Global Utilities' earnings and profits for federal income tax purposes that will be carried over to Utilities pursuant to Section 381 of the Code.

4.7 As soon after the Closing Date as is reasonably practicable, Global Utilities (a) shall prepare and file all federal and other tax returns and reports of Global Utilities required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8 Utilities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Utilities represents and warrants to Global Utilities as follows:

(a) Utilities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Utilities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Utilities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Utilities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Utilities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Utilities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Utilities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Utilities is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Utilities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Utilities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of Utilities audited by Deloitte & Touche LLP, Utilities' independent registered public accounting firm (copies of which will be furnished to Global Utilities), fairly present, in all material respects, Utilities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Utilities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Utilities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Utilities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Utilities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Utilities, and this Agreement constitutes a valid and binding obligation of Utilities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Utilities' performance of this Agreement;

(j) Utilities Shares to be issued and delivered to Global Utilities, for the account of the Global Utilities Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Utilities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Utilities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k) All material federal and other tax returns and reports of Utilities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Utilities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Utilities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Utilities to continue to meet the requirements of Subchapter M of the Code;

(m) Since December 31, 2005 there has been no change by Utilities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n) The information furnished or to be furnished by Utilities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Utilities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Global Utilities represents and warrants to Utilities as follows:

(a) Global Utilities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Global Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of beneficial interest of Global Utilities have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Utilities are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Utilities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Global Utilities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Global Utilities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Global Utilities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Utilities is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Utilities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Utilities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Utilities for the fiscal year ended February 28, 2005, audited by Deloitte & Touche LLP, Global Utilities' independent registered public accounting firm (copies of which have been or will be furnished to Utilities) fairly present, in all material respects, Global Utilities' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Utilities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) Global Utilities has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i) All issued and outstanding shares of Global Utilities are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Global Utilities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Global Utilities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Utilities pursuant to paragraph 3.4;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Utilities, and subject to the approval of Global Utilities' shareholders, this Agreement constitutes a valid and binding obligation of Global Utilities, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Utilities' performance of this Agreement;

(k) All material federal and other tax returns and reports of Global Utilities required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Utilities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Global Utilities has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Utilities to continue to meet the requirements of Subchapter M of the Code;

(m) At the Closing Date, Global Utilities will have good and valid title to the Global Utilities Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Utilities which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Utilities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n) On the effective date of the Registration Statement, at the time of the meeting of Global Utilities' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Utilities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Utilities for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o) Global Utilities will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p) Global Utilities has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q) Global Utilities is not acquiring Utilities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITIES

The obligations of Global Utilities to consummate the transactions provided for herein shall be subject, at its election, to the performance by Utilities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of Utilities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Utilities shall have delivered to Global Utilities a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Utilities and dated as of the Closing Date, to the effect that the representations and warranties of Utilities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Utilities shall reasonably request;

6.3 Global Utilities shall have received a favorable opinion from Clifford Chance US LLP, counsel to Utilities, dated as of the Closing Date, to the effect that:

(a) Utilities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Utilities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Utilities, is a valid and binding obligation of Utilities enforceable against Utilities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Utilities Shares to be issued to Global Utilities Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Utilities' Statement of Additional Information), and no shareholder of Utilities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Utilities' Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Utilities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Utilities' 12b-1 plan of distribution from those described in Utilities' Prospectus dated April 29, 2005, as supplemented, and Statement of Additional Information dated April 29, 2005, as supplemented.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF UTILITIES

The obligations of Utilities to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Utilities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Global Utilities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Global Utilities shall have delivered to Utilities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Utilities and dated as of the Closing Date, to the effect that the representations and warranties of Global Utilities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Utilities shall reasonably request;

7.3 Global Utilities shall have delivered to Utilities a statement of the Global Utilities Assets and its liabilities, together with a list of Global Utilities' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Utilities;

7.4 Utilities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Global Utilities, dated as of the Closing Date to the effect that:

(a) Global Utilities is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Utilities is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Utilities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Utilities, is a valid and binding obligation of Global Utilities enforceable against Global Utilities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Utilities' Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Utilities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5 On the Closing Date, the Global Utilities Assets shall include no assets that Utilities, by reason of limitations of the Fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF UTILITIES AND GLOBAL UTILITIES

The obligations of Global Utilities and Utilities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Utilities in accordance with the provisions of Global Utilities' Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Utilities;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Utilities or Global Utilities to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Utilities or Global Utilities;

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Global Utilities shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Utilities Shareholders substantially all of Global Utilities' investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6 The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Utilities and Global Utilities, which opinion may be relied upon by the shareholders of Global Utilities, substantially to the effect that, for federal income tax purposes:

(a) The transfer of Global Utilities' assets in exchange for Utilities Shares and the assumption by Utilities of certain stated liabilities of Global Utilities followed by the distribution by Global Utilities of Utilities Shares to the Global Utilities Shareholders in exchange for their Global Utilities shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a

‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Global Utilities and Utilities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Utilities upon the receipt of the assets of Global Utilities solely in exchange for Utilities Shares and the assumption by Utilities of the stated liabilities of Global Utilities;

(c) No gain or loss will be recognized by Global Utilities upon the transfer of the assets of Global Utilities to Utilities in exchange for Utilities Shares and the assumption by Utilities of the stated liabilities or upon the distribution of Utilities Shares to the Global Utilities Shareholders in exchange for their Global Utilities shares;

(d) No gain or loss will be recognized by the Global Utilities Shareholders upon the exchange of the Global Utilities shares for Utilities Shares;

(e) The aggregate tax basis for Utilities Shares received by each Global Utilities Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Global Utilities Shares held by each such Global Utilities Shareholder immediately prior to the Reorganization;

(f) The holding period of Utilities Shares to be received by each Global Utilities Shareholder will include the period during which the Global Utilities Shares surrendered in exchange therefor were held (provided such Global Utilities Shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the assets of Global Utilities acquired by Utilities will be the same as the tax basis of such assets to Global Utilities immediately prior to the Reorganization; and

(h) The holding period of the assets of Global Utilities in the hands of Utilities will include the period during which those assets were held by Global Utilities.

Notwithstanding anything herein to the contrary, neither Utilities nor Global Utilities may waive the conditions set forth in this paragraph 8.6.

9.    FEES AND EXPENSES

9.1 (a) Utilities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Global Utilities shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b) In the event the transactions contemplated herein are not consummated by reason of Global Utilities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Utilities' obligations specified in this Agreement), Global Utilities' only obligation hereunder shall be to reimburse Utilities for all reasonable out-of-pocket fees and expenses incurred by Utilities in connection with those transactions.

(c) In the event the transactions contemplated herein are not consummated by reason of Utilities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Utilities' obligations specified in this Agreement), Utilities' only obligation hereunder shall be to reimburse Global Utilities for all reasonable out-of-pocket fees and expenses incurred by Global Utilities in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Utilities hereunder shall not survive the dissolution and complete liquidation of Global Utilities in accordance with Section 1.9.

11.	TERMINATION

11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Global Utilities and Utilities;

(b) by either Utilities or Global Utilities by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 31, 2007; or

(c) by either Utilities or Global Utilities, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Utilities shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Utilities or Global Utilities, or the trustees or officers of Utilities or Global Utilities, to any other party or its trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Utilities or Global Utilities, or the trustees or officers of Utilities or Global Utilities, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The obligations and liabilities of Utilities hereunder are solely those of Utilities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Utilities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Utilities and signed by authorized officers of Utilities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6 The obligations and liabilities of Global Utilities hereunder are solely those of Global Utilities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Utilities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Utilities and signed by authorized officers of Global Utilities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GLOBAL UTILITIES FUND
By: /s/ Ronald E. Robison

Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY UTILITIES FUND
By: /s/ Amy R. Doberman

Name: Amy R. Doberman Title: Vice President

                                                                       EXHIBIT B

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY UTILITIES FUND

A MUTUAL FUND THAT SEEKS TO PROVIDE BOTH CAPITAL APPRECIATION AND CURRENT INCOME

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

APRIL 28, 2006

CONTENTS

THE FUND

      Investment Objective                                                                 1

      Principal Investment Strategies                                                      1

      Principal Risks                                                                      2

      Past Performance                                                                     5

      Fees and Expenses                                                                    7

      Additional Investment Strategy Information                                           8

      Additional Risk Information                                                          9

      Portfolio Holdings                                                                   9

      Fund Management                                                                     10

SHAREHOLDER INFORMATION

      Pricing Fund Shares                                                                 11

      How To Buy Shares                                                                   12

      Limited Portability                                                                 13

      How To Exchange Shares                                                              14

      How To Sell Shares                                                                  15

      Distributions                                                                       18

      Frequent Purchases and Redemptions of Fund Shares                                   18

      Tax Consequences                                                                    19

      Share Class Arrangements                                                            20

      Additional Information                                                              28

FINANCIAL HIGHLIGHTS                                                                      29

MORGAN STANLEY FUNDS                                                       Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Utilities Fund seeks to provide both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities (including asset-backed securities and zero-coupon securities) of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: gas and electric energy, water distribution, telecommunications, computers, the Internet and Internet related services, and other new or emerging technologies. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Fund may invest up to 25% of its net assets in foreign securities, including common stock and other equity securities (including depositary receipts) and investment grade fixed-income securities. However, this percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Fund's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. The Fund does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Fund's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for the
Fund, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment
Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Fund's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

[SIDENOTE]

GROWTH AND INCOME

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE
POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

                                        1

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through"
of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The remaining 20% of the Fund's assets may be invested in securities of companies not engaged in the utilities industry. Up to 10% of the Fund's net assets may be invested in convertible securities, a portion of which may be rated below investment grade (commonly known as "junk bonds"). The Fund may also utilize forward foreign currency exchange contracts.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

UTILITIES INDUSTRY. The Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies--regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise.
Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon

                                        2

electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the
Fund is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of the Fund's investment grade securities may have speculative credit risk characteristics.

ASSET-BACKED SECURITIES. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable

                                        3

to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                        4

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

     1996      4.99%
     1997     25.79%
     1998     21.95%
     1999     10.09%
     2000      6.47%
     2001    -21.82%
     2002    -20.30%
     2003     15.91%
     2004     20.37%
     2005     15.22%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 0.82%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.72% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -16.56% (quarter ended September 30, 2002).

[SIDE NOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

                                        5

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

                                                      PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS    LIFE OF FUND*

Class A(1)--Return Before Taxes                               9.08%            -0.69%              --             6.26%
            S&P 500(R) Index(2)                               4.91%             0.55%              --             5.07%
            Lipper Utility Funds Index(3)                    15.01%             1.04%              --             7.13%
Class B(1)+--Return Before Taxes                             10.22%+           -0.27%            6.58%              --
            Return After Taxes on Distributions(4)            8.57%            -1.56%            4.78%              --
            Return After Taxes on Distributions
            and Sale of Fund Shares                           7.56%            -0.79%            4.87%              --
            S&P 500(R) Index(2)                               4.91%             0.55%            9.07%              --
            Lipper Utility Funds Index(3)                    15.01%             1.04%            7.86%              --
Class C(1)--Return Before Taxes                              13.35%            -0.35%              --             6.14%
            S&P 500(R) Index(2)                               4.91%             0.55%              --             5.07%
            Lipper Utility Funds Index(3)                    15.01%             1.04%              --             7.13%
Class D(1)--Return Before Taxes                              15.34%             0.62%              --             7.19%
            S&P 500(R) Index(2)                               4.91%             0.55%              --             5.07%
            Lipper Utility Funds Index(3)                    15.01%             1.04%              --             7.13%

*  Only shown for share classes with less than a ten year history.

+    Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended December 31, 2005, the total operating expense ratio for Class B shares was lower, and, as a result, the performance of Class B shares was higher than that of the Class A shares.
     There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

(1)  Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on April 29, 1988.

(2)  The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation.
     Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility
     Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this
     Index.

(4)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to

[SIDE NOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN
INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX
THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD
YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

                                        6

foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                   CLASS A    CLASS B    CLASS C    CLASS D

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                 5.25%(1)   None       None       None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)             None(2)    5.00%(3)   1.00%(4)   None
Redemption fee(5)                                   2.00%      2.00%      2.00%      2.00%

ANNUAL FUND OPERATING EXPENSES

                                                   CLASS A    CLASS B    CLASS C    CLASS D

Advisory fee                                        0.53%      0.53%      0.53%      0.53%
Distribution and service (12b-1) fees(6)            0.25%      0.16%      0.93%      None
Other expenses                                      0.25%      0.25%      0.25%      0.25%
Total annual Fund operating expenses                1.03%      0.94%      1.71%      0.78%

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  Payable to the Fund on shares redeemed within 30 days of purchase. The redemption fees are based on redemption proceeds. See "Shareholder
     Information -- How to Sell Shares" for more information on redemption fees.

(6)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
     1.00% and 1.00% of the average daily net assets of Class A, Class B and
     Class C shares, respectively.

[SIDE NOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES
PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

                                        7

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion of
Class B shares to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
        ------------------------------------------  ----------------------------------------
         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS  10 YEARS

Class A $    625  $     836  $   1,064  $    1,718  $    625  $     836  $   1,064  $  1,718
Class B $    596  $     600  $     720  $    1,167* $     96  $     300  $     520  $  1,167*
Class C $    274  $     539  $     928  $    2,019  $    174  $     539  $     928  $  2,019
Class D $     80  $     249  $     433  $      966  $     80  $     249  $     433  $    966

* BASED ON A CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE
  CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's investment strategies.

CONVERTIBLE SECURITIES. The Fund may invest up to 10% of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

                                        8

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowing, if any, in response to fluctuations in the value of such holdings. Except for the Fund's policy to concentrate its assets in the utilities industry, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the risks of investing in the Fund.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Fund may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated or if foreign currency rates change in a manner different than anticipated by the Investment Adviser, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
STATEMENT OF ADDITIONAL INFORMATION.

                                        9

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors
Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Sector Funds and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts.

Current members of the Sector Funds team jointly and primarily responsible for the day-to-day management of the Fund are Edward F. Gaylor, an Executive
Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of
the Investment Adviser. Mr. Gaylor has been associated with the Investment
Adviser in an investment management capacity since March 1988 and began managing the Fund at its inception. Ms. Maly has been associated with the Investment
Adviser in an investment management capacity since November 1992 and began managing the Fund in January 2006.

David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of the Taxable Fixed Income team. Mr. Horowitz has been associated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Fund in April 2005.

Mr. Gaylor is responsible for the day-to-day management of the equity portion of the Fund. Mr. Horowitz is responsible for the day-to-day management of the fixed-income portion of the Fund. Messrs. Gaylor, Horowitz and Ms. Maly share responsibility for the execution of the overall strategy of the Fund.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts manages by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the teams may change without notice from time to time.

The Fund pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund accrued total compensation to the Investment Adviser amounting to 0.53% of the
Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report for the period ended June 30, 2005.

[SIDE NOTE]

MORGAN STANLEY INVESTMENT ADVISERS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND HAD APPROXIMATELY $90 BILLION IN ASSETS UNDER MANAGEMENT OR
ADMINISTRATION AS OF MARCH 31, 2006.

                                       10

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                                       11

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

[SIDE NOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN
STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER
OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR
ON OUR INTERNET SITE AT: www.morganstanley.com/funds

                                       12

MINIMUM INVESTMENT AMOUNTS

                                                                             MINIMUM INVESTMENT
                                                                            --------------------
INVESTMENT OPTIONS                                                          INITIAL   ADDITIONAL

Regular Account                                                             $  1,000  $      100
Individual Retirement Account                                               $  1,000  $      100
Coverdell Education Savings Account                                         $    500  $      100
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)  $    100* $      100*

* PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN 12 MONTHS.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

-  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

-  Make out a check for the total amount payable to: Morgan Stanley Utilities
   Fund.

-  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

LIMITED PORTABILITY

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, as well as shares of any other Morgan Stanley
Fund. If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor,

[SIDE NOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR
FURTHER INFORMATION ABOUT THIS SERVICE.

                                       13

you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the
Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan
Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan
Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than 30 days from the date of purchase will be subject to the 2%
redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchange." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

                                       14

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------

CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage
                    account.

                                       15

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------

BY LETTER           You can also sell your shares by writing a "letter of
                    instruction" that includes:

                    -  your account number;
                    -  the name of the Fund;
                    -  the dollar amount or the number of shares you wish to
                       sell;
                    -  the Class of shares you wish to sell; and
                    -  the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at
                    (800) 869-NEWS for a determination as to whether a
                    particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional
                    documentation may be required for shares held by a
                    corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.

SYSTEMATIC          If your investment in all of the Morgan Stanley Funds has a
WITHDRAWAL PLAN     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.

                    To sign up for the systematic withdrawal plan, contact your
                    Morgan Stanley Financial Advisor or call toll-free (800)
                    869-NEWS. You may terminate or suspend your plan at any
                    time. Please remember that withdrawals from the plan are
                    sales of shares, not Fund "distributions," and ultimately
                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

                                       16

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than
$1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the
Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

                                       17

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are usually higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December.
The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices

[SIDENOTE]

TARGETED DIVIDENDS

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER
CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN.
CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS
SERVICE.

                                       18

in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares," and
"How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts, at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal

                                       19

income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                                                    MAXIMUM ANNUAL 12b-1 FEE

A       Maximum 5.25% initial sales charge reduced for purchases of
        $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during
        the first 18 months                                                       0.25%

B       Maximum 5.00% CDSC during the first year decreasing to 0%
        after six years                                                           1.00%

C       1.00% CDSC during the first year                                          1.00%

D       None                                                                      None

                                       20

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A shares is lower than the maximum 12b-1 fee payable by Class B or Class C shares.

                                       21

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                        FRONT-END SALES CHARGE
                                           ------------------------------------------------
AMOUNT OF                                      PERCENTAGE OF         APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                         PUBLIC OFFERING PRICE     OF NET AMOUNT INVESTED

Less than $25,000                                  5.25%                     5.54%
$25,000 but less than $50,000                      4.75%                     4.99%
$50,000 but less than $100,000                     4.00%                     4.17%
$100,000 but less than $250,000                    3.00%                     3.09%
$250,000 but less than $500,000                    2.50%                     2.56%
$500,000 but less than $1 million                  2.00%                     2.04%
$1 million and over                                0.00%                     0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-  A single account (including an individual, trust or fiduciary account).

-  A family member account (limited to spouse, and children under the age of
   21).

-  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

-  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) Plans).

-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

-  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
-  A family member accounts (limited to spouse and children under 21 but including trust accounts established solely for the benefit of a spouse or child under 21).
-  IRAs and single participant retirement accounts (such as Keoghs).
-  UGMA/UTMA accounts.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi
Class Funds)

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON
A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE
DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR
CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION
AND LETTER OF INTENT.

                                       22

held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or the
Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or
CDSC upon sale) if your account qualifies under one of the following categories:

-  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

                                       23

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

-  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

-  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

-  Insurance Company separate accounts that have been approved by the Fund's distributor.

-  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

-  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE   CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                              5.0%
Second                                             4.0%
Third                                              3.0%
Fourth                                             2.0%
Fifth                                              2.0%
Sixth                                              1.0%
Seventh and thereafter                             None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR
SHARES AS SET FORTH IN THE TABLE.

                                       24

assumed that the shares being redeemed first are any shares in the shareholder's
Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

-  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii)
   held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

-  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares in connection with the systematic withdrawal plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

-  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

                                       25

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by
Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

                                       26

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

-  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

-  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

-  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

-  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

-  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

-  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

                                       27

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of these shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's STATEMENT OF ADDITIONAL INFORMATION.

                                       28

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL
INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES

FOR THE YEAR ENDED DECEMBER 31,                     2005           2004          2003             2002             2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     13.32    $     11.34    $     10.03    $       13.07    $       19.16
                                                -----------    -----------    -----------    -------------    -------------
Income (loss) from investment operations:
  Net investment income++                              0.31           0.29           0.31             0.33             0.38
  Net realized and unrealized gain (loss)              1.71           1.98           1.30            (2.88)           (4.44)
                                                -----------    -----------    -----------    -------------    -------------
Total income (loss) from investment operations         2.02           2.27           1.61            (2.55)           (4.06)
                                                -----------    -----------    -----------    -------------    -------------
Less dividends and distributions from:
  Net investment income                               (0.36)         (0.29)         (0.30)           (0.35)           (0.38)
  Net realized gain                                   (0.61)            --             --            (0.14)           (1.65)
                                                -----------    -----------    -----------    -------------    -------------
Total dividends and distributions                     (0.97)         (0.29)         (0.30)           (0.49)           (2.03)
                                                -----------    -----------    -----------    -------------    -------------
Net asset value, end of period                  $     14.37    $     13.32    $     11.34    $       10.03    $       13.07
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         15.12%         20.36%         16.37%          (19.74)%         (21.23)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.03%          1.02%          1.02%            0.98%            0.90%
Net investment income                                  2.14%          2.44%          2.99%            2.98%            2.32%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $   658,909    $    12,228    $    14,403    $      14,463    $      19,314
Portfolio turnover rate                                  20%            20%            43%              51%              49%

++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       29

CLASS B SHARES

FOR THE YEAR ENDED DECEMBER 31,                     2005           2004             2003                2002             2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     13.38    $     11.40       $     10.08       $       13.12    $       19.21
                                                -----------    -----------       -----------       -------------    -------------
Income (loss) from investment operations:
  Net investment income++                              0.32           0.30              0.27                0.25             0.26
  Net realized and unrealized gain (loss)              1.72           1.99              1.31               (2.89)           (4.45)
                                                -----------    -----------       -----------       -------------    -------------
Total income (loss) from investment operations         2.04           2.29              1.58               (2.64)           (4.19)
                                                -----------    -----------       -----------       -------------    -------------
Less dividends and distributions from:
  Net investment income                               (0.36)         (0.31)            (0.26)              (0.26)           (0.25)
  Net realized gain                                   (0.61)            --                --               (0.14)           (1.65)
                                                -----------    -----------       -----------       -------------    -------------
Total dividends and distributions                     (0.97)         (0.31)            (0.26)              (0.40)           (1.90)
                                                -----------    -----------       -----------       -------------    -------------
Net asset value, end of period                  $     14.45    $     13.38       $     11.40       $       10.08    $       13.12
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         15.22%         20.37%            15.91%             (20.30)%         (21.82)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               0.94%          0.94%(2)          1.43%(2)            1.73%            1.66%
Net investment income                                  2.23%          2.52%(2)          2.58%(2)            2.23%            1.56%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $   184,065    $   890,696       $   929,785       $   1,011,218    $   1,719,481
Portfolio turnover rate                                  20%            20%               43%                 51%              49%

++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.
(2)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

                                                     EXPENSE    NET INVESTMENT
PERIOD ENDED                                          RATIO      INCOME RATIO
--------------------------------------------------   -------    --------------

December 31, 2004                                     1.24%          2.22%
December 31, 2003                                     1.78%          2.23%

                                       30

CLASS C SHARES

FOR THE YEAR ENDED DECEMBER 31,                     2005           2004             2003                2002             2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     13.37    $     11.38       $     10.07       $       13.11    $       19.19
                                                -----------    -----------       -----------       -------------    -------------
Income (loss) from investment operations:
  Net investment income++                              0.21           0.20              0.23                0.26             0.26
  Net realized and unrealized gain (loss)              1.72           1.99              1.30               (2.90)           (4.44)
                                                -----------    -----------       -----------       -------------    -------------
Total income (loss) from investment operations         1.93           2.19              1.53               (2.64)           (4.18)
                                                -----------    -----------       -----------       -------------    -------------
Less dividends and distributions from:
  Net investment income                               (0.26)         (0.20)            (0.22)              (0.26)           (0.25)
  Net realized gain                                   (0.61)            --                --               (0.14)           (1.65)
                                                -----------    -----------       -----------       -------------    -------------
Total dividends and distributions                     (0.87)         (0.20)            (0.22)              (0.40)           (1.90)
                                                -----------    -----------       -----------       -------------    -------------
Net asset value, end of period                  $     14.43    $     13.37       $     11.38       $       10.07    $       13.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         14.35%         19.47%            15.44%             (20.32)%         (21.80)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.71%          1.77%             1.78%               1.69%            1.66%
Net investment income                                  1.46%          1.69%             2.23%               2.27%            1.56%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     8,745    $     8,851       $     8,899       $       7,900    $      11,904
Portfolio turnover rate                                  20%            20%               43%                 51%              49%

++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       31

CLASS D SHARES

FOR THE YEAR ENDED DECEMBER 31,                     2005           2004             2003                2002             2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $     13.30    $     11.32       $     10.02       $       13.05    $       19.14
                                                -----------    -----------       -----------       -------------    -------------
Income (loss) from investment operations:
  Net investment income++                              0.34           0.32              0.34                0.36             0.45
  Net realized and unrealized gain (loss)              1.70           1.98              1.29               (2.88)           (4.47)
                                                -----------    -----------       -----------       -------------    -------------
Total income (loss) from investment operations         2.04           2.30              1.63               (2.52)           (4.02)
                                                -----------    -----------       -----------       -------------    -------------
Less dividends and distributions from:
  Net investment income                               (0.39)         (0.32)            (0.33)              (0.37)           (0.42)
  Net realized gain                                   (0.61)            --                --               (0.14)           (1.65)
                                                -----------    -----------       -----------       -------------    -------------
Total dividends and distributions                     (1.00)         (0.32)            (0.33)              (0.51)           (2.07)
                                                -----------    -----------       -----------       -------------    -------------
Net asset value, end of period                  $     14.34    $     13.30       $     11.32       $       10.02    $       13.05
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         15.34%         20.69%            16.57%             (19.49)%         (21.04)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               0.78%          0.77%             0.78%               0.73%            0.66%
Net investment income                                  2.39%          2.69%             3.23%               3.23%            2.56%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     4,059    $     3,750       $     3,123       $       3,380    $       3,783
Portfolio turnover rate                                  20%            20%               43%                 51%              49%

++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       32

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund
Total Return Trust

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Convertible Securities Trust

Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund

Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*  Single-Class Fund(s)
+  No-Load (Mutual) Fund

                                       33

Additional information about the Fund's investments is available in the Fund's
ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
www.morganstanley.com/funds

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION)
can be viewed and copied at the Securities and Exchange Commission's ("SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A: UTLAX
CLASS B: UTLBX
CLASS C: UTLCX
CLASS D: UTLDX

(The Fund's Investment Company Act File No. is 811-5415)

Investments and services offered through Morgan Stanley DW Inc., member SIPC, and Morgan Stanley Distributors Inc., member NASD.

(C) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF #38545PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                  UTILITIES FUND

                                                                     38545 04/06

[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                                  APRIL 28, 2006

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY
UTILITIES FUND PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW
OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED
PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE
FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT
FOR THE YEAR ENDED DECEMBER 31, 2005

TOTAL RETURN FOR THE 12 MONTHS ENDED DECEMBER 31, 2005

                                                     S&P          LIPPER
                                                  500(R)   UTILITY FUNDS
CLASS A     CLASS B     CLASS C     CLASS D     INDEX(1)         INDEX(2)
------------------------------------------------------------------------

 15.12%      15.22%      14.35%      15.34%         4.91%          15.00%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS
DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL
DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES.
SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED
PERFORMANCE AND BENCHMARK INFORMATION.

BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12b-1 PLAN THAN DID
CLASS A SHARES FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2005, THE TOTAL
OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE
PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF THE CLASS A SHARES. THERE
CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS THE
MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12b-1 PLAN ARE HIGHER THAN
THOSE PAYABLE BY CLASS A SHARES.

MARKET CONDITIONS

Despite the Federal Open Market Committee's steady monetary tightening policy, interest rates remained low by historical standards. In this environment, utility stocks were rewarded by investors for their yield and dividend growth potential. The market's comfort with utilities was further bolstered by the sector's increased emphasis on basic utility service models. Such models entailed less high risk diversification efforts, and in turn, cleaner balance sheets and enhanced earnings predictability. Merger-and-acquisition activity furthered the overall appeal of the utilities sector.

Although electric and natural gas stocks showed general weakness in the fourth quarter of 2005, these sectors were the dominant performers for the year.
Exceptionally strong oil and natural gas prices were key factors underlying the significant upside of natural gas companies having exploration and production
(E&P) affiliations. Similarly, selective electric utilities were beneficiaries of higher commodity prices, particularly those having relatively low cost coal and nuclear generation. During the period, telecommunications stocks across the market generated mixed performance. A number of companies were hindered by the threat of competition, a significant build-up of capital expenditures and regulatory uncertainties. While telecommunication operating companies (Regional
Bells) were stagnant, stocks within the wireless area of the telecommunications industry provided stronger gains. Unlike the wireline operators where growth is slow at best, the wireless area offered more attractive organic growth prospects as well as the benefit of synergies from current and future consolidation.

PERFORMANCE ANALYSIS

Morgan Stanley Utilities Fund Class A, B and D shares outperformed the S&P
500(R) Index and the Lipper Utility Funds Index for the 12 months ended December
31, 2005, assuming no deduction of applicable sales charges. Class C shares outperformed the S&P 500(R) Index and underperformed the Lipper Utility Funds
Index for the same period, assuming no deduction of sales charges.

                                        2

A variety of factors drove the Fund's strong absolute returns and wide outperformance of the S&P 500(R) Index. In addition to benefiting from the favorable trends which supported the sector, the Fund was especially well served by its focus on electric companies, many which excelled as commodity prices soared. Additionally, selected electric positions were further rewarded for restructuring activity or turnarounds. The Fund's natural gas allocation contributed solid gains, as well. Stocks of companies with E&P operations were among those that performed most strongly. Within its telecommunications position, the performance of the Fund reflected the mixed trends seen in the broader market. Exposure to wireless-related holdings offset much of the lackluster performance from wireline operators, such as the Regional Bells and independent carriers.

Throughout the period, the Fund was well diversified across the utilities sector. As of December 31, 2005, electric utilities stocks represented 61 percent of equity investments, natural gas and energy stocks represented 23 percent, and telecommunications represented 16 percent. We note that the Fund's holdings and allocation may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL
OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN THE FUTURE.

                                        3

TOP 10 HOLDINGS

Edison International                      3.5%
Dominion Resources, Inc.                  3.3
FPL Group, Inc.                           3.3
Exelon Corp.                              3.3
TXU Corp.                                 3.2
PPL Corp.                                 3.2
Sprint Nextel Corp.                       3.1
Constellation Energy Group, Inc.          3.1
Entergy Corp.                             2.9
Sempra Energy                             2.9

TOP FOUR INDUSTRIES

Electric Utilities                       60.6%
Energy                                   22.7
Telecommunications                       16.1
Short-Term Investment                     0.3

DATA AS OF DECEMBER 31, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP
10 HOLDINGS AND TOP FOUR INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE
DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A
RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A
FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE
ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL
ADVISORY SERVICES.

INVESTMENT STRATEGY

THE FUND WILL NORMALLY INVEST AT LEAST 80 PERCENT OF ITS ASSETS IN COMMON STOCK
AND OTHER EQUITY SECURITIES (INCLUDING DEPOSITARY RECEIPTS) AND INVESTMENT GRADE
FIXED-INCOME SECURITIES (INCLUDING ASSET-BACKED SECURITIES AND ZERO-COUPON
SECURITIES) OF COMPANIES THAT ARE ENGAGED IN THE UTILITIES INDUSTRY. A COMPANY
WILL BE CONSIDERED TO BE IN THE UTILITIES INDUSTRY IF IT DERIVES AT LEAST 50
PERCENT OF ITS REVENUES OR EARNINGS FROM THE UTILITIES INDUSTRY OR DEVOTES AT
LEAST 50 PERCENT OF ITS ASSETS TO ACTIVITIES IN THAT INDUSTRY. THESE MAY INCLUDE
COMPANIES INVOLVED IN, AMONG OTHER AREAS: GAS AND ELECTRIC ENERGY, WATER
DISTRIBUTION, TELECOMMUNICATIONS, COMPUTERS, THE INTERNET AND INTERNET RELATED
SERVICES, AND OTHER NEW OR EMERGING TECHNOLOGIES. THE COMPANIES MAY INCLUDE
TRADITIONALLY REGULATED PUBLIC UTILITIES OR FULLY OR PARTIALLY DEREGULATED
UTILITY COMPANIES AS WELL AS UNREGULATED UTILITY COMPANIES. THE FUND MAY INVEST
UP TO 25 PERCENT OF ITS NET ASSETS IN FOREIGN SECURITIES, INCLUDING COMMON STOCK
AND OTHER EQUITY SECURITIES (INCLUDING DEPOSITARY RECEIPTS) AND INVESTMENT GRADE
FIXED-INCOME SECURITIES. HOWEVER, THIS PERCENTAGE LIMITATION DOES NOT APPLY TO
SECURITIES OF FOREIGN COMPANIES THAT ARE LISTED IN THE UNITED STATES ON A
NATIONAL SECURITIES EXCHANGE.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND
AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON
FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO
DELIVERS THE SEMIANNUAL

                                        4

AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS
PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY FUND ALSO FILES A
COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND
THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS
FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS
POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM
N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE
SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE
SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF
THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800)
SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A
DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS
(PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC,
WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT
CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE
MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO
AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT
http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO
PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30
WITHOUT CHARGE BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT
www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND
EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE
MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN
SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY
MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS.
YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME
UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE
DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR
CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING
INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

                                        5

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF $10,000 INVESTMENT -- CLASS B

($ IN THOUSANDS)      FUND^^     S&P 500(R) INDEX(1)   LIPPER UTILITY FUNDS INDEX(2)

December 31, 1995   $   10,000        $   10,000                 $   10,000
December 31, 1996   $   10,499        $   12,295                 $   10,933
December 31, 1997   $   13,208        $   16,397                 $   13,744
December 31, 1998   $   16,107        $   21,082                 $   16,273
December 31, 1999   $   17,732        $   25,518                 $   18,638
December 31, 2000   $   18,879        $   23,192                 $   20,236
December 31, 2001   $   14,759        $   20,438                 $   15,916
December 31, 2002   $   11,763        $   15,923                 $   12,303
December 31, 2003   $   13,634        $   20,491                 $   14,957
December 31, 2004   $   16,410        $   22,721                 $   18,531
December 31, 2005   $   18,907        $   23,836                 $   21,311

ENDING VALUE

                                        6

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED DECEMBER 31, 2005

                  CLASS A SHARES*       CLASS B SHARES**      CLASS C SHARES+       CLASS D SHARES++
                  (SINCE 07/28/97)      (SINCE 04/29/88)      (SINCE 07/28/97)      (SINCE 07/28/97)

SYMBOL                       UTLAX                 UTLBX                 UTLCX                 UTLDX

1 YEAR                       15.12%(3)             15.22%(3)             14.35%(3)             15.34%(3)
                              9.08(4)              10.22(4)              13.35(4)                 --

5 YEARS                       0.38(3)               0.03(3)              (0.35)(3)              0.62(3)
                             (0.69)(4)             (0.27)(4)             (0.35)(4)                --

10 YEARS                        --                  6.58(3)                 --                    --
                                --                  6.58(4)                 --                    --

SINCE INCEPTION               6.94(3)               8.57(3)               6.14(3)               7.19(3)
                              6.26(4)               8.57(4)               6.14(4)                 --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS
AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE
DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS
D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*   THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.

**  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE
    CDSC DECLINES TO 0% AFTER SIX YEARS.

+   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1.0% FOR SHARES
    REDEEMED WITHIN ONE YEAR OF PURCHASE.

++  CLASS D HAS NO SALES CHARGE.

(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE
    PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON
    STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION.
    INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR
    FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST
    DIRECTLY IN AN INDEX.

(2) THE LIPPER UTILITY FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF
    THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER UTILITY
    FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS
    DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE
    CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 10 FUNDS REPRESENTED IN THIS
    INDEX.

(3) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT
    THE DEDUCTION OF ANY SALES CHARGES.

(4) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF
    THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR
    COMPLETE DETAILS ON FEES AND SALES CHARGES.

^^  ENDING VALUE ASSUMING A COMPLETE REDEMPTION ON DECEMBER 31, 2005.

                                        7

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
and (2) ongoing costs, including advisory fees; distribution and service (12b-1)
fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/05 - 12/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING         ENDING       EXPENSES PAID
                                                     ACCOUNT  VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                     --------------   -------------   ---------------
                                                                                        07/01/05 -
                                                       07/01/05         12/31/05        12/31/05
                                                     --------------   -------------   ---------------

CLASS A
Actual (2.44% return)                                $     1,000.00   $    1,024.40   $          5.20
Hypothetical (5% annual return before expenses)      $     1,000.00   $    1,020.06   $          5.19

CLASS B
Actual (2.57% return)                                $     1,000.00   $    1,025.70   $          4.44
Hypothetical (5% annual return before expenses)      $     1,000.00   $    1,020.82   $          4.43

CLASS C
Actual (2.11% return)                                $     1,000.00   $    1,021.10   $          9.02
Hypothetical (5% annual return before expenses)      $     1,000.00   $    1,016.28   $          9.00

CLASS D
Actual (2.57% return)                                $     1,000.00   $    1,025.70   $          3.93
Hypothetical (5% annual return before expenses)      $     1,000.00   $    1,021.32   $          3.92

----------
  *  EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, 0.87%,
     1.77% AND 0.77% FOR CLASS A, CLASS B, CLASS C AND CLASS D SHARES,
     RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD,
     MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                                        8

MORGAN STANLEY UTILITIES FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

NUMBER OF
 SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------

            COMMON STOCKS (98.0%)
            ELECTRIC UTILITIES (59.8%)
1,070,000   AES Corp. (The)*                                                         $  16,938,100
  360,000   Allegheny Energy, Inc.*                                                     11,394,000
  360,000   Ameren Corp.                                                                18,446,400
  530,000   American Electric Power Co., Inc.                                           19,657,700
  475,000   CMS Energy Corp.*                                                            6,892,250
  295,000   Consolidated Edison, Inc.                                                   13,667,350
  455,000   Constellation Energy Group, Inc.                                            26,208,000
  370,000   Dominion Resources, Inc.                                                    28,564,000
  359,000   DPL, Inc.                                                                    9,337,590
  620,724   Duke Energy Corp.                                                           17,038,874
  685,000   Edison International                                                        29,872,850
  365,000   Entergy Corp.                                                               25,057,250
  525,000   Exelon Corp.                                                                27,898,500
  410,000   FirstEnergy Corp.                                                           20,085,900
  685,000   FPL Group, Inc.                                                             28,468,600
  470,000   NRG Energy, Inc.*                                                           22,146,400
  645,000   NSTAR                                                                       18,511,500
  585,000   PG&E Corp.                                                                  21,715,200
  300,000   Pinnacle West Capital Corp.                                                 12,405,000
  463,000   PNM Resources Inc.                                                          11,338,870
  925,000   PPL Corp.                                                                   27,195,000
  435,000   Reliant Energy, Inc.*                                                        4,489,200
  600,000   SCANA Corp.                                                                 23,628,000
  535,000   Southern Co. (The)                                                          18,473,550
  355,000   TECO Energy, Inc.                                                            6,098,900
  540,000   TXU Corp.                                                                   27,102,600
  490,000   Wisconsin Energy Corp.                                                      19,139,400
                                                                                     -------------
                                                                                       511,770,984
                                                                                     -------------
            ENERGY (22.6%)
  590,000   AGL Resources, Inc.                                                         20,537,900
  135,000   Burlington Resources, Inc.                                                  11,637,000
  530,000   Equitable Resources, Inc.                                                   19,445,700
  245,200   KeySpan Corp.                                                                8,751,188
  195,000   Kinder Morgan, Inc.                                                         17,930,250
  595,000   MDU Resources Group, Inc.                                                   19,480,300
  375,700   New Jersey Resources Corp.                                                  15,738,073
  180,000   Peabody Energy Corp.                                                        14,835,600

                        SEE NOTES TO FINANCIAL STATEMENTS

                                        9

NUMBER OF
 SHARES                                                                                  VALUE
--------------------------------------------------------------------------------------------------

  300,000   Questar Corp.                                                            $  22,710,000
  556,511   Sempra Energy                                                               24,953,953
  765,000   Williams Companies, Inc. (The)                                              17,725,050
                                                                                     -------------
                                                                                       193,745,014
                                                                                     -------------
            TELECOMMUNICATIONS (15.6%)
  290,900   ALLTEL Corp.                                                                18,355,790
  579,972   AT&T Inc.                                                                   14,203,514
  525,000   BellSouth Corp.                                                             14,227,500
  215,250   CenturyTel, Inc.                                                             7,137,690
  620,000   Crown Castle International Corp.*                                           16,684,200
1,115,070   Sprint Nextel Corp.                                                         26,048,035
  221,586   Telefonica de Espana S.A. (ADR) (Spain)                                      9,975,802
  545,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)                          13,450,600
  300,160   Verizon Communications Inc.                                                  9,040,819
  225,000   Vodafone Group PLC (ADR) (United Kingdom)                                    4,830,750
                                                                                     -------------
                                                                                       133,954,700
                                                                                     -------------
            TOTAL COMMON STOCKS
             (COST $445,468,080)                                                       839,470,698
                                                                                     -------------

PRINCIPAL
AMOUNT IN                                                     COUPON      MATURITY
THOUSANDS                                                      RATE        DATE
---------                                                    --------    ----------

            CORPORATE BONDS (1.3%)
            ELECTRIC UTILITIES (0.8%)
$     185   Appalachian Power Co. (Series G)                   3.60%      05/15/08         179,323
      285   Carolina Power & Light Co.                        5.125       09/15/13         284,691
      585   Cleco Power LLC                                   5.375       05/01/13         581,460
      655   Commonwealth Edison Co. (Series 98)                6.15       03/15/12         683,274
      425   Duquesne Light Co. (Series O)                      6.70       04/15/12         461,785
      115   Entergy Gulf States, Inc.                          3.60       06/01/08         110,649
      145   Entergy Gulf States, Inc.                          4.81+      12/01/09         141,603
      465   Exelon Corp.                                       6.75       05/01/11         495,602
      300   FirstEnergy Corp. (Series B)                       6.45       11/15/11         318,387
      200   Indianapolis Power & Light Co. - 144A**            6.30       07/01/13         210,702
      785   Jersey Central Power & Light Co. (Series MTN)      6.45       05/15/06         789,803
      245   Pacific Gas & Electric Co.                         6.05       03/01/34         254,435
      595   Pinnacle West Capital Corp.                        6.40       04/01/06         597,639
      650   Public Service Co. of New Mexico (Series B)        7.50       08/01/18         742,927
      460   Public Service Electric & Gas Co. (Series MTNB)    5.00       01/01/13         455,432

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       10

PRINCIPAL
AMOUNT IN                                                     COUPON      MATURITY
THOUSANDS                                                      RATE         DATE         VALUE
--------------------------------------------------------------------------------------------------

$     355   Texas-New Mexico Power Co.                         6.25%      01/15/09   $     364,600
      200   TXU Energy Co.                                     7.00       03/15/13         213,435
                                                                                     -------------
                                                                                         6,885,747
                                                                                     -------------
            ENERGY (0.0%)
      150   Panhandle Eastern Pipe Line Co.                    4.80       08/15/08         148,394
      110   Panhandle Eastern Pipe Line Co. (Series B)         2.75       03/15/07         106,993
       85   Sempra Energy                                      4.62       05/17/07          84,425
                                                                                     -------------
                                                                                           339,812
                                                                                     -------------
            TELECOMMUNICATIONS (0.5%)
      124   AT&T Corp.                                         9.05       11/15/11         137,408
      735   France Telecom S.A. (France)                       8.75       03/01/31         983,664
      605   GTE Corp.                                          6.94       04/15/28         649,356
      690   SBC Communications, Inc.                           6.15       09/15/34         695,413
      140   SBC Communications, Inc.                           6.45       06/15/34         146,164
      420   Sprint Capital Corp.                              8.375       03/15/12         487,365
      300   Sprint Capital Corp.                               8.75       03/15/32         399,330
      390   Vodafone Airtouch PLC (United Kingdom)             7.75       02/15/10         427,532
                                                                                     -------------
                                                                                         3,926,232
                                                                                     -------------
            TOTAL CORPORATE BONDS
            (COST $10,741,371)                                                          11,151,791
                                                                                     -------------
            SHORT-TERM INVESTMENT (0.3%)
            REPURCHASE AGREEMENT
    2,159   Joint repurchase agreement account
             (dated 12/30/05; proceeds $2,160,020) (a)
             (COST $2,159,000)                                 4.25       01/03/06       2,159,000
                                                                                     -------------
            TOTAL INVESTMENTS
             (COST $458,368,451) (b)                                       99.6%       852,781,489
            OTHER ASSETS IN EXCESS OF LIABILITIES                           0.4          2,996,959
                                                                         ------      -------------
            NET ASSETS                                                    100.0%     $ 855,778,448
                                                                         ======      =============

----------
   ADR  AMERICAN DEPOSITARY RECEIPT.
    *   NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
    +   FLOATING RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31,
        2005.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $461,466,992.
        THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $392,764,406 AND THE
        AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,449,909, RESULTING IN
        NET UNREALIZED APPRECIATION OF $391,314,497.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       11

MORGAN STANLEY UTILITIES FUND
SUMMARY OF INVESTMENTS - DECEMBER 31, 2005

                                                                   PERCENT OF
INDUSTRY                                               VALUE       NET ASSETS
-----------------------------------------------------------------------------

Electric Utilities                                $  518,656,731      60.6%
Energy                                               194,084,826      22.6
Telecommunications                                   137,880,932      16.1
Repurchase Agreement                                   2,159,000       0.3
                                                  --------------   -------
                                                  $  852,781,489      99.6%
                                                  ==============   =======

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       12

MORGAN STANLEY UTILITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investments in securities, at value
  (cost $458,368,451)                                             $    852,781,489
Receivable for:
  Investments sold                                                       3,044,077
  Shares of beneficial interest sold                                     2,156,082
  Dividends                                                              1,881,289
  Interest                                                                 190,712
  Foreign withholding taxes reclaimed                                       46,768
Receivable from affiliate                                                  132,543
Prepaid expenses and other assets                                           59,170
                                                                  ----------------
    TOTAL ASSETS                                                       860,292,130
                                                                  ----------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed                                 2,746,341
  Investments purchased                                                    835,271
  Investment advisory fee                                                  391,103
  Distribution fee                                                         310,970
  Administration fee                                                        59,343
  Transfer agent fee                                                        20,682
Accrued expenses and other payables                                        149,972
                                                                  ----------------
    TOTAL LIABILITIES                                                    4,513,682
                                                                  ----------------
    NET ASSETS                                                    $    855,778,448
                                                                  ================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                   $    439,575,302
Net unrealized appreciation                                            394,413,038
Accumulated undistributed net investment income                          2,709,652
Accumulated undistributed net realized gain                             19,080,456
                                                                  ----------------
    NET ASSETS                                                    $    855,778,448
                                                                  ================
CLASS A SHARES:
Net Assets                                                        $    658,909,163
Shares Outstanding
  (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                45,857,756
    NET ASSET VALUE PER SHARE                                     $          14.37
                                                                  ================
    MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)             $          15.17
                                                                  ================
CLASS B SHARES:
Net Assets                                                        $    184,065,422
Shares Outstanding
  (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                12,742,301
    NET ASSET VALUE PER SHARE                                     $          14.45
                                                                  ================
CLASS C SHARES:
Net Assets                                                        $      8,744,665
Shares Outstanding
  (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                   606,156
    NET ASSET VALUE PER SHARE                                     $          14.43
                                                                  ================
CLASS D SHARES:
Net Assets                                                        $      4,059,198
Shares Outstanding
  (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                   282,997
    NET ASSET VALUE PER SHARE                                     $          14.34
                                                                  ================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

NET INVESTMENT INCOME:
INCOME
Dividends (net of $21,899 foreign withholding tax)                $     27,422,688
Interest                                                                 1,287,689
                                                                  ----------------
    TOTAL INCOME                                                        28,710,377
                                                                  ----------------
EXPENSES
Investment advisory fee                                                  4,759,242
Distribution fee (Class A shares)                                        1,206,749
Distribution fee (Class B shares)                                          664,628
Distribution fee (Class C shares)                                           85,316
Transfer agent fees and expenses                                         1,156,131
Administration fee                                                         724,978
Shareholder reports and notices                                            128,015
Professional fees                                                           81,479
Registration fees                                                           58,549
Custodian fees                                                              47,874
Trustees' fees and expenses                                                 18,582
Other                                                                       51,131
                                                                  ----------------
    TOTAL EXPENSES                                                       8,982,674
                                                                  ----------------
    NET INVESTMENT INCOME                                               19,727,703
                                                                  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain                                                      126,964,193
Net change in unrealized appreciation                                  (17,792,412)
                                                                  ----------------
    NET GAIN                                                           109,171,781
                                                                  ----------------
NET INCREASE                                                      $    128,899,484
                                                                  ================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       13

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR       FOR THE YEAR
                                                                 ENDED               ENDED
                                                           DECEMBER 31, 2005   DECEMBER 31, 2004
                                                           -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                      $      19,727,703   $      22,774,344
Net realized gain                                                126,964,193          52,817,740
Net change in unrealized appreciation                            (17,792,412)         90,487,889
                                                           -----------------   -----------------
    NET INCREASE                                                 128,899,484         166,079,973
                                                           -----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares                                               (13,127,270)           (322,389)
    Class B shares                                                (8,807,025)        (21,927,360)
    Class C shares                                                  (157,312)           (140,572)
    Class D shares                                                  (115,952)           (102,943)

Net realized gain
    Class A shares                                               (27,152,428)                 --
    Class B shares                                                (7,631,877)                 --
    Class C shares                                                  (351,337)                 --
    Class D shares                                                  (166,395)                 --
                                                           -----------------   -----------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS                            (57,509,596)        (22,493,264)
                                                           -----------------   -----------------
Net decrease from transactions in shares
  of beneficial interest                                        (131,135,934)       (184,271,171)
                                                           -----------------   -----------------

    NET DECREASE                                                 (59,746,046)        (40,684,462)

NET ASSETS:
Beginning of period                                              915,524,494         956,208,956
                                                           -----------------   -----------------
END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME OF $2,709,652 AND $5,105,860, RESPECTIVELY)       $     855,778,448   $     915,524,494
                                                           =================   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       14

MORGAN STANLEY UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Utilities Fund (the "Fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988.
On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within thirty days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment
Adviser"), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

                                       15

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the
Investment Adviser using a pricing service and/or procedures approved by the
Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Dividend income and other distributions are recorded on the ex-dividend date.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

                                       16

2. INVESTMENT ADVISORY/ ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement; the Fund pays the Investment
Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.57% to the portion of daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395%
to the portion of the daily net assets exceeding $2.5 billion but not exceeding
$3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

Pursuant to an Investment Administration Agreement with Morgan Stanley Services
Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the
Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the
Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that there were no excess expenses as of
December 31, 2005.

For the year ended December 31, 2005, the distribution fee was accrued for Class
B shares at the annual rate of 0.16%. At December 31, 2005, included in the
Statement of Assets and Liabilities is a receivable from affiliate, which represents payments due from the Distributor to the Fund.

                                       17

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the year ended December 31, 2005, the distribution fee was accrued for Class
A shares and Class C shares at the annual rate of 0.25% and 0.93%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2005, it received contingent deferred sales charges from certain redemptions of the
Fund's Class B shares and Class C shares of $318,120 and $451, respectively and received $76,677 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005 aggregated
$178,498,534 and $334,249,131, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $489,313 and $472,028, respectively. Also, included are purchases with other Morgan Stanley funds of
$255,312.

For the year ended December 31, 2005, the Fund incurred brokerage commissions of
$161,373, with Morgan Stanley & Co., Inc., an affiliate of the Investment
Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2005, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with
Morgan Stanley & Co., Inc. of $608,033 and $2,053,673, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent
Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The
Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,227. At December 31,
2005, the Fund had an accrued pension liability of $64,220 which is included in accrued expenses in the Statement of Assets and Liabilities.

                                       18

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                FOR THE YEAR                          FOR THE YEAR
                                                                   ENDED                                 ENDED
                                                              DECEMBER 31, 2005                     DECEMBER 31, 2004
                                                     ----------------------------------    ----------------------------------
                                                          SHARES             AMOUNT             SHARES             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------

CLASS A SHARES
Sold                                                         562,597    $     8,327,385            219,528    $     2,654,225
Conversion from Class B                                   49,017,944        678,135,614                 --                 --
Reinvestment of dividends and distributions                2,222,133         32,902,579             13,917            167,288
Redeemed                                                  (6,863,067)      (101,337,495)          (585,430)        (7,018,263)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)--Class A                          44,939,607        618,028,083           (351,985)        (4,196,750)
                                                     ---------------    ---------------    ---------------    ---------------
CLASS B SHARES
Sold                                                       1,261,449         18,119,745          1,542,793         18,495,050
Conversion to Class A                                    (48,770,712)      (678,135,614)                --                 --
Reinvestment of dividends and distributions                  873,065         12,588,339          1,419,290         17,062,789
Redeemed                                                  (7,176,934)      (100,931,289)       (17,997,887)      (214,298,116)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease--Class B                                    (53,813,132)      (748,358,819)       (15,035,804)      (178,740,277)
                                                     ---------------    ---------------    ---------------    ---------------
CLASS C SHARES
Sold                                                         119,732          1,746,444             75,811            907,444
Reinvestment of dividends and distributions                   29,896            440,873              9,782            117,561
Redeemed                                                    (205,499)        (3,000,900)          (205,327)        (2,431,030)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease--Class C                                        (55,871)          (813,583)          (119,734)         1,406,025
                                                     ---------------    ---------------    ---------------    ---------------
CLASS D SHARES
Sold                                                         116,708          1,676,238            264,615          3,194,723
Reinvestment of dividends and distributions                   17,358            254,329              6,702             80,297
Redeemed                                                    (133,072)        (1,922,182)          (265,178)        (3,203,139)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase--Class D                                            994              8,385              6,139             71,881
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in Fund                                      (8,928,402)   $  (131,135,934)       (15,501,384)   $  (184,271,171)
                                                     ===============    ===============    ===============    ===============

                                       19

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                         DECEMBER 31, 2005    DECEMBER 31, 2004
                                                         -----------------    -----------------

Ordinary income                                          $      22,207,559    $      22,493,264
Long-term capital gains                                         35,302,037                   --
                                                         -----------------    -----------------
Total distributions                                      $      57,509,596    $      22,493,264
                                                         =================    =================

As of December 31, 2005, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income                            $       3,171,338
Undistributed long-term gains                                   21,782,780
                                                         -----------------
Net accumulated earnings                                        24,954,118
Temporary differences                                              (65,469)
Net unrealized appreciation                                    391,314,497
                                                         -----------------
Total accumulated earnings                               $     416,203,146
                                                         =================

*During the year ended December 31, 2005, the Fund utilized its net capital loss carryforward of $66,961,243.

As of December 31, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and accumulated undistributed net investment income was credited $83,648.

7. LEGAL MATTERS

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as

                                       20

defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District
Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment
Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the
Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005,
Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

                                       21

MORGAN STANLEY UTILITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
                                                     ----------     ----------     ----------     ----------     ----------

CLASS A SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    13.32     $    11.34     $    10.03     $    13.07     $    19.16
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income++                                  0.31           0.29           0.31           0.33           0.38
  Net realized and unrealized gain (loss)                  1.71           1.98           1.30          (2.88)         (4.44)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             2.02           2.27           1.61          (2.55)         (4.06)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.36)         (0.29)         (0.30)         (0.35)         (0.38)
  Net realized gain                                       (0.61)             -              -          (0.14)         (1.65)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.97)         (0.29)         (0.30)         (0.49)         (2.03)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    14.37     $    13.32     $    11.34     $    10.03     $    13.07
                                                     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN+                                             15.12%         20.36%         16.37%        (19.74)%       (21.23)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   1.03%          1.02%          1.02%          0.98%          0.90%
Net investment income                                      2.14%          2.44%          2.99%          2.98%          2.32%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $  658,909     $   12,228     $   14,403     $   14,463     $   19,314
Portfolio turnover rate                                      20%            20%            43%            51%            49%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       22

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2005          2004             2003             2002          2001
                                                    ----------    ----------       ----------       ----------    ----------

CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $    13.38    $    11.40       $    10.08       $    13.12    $    19.21
                                                    ----------    ----------       ----------       ----------    ----------
Income (loss) from investment operations:
  Net investment income++                                 0.32          0.30             0.27             0.25          0.26
  Net realized and unrealized gain (loss)                 1.72          1.99             1.31            (2.89)        (4.45)
                                                    ----------    ----------       ----------       ----------    ----------
Total income (loss) from investment operations            2.04          2.29             1.58            (2.64)        (4.19)
                                                    ----------    ----------       ----------       ----------    ----------
Less dividends and distributions from:

  Net investment income                                  (0.36)        (0.31)           (0.26)           (0.26)        (0.25)
  Net realized gain                                      (0.61)            -                -            (0.14)        (1.65)
                                                    ----------    ----------       ----------       ----------    ----------
Total dividends and distributions                        (0.97)        (0.31)           (0.26)           (0.40)        (1.90)
                                                    ----------    ----------       ----------       ----------    ----------
Net asset value, end of period                      $    14.45    $    13.38       $    11.40       $    10.08    $    13.12
                                                    ==========    ==========       ==========       ==========    ==========
TOTAL RETURN+                                            15.22%        20.37%           15.91%          (20.30)%      (21.82)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  0.94%         0.94%(2)         1.43%(2)         1.73%         1.66%
Net investment income                                     2.23%         2.52%(2)         2.58%(2)         2.23%         1.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $  184,065    $  890,696       $  929,785       $1,011,218    $1,719,481
Portfolio turnover rate                                     20%           20%              43%              51%           49%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.
(2)  IF THE DISTRIBUTOR HAD NOT REBATED A PORTION OF ITS FEE TO THE FUND, THE
     EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                                    EXPENSE     NET INVESTMENT
                PERIOD ENDED                                         RATIO       INCOME RATIO
              -----------------                                   ----------    --------------

              DECEMBER 31, 2004                                      1.24%         2.22%
              DECEMBER 31, 2003                                      1.78          2.23

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       23

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       2005          2004          2003          2002          2001
                                                    ----------    ----------    ----------    ----------    ----------

CLASS C SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $    13.37    $    11.38    $    10.07    $    13.11    $    19.19
                                                    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income++                                 0.21          0.20          0.23          0.26          0.26
  Net realized and unrealized gain (loss)                 1.72          1.99          1.30         (2.90)        (4.44)
                                                    ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment operations            1.93          2.19          1.53         (2.64)        (4.18)
                                                    ----------    ----------    ----------    ----------    ----------
Less dividends and distributions from:
  Net investment income                                  (0.26)        (0.20)        (0.22)        (0.26)        (0.25)
  Net realized gain                                      (0.61)            -             -         (0.14)        (1.65)
                                                    ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                        (0.87)        (0.20)        (0.22)        (0.40)        (1.90)
                                                    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                      $    14.43    $    13.37    $    11.38    $    10.07    $    13.11
                                                    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN+                                            14.35%        19.47%        15.44%       (20.32)%      (21.80)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  1.71%         1.77%         1.78%         1.69%         1.66%
Net investment income                                     1.46%         1.69%         2.23%         2.27%         1.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $    8,745    $    8,851    $    8,899    $    7,900    $   11,904
Portfolio turnover rate                                     20%           20%           43%           51%           49%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       24

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       2005          2004          2003          2002          2001
                                                    ----------    ----------    ----------    ----------    ----------

CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $    13.30    $    11.32    $    10.02    $    13.05    $    19.14
                                                    ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
  Net investment income++                                 0.34          0.32          0.34          0.36          0.45
  Net realized and unrealized gain (loss)                 1.70          1.98          1.29         (2.88)        (4.47)
                                                    ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment operations            2.04          2.30          1.63         (2.52)        (4.02)
                                                    ----------    ----------    ----------    ----------    ----------
Less dividends and distributions from:
  Net investment income                                  (0.39)        (0.32)        (0.33)        (0.37)        (0.42)
  Net realized gain                                      (0.61)            -             -         (0.14)        (1.65)
                                                    ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                        (1.00)        (0.32)        (0.33)        (0.51)        (2.07)
                                                    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                      $    14.34    $    13.30    $    11.32    $    10.02    $    13.05
                                                    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN+                                            15.34%        20.69%        16.57%       (19.49)%      (21.04)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  0.78%         0.77%         0.78%         0.73%         0.66%
Net investment income                                     2.39%         2.69%         3.23%         3.23%         2.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $    4,059    $    3,750    $    3,123    $    3,380    $    3,783
Portfolio turnover rate                                     20%           20%           43%           51%           49%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
+    CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
     PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       25

MORGAN STANLEY UTILITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY UTILITIES FUND:

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley Utilities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan
Stanley Utilities Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 17, 2006

                                       26

MORGAN STANLEY UTILITIES FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                               TERM OF                                       IN FUND
                                POSITION(S)   OFFICE AND                                     COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH    LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER  DIRECTORSHIPS
      INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*       DURING PAST 5 YEARS**      BY TRUSTEE***       HELD BY TRUSTEE
------------------------------  -----------  ------------  ------------------------------  -------------  ------------------------

Michael Bozic (64)              Trustee      Since         Private Investor; Director or   197            Director of various
c/o Kramer Levin Naftalis &                  April 1994    Trustee of the Retail Funds                    business organizations.
Frankel LLP                                                (since April 1994) and the
Counsel to the Independent                                 Institutional Funds (since
Trustees                                                   July 2003); formerly Vice
1177 Avenue of the Americas                                Chairman of Kmart Corporation
New York, NY 10036                                         (December 1998- October 2000),
                                                           Chairman and Chief Executive
                                                           Officer of Levitz Furniture
                                                           Corporation (November 1995-
                                                           November 1998) and President
                                                           and Chief Executive Officer of
                                                           Hills Department Stores (May
                                                           1991- July 1995); formerly
                                                           variously Chairman, Chief
                                                           Executive Officer, President
                                                           and Chief Operating Officer
                                                           (1987-1991) of the Sears
                                                           Merchandise Group of Sears,
                                                           Roebuck & Co.

Edwin J. Garn (73)              Trustee      Since         Consultant; Director or         197            Director of Franklin
1031 N. Chartwell Court                      January 1993  Trustee of the Retail Funds                    Covey (time management
Salt Lake City, UT 84103                                   (since January 1993) and the                   systems), BMW Bank of
                                                           Institutional Funds (since                     North America, Inc.
                                                           July 2003); member of the Utah                 (industrial loan
                                                           Regional Advisory Board of                     corporation), Escrow
                                                           Pacific Corp. (utility                         Bank USA (industrial
                                                           company); formerly Managing                    loan corporation),
                                                           Director of Summit Ventures                    United Space Alliance
                                                           LLC (2000-2004) (lobbying and                  (joint venture between
                                                           consulting firm); United                       Lockheed Martin and the
                                                           States Senator (R-Utah)                        Boeing Company) and
                                                           (1974-1992) and Chairman,                      Nuskin Asia Pacific
                                                           Senate Banking Committee                       (multilevel marketing);
                                                           (1980-1986), Mayor of Salt                     member of the board of
                                                           Lake City, Utah (1971-1974),                   various civic and
                                                           Astronaut, Space Shuttle                       charitable
                                                           Discovery (April 12-19, 1985),                 organizations.
                                                           and Vice Chairman, Huntsman
                                                           Corporation (chemical
                                                           company).

Wayne E. Hedien (71)            Trustee      Since         Retired; Director or Trustee    197            Director of The PMI
c/o Kramer Levin Naftalis &                  September     of the Retail Funds (since                     Group Inc. (private
Frankel LLP                                  1997          September 1997) and the                        mortgage insurance);
Counsel to the Independent                                 Institutional Funds (since                     Trustee and Vice
Trustees                                                   July 2003); formerly                           Chairman of The Field
1177 Avenue of the Americas                                associated with the Allstate                   Museum of Natural
New York, NY 10036                                         Companies (1966-1994), most                    History; director of
                                                           recently as Chairman of The                    various other business
                                                           Allstate Corporation (March                    and charitable
                                                           1993- December 1994) and                       organizations.
                                                           Chairman and Chief Executive
                                                           Officer of its wholly-owned
                                                           subsidiary, Allstate Insurance
                                                           Company (July 1989-December
                                                           1994).

                                       27

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                               TERM OF                                        IN FUND
                                POSITION(S)   OFFICE AND                                      COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH    LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER  DIRECTORSHIPS
      INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*       DURING PAST 5 YEARS**      BY TRUSTEE***       HELD BY TRUSTEE
------------------------------  -----------  ------------  ------------------------------  -------------  ------------------------

Dr. Manuel H. Johnson (56)      Trustee      Since         Senior Partner, Johnson Smick   197            Director of NVR, Inc.
c/o Johnson Smick Group, Inc.                July 1991     International, Inc., a                         (home construction);
888 16th Street, NW                                        consulting firm; Chairman of                   Director of KFX Energy;
Suite 740                                                  the Audit Committee and                        Director of RBS
Washington, D.C. 20006                                     Director or Trustee of the                     Greenwich Capital
                                                           Retail Funds (since July 1991)                 Holdings (financial
                                                           and the Institutional Funds                    holding company).
                                                           (since July 2003); Co-Chairman
                                                           and a founder of the Group of
                                                           Seven Council (G7C), an
                                                           international economic
                                                           commission; formerly Vice
                                                           Chairman of the Board of
                                                           Governors of the Federal
                                                           Reserve System and Assistant
                                                           Secretary of the U.S.
                                                           Treasury.

Joseph J. Kearns (63)           Trustee      Since         President, Kearns & Associates  198            Director of Electro Rent
c/o Kearns & Associates LLC                  July 2003     LLC (investment consulting);                   Corporation (equipment
PMB754                                                     Deputy Chairman of the Audit                   leasing), The Ford
23852 Pacific Coast Highway                                Committee and Director or                      Family Foundation, and
Malibu, CA 90265                                           Trustee of the Retail Funds                    the UCLA Foundation.
                                                           (since July 2003) and the
                                                           Institutional Funds (since
                                                           August 1994); previously
                                                           Chairman of the Audit
                                                           Committee of the Institutional
                                                           Funds (October 2001- July
                                                           2003); formerly CFO of the
                                                           J. Paul Getty Trust.

Michael E. Nugent (69)          Trustee      Since         General Partner of Triumph      197            None.
c/o Triumph Capital, L.P.                    July 1991     Capital, L.P., a private
445 Park Avenue                                            investment partnership;
New York, NY 10022                                         Chairman of the Insurance
                                                           Committee and Director or
                                                           Trustee of the Retail Funds
                                                           (since July 1991) and the
                                                           Institutional Funds (since
                                                           July 2001); formerly Vice
                                                           President, Bankers Trust
                                                           Company and BT Capital
                                                           Corporation (1984-1988).

Fergus Reid (73)                Trustee      Since         Chairman of Lumelite Plastics   198            Trustee and Director of
c/o Lumelite Plastics                        July 2003     Corporation; Chairman of the                   certain investment
Corporation                                                Governance Committee and                       companies in the
85 Charles Colman Blvd.                                    Director or Trustee of the                     JPMorgan Funds complex
Pawling, NY 12564                                          Retail Funds (since July 2003)                 managed by J.P. Morgan
                                                           and the Institutional Funds                    Investment Management
                                                           (since June 1992).                             Inc.

                                       28

INTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                               TERM OF                                        IN FUND
                                POSITION(S)   OFFICE AND                                      COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH    LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER  DIRECTORSHIPS
      INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*       DURING PAST 5 YEARS**      BY TRUSTEE***       HELD BY TRUSTEE
------------------------------  -----------  ------------  ------------------------------  -------------  ------------------------

Charles A. Fiumefreddo (72)     Chairman of  Since         Chairman and Director or        197            None.
c/o Morgan Stanley Trust        the Board    July 1991     Trustee of the Retail Funds
Harborside Financial Center,    and Trustee                (since July 1991) and the
Plaza Two,                                                 Institutional Funds (since
Jersey City, NJ 07311                                      July 2003); formerly Chief
                                                           Executive Officer of the
                                                           Retail Funds (until September
                                                           2002).

James F. Higgins (57)           Trustee      Since         Director or Trustee of the      197            Director of AXA
c/o Morgan Stanley Trust                     June 2000     Retail Funds (since June 2000)                 Financial, Inc. and The
Harborside Financial Center,                               and the Institutional Funds                    Equitable Life Assurance
Plaza Two,                                                 (since July 2003); Senior                      Society of the United
Jersey City, NJ 07311                                      Advisor of Morgan Stanley                      States (financial
                                                           (since August 2000); Director                  services).
                                                           of the Distributor and Dean
                                                           Witter Realty Inc.; previously
                                                           President and Chief Operating
                                                           Officer of the Private Client
                                                           Group of Morgan Stanley (May
                                                           1999- August 2000), and
                                                           President and Chief Operating
                                                           Officer of Individual
                                                           Securities of Morgan Stanley
                                                           (February 1997-May 1999).

----------
  *  THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY
     MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER ") (THE
     "RETAIL FUNDS ").
 **  THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
     DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN
     STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE
     "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN
     SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
***  THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
     OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT
     HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT
     ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT
     MANAGEMENT INC.).

                                       29

OFFICERS:

                                                    TERM OF
                                  POSITION(S)      OFFICE AND
   NAME, AGE AND ADDRESS OF        HELD WITH       LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT      TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
-----------------------------   --------------  ---------------  -----------------------------------------------------------------

Ronald E. Robison (66)          President and   Since May 2003   President (since September 2005) and Principal Executive Officer
1221 Avenue of the Americas     Principal                        of funds in the Fund Complex (since May 2003); Managing Director
New York, NY 10020              Executive                        of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing
                                Officer                          Director and Director of Morgan Stanley Investment Management
                                                                 Inc., Morgan Stanley Distribution Inc. and Morgan Stanley
                                                                 Distributors Inc.; Managing Director, Chief Administrative
                                                                 Officer and Director of Morgan Stanley Investment Advisors Inc.
                                                                 and Morgan Stanley Services Company Inc.; Chief Executive Officer
                                                                 and Director of Morgan Stanley Trust; Director of Morgan Stanley
                                                                 SICAV (since May 2004); President (since September 2005) and
                                                                 Principal Executive Officer (since May 2003) of the Van Kampen
                                                                 Funds; previously, Executive Vice President (July 2003-September
                                                                 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional
                                                                 Funds (March 2001-July 2003), Chief Global Operations Officer of
                                                                 Morgan Stanley Investment Management Inc. and Chief Executive
                                                                 Officer and Chairman of Van Kampen Investor Services.

J. David Germany (51)           Vice President  Since            Managing Director and Chief Investment Officer - Global Fixed
25 Cabot Square,                                February 2006    Income of Morgan Stanley Investment Management Inc., Morgan
Canary Wharf,                                                    Stanley Investment Advisors Inc., and Van Kampen Asset
London, United Kingdom                                           Management. Managing Director and Director of Morgan Stanley
E144QA                                                           Investment Management Ltd. Vice President (since February 2006)
                                                                 of the Morgan Stanley Retail Funds and Morgan Stanley
                                                                 Institutional Funds.

Dennis F. Shea (52)             Vice President  Since            Managing Director and Chief Investment Officer - Global Equity of
1221 Avenue of the Americas                     February 2006    Morgan Stanley Investment Advisors Inc., Morgan Stanley
New York, NY 10020                                               Investment Management Inc. and Van Kampen Asset Management. Vice
                                                                 President (since February 2006) of the Morgan Stanley Retail
                                                                 Funds and Morgan Stanley Institutional Funds. Previously,
                                                                 Managing Director and Director of Global Equity Research at
                                                                 Morgan Stanley.

Barry Fink (50)                 Vice President  Since            General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas                     February 1997    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020                                               Director (since December 2000) of the Investment Adviser and the
                                                                 Administrator; Vice President of the Retail Funds; Assistant
                                                                 Secretary of Morgan Stanley DW; Vice President of the
                                                                 Institutional Funds (since July 2003); Managing Director,
                                                                 Secretary and Director of the Distributor; previously Secretary
                                                                 (February 1997-July 2003) and General Counsel (February
                                                                 1997-April 2004) of the Retail Funds; previously Secretary
                                                                 (1997-2006) and Director (1997-2005) of the Investment Adviser
                                                                 and Administrator; and Secretary and Director of the Distributor
                                                                 (1997-2005).

Amy R. Doberman (43)            Vice President  Since July 2004  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                      Management; Managing Director (since July 2004) and Secretary
New York, NY 10020                                               (since February 2006) of Morgan Stanley Investment Management
                                                                 Inc. and the Investment Adviser, Managing Director and Secretary
                                                                 of the Distributor (since February 2006); Managing Director
                                                                 (since February 2005) and Secretary (since February 2006) of the
                                                                 Administrator; Vice President of the Institutional and Retail
                                                                 Funds (since July 2004); various positions with the Van Kampen
                                                                 Funds and certain of their service providers; previously,
                                                                 Managing Director and General Counsel - Americas, UBS Global
                                                                 Asset Management (July 2000-July 2004).

                                       30

                                                    TERM OF
                                  POSITION(S)      OFFICE AND
   NAME, AGE AND ADDRESS OF        HELD WITH       LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT      TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
-----------------------------   --------------  ---------------  -----------------------------------------------------------------

Carsten Otto (42)               Chief           Since October    Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas     Compliance      2004             Stanley Investment Management Inc. (since October 2004); Managing
New York, NY 10020              Officer                          Director of the Investment Adviser and Morgan Stanley Investment
                                                                 Management Inc.; formerly Assistant Secretary and Assistant
                                                                 General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39)          Vice President  Since July 2003  Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                      Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                               Vice President of the Institutional Funds (since December 1997)
                                                                 and the Retail Funds (since July 2003); various positions with the Van Kampen Funds; formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)           Treasurer and   Treasurer since  Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust        Chief           July 2003 and    Administration (since December 2001); previously, Vice President
Harborside Financial Center,    Financial       Chief Financial  of the Retail Funds (September 2002-July 2003); Vice President of
Plaza Two,                      Officer         Officer since    the Investment Adviser and the Administrator (August
Jersey City, NJ 07311                           September 2002   2000-November 2001).

Thomas F. Caloia (59)           Vice President  Since July 2003  Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust                                         of the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center,                                     previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                       formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311                                            Distributor and the Administrator.

Mary E. Mullin (38)             Secretary       Since July 2003  Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                      Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                               Secretary of the Institutional Funds (since June 1999) and the
                                                                 Retail Funds (since July 2003); formerly practiced law with the
                                                                 New York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                                 Slate, Meagher & Flom LLP.

----------
 *   THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH
     OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
**   THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER
     FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE
     OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

                       2005 FEDERAL TAX NOTICE (UNAUDITED)

          During the fiscal year ended December 31, 2005, 100% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that
          100% of the Fund's ordinary dividends paid during the fiscal year ended December 31, 2005 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief
          Reconciliation Act of 2003.

          During the fiscal year ended December 31, 2005, the Fund paid to its shareholders $0.61 per share from long-term capital gains.

                                       31

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Ronald E. Robison
PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

J. David Germany
VICE PRESIDENT

Dennis F. Shea
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

38545RPT RA06-00105P-Y12/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                   MORGAN STANLEY UTILITIES FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

[MORGAN STANLEY LOGO]

February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL UTILITIES FUND
Dated June 30, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Global Utilities Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Utilities Fund ("Utilities"), pursuant to which substantially all of the assets of the Fund would be combined with those of Utilities and shareholders of the Fund would become shareholders of Utilities, receiving shares of Utilities equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Utilities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Utilities will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37873SPT-01

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004

Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004

(Collectively, the "Funds")

Effective September 30, 2005, the Class A Shares sales charge waiver category for custodial accounts held by a bank or trust company created pursuant to Section 403(b) of the Internal Revenue Code will not be available. Accordingly, the Class A Shares sales charge waiver category related to such custodial accounts found in the section of the Fund's Prospectus titled "Share Class Arrangements – Class A Shares – Other Sales Charge Waivers" is hereby deleted.

Effective October 31, 2005, the second paragraph of the section of the Fund's Prospectus titled "Share Class Arrangements – Class B Shares" is hereby deleted and replaced with the following:

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79585SPT-01

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Utilities Fund, dated April 29, 2005
("Group I Funds")

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004

Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
("Group II Funds")

(Collectively, the "Funds")

The last paragraph of the section of the Fund's Prospectus titled "How to Sell Shares" is hereby deleted and replaced with the following:

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust only). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79587SPT-01

July 15, 2005

Supplement

SUPPLEMENT DATED JULY 15, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fund of Funds -- Domestic Portfolio, dated November 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(the "Funds")

Effective September 30, 2005, the Directors/Trustees of each Fund have approved the addition of a new Class A shares sales charge waiver category.  Accordingly, the following is added as the third bullet in the section titled "Share Class Arrangements — Class A Shares — Other Sales Charge Waivers":

•

Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code.

This change in Class A shares purchase options is prospective only. Investors, as of September 30, 2005, will become eligible to purchase Class A shares at net asset value pursuant to this revised option and may have previously purchased Class B shares or Class C shares of the Fund. The terms of any such Class B shares or Class C shares purchased before September 30, 2005 remain unchanged such Class B shares and Class C shares remain subject to the annual operating expenses and contingent deferred sales charges ("CDSC") applicable to such shares and remain exchangeable only into corresponding Class B shares or Class C shares of other Morgan Stanley Funds pursuant to the exchange privilege. An investor election to redeem such Class B shares or Class C shares and reinvest in Class A shares would be subject to any applicable CDSC and tax consequences. Class D shares are not available to custodial accounts created pursuant to Section 403(b).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79562USPT-00

June 30, 2005

Supplement

SUPPLEMENT DATED JUNE 30, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
(Collectively, the "Funds")

Effective August 29, 2005, the Board of Directors/Trustees (the "Boards") of the Funds approved the implementation of a 2% redemption fee for Fund shares redeemed within 30 days (in the case of Morgan Stanley Global Utilities Fund ("Global Utilities Fund"), Morgan Stanley Natural Resource Development Securities Inc. ("Natural Resource Development Securities") and Morgan Stanley Special Growth Fund ("Special Growth Fund")) or seven days (in the case of Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth Securities")) of purchase, subject to certain exceptions discussed below. In addition, effective August 29, 2005, the Boards approved the elimination of certain trade/exchange limits currently in effect for the Funds.

Effective August 29, 2005, the "Shareholder Fees" table in the section of the Prospectus titled "Fees and Expenses" is amended with the following to reflect the redemption fee:

Shareholder Fees

	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None
Redemption fee^	2.00%	2.00%	2.00%	2.00%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CSDC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

^

Payable to the Fund on shares redeemed within 30 days (in the case of Global Utilities Fund, Natural Resource Development Securities and Special Growth Fund) or seven days (in the case of Dividend Growth Securities) of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

Effective August 29, 2005, the second paragraph in the section of the Prospectus titled "How to Exchange Shares — Permissible Fund Exchanges" is deleted and replaced with the following:

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than 30 days (in the case of Global Utilities Fund, Natural Resource Development Securities and Special Growth Fund) or seven days (in the case of Dividend Growth Securities) from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

Effective August 29, 2005, the following paragraph is added as the last paragraph of the section titled "How to Sell Shares":

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Global Utilities Fund, Natural Resource Development Securities and Special Growth Fund) or seven days (in the case of Dividend Growth Securities) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions and affiliated fund of funds. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

With respect to trades that occur through omnibus accounts at financial intermediaries, each Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Certain intermediaries may not have the ability to assess a redemption fee.

Effective August 29, 2005, the limitation of a maximum of eight exchanges per calendar year will no longer be in effect. However, certain patterns of exchanges and/or purchase or sale transactions involving the Funds or other Morgan Stanley Funds may result in a Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Each Fund reserves the right to reject an exchange request for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79563SPT-00

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
GLOBAL UTILITIES FUND

A MUTUAL FUND THAT SEEKS BOTH CAPITAL APPRECIATION AND CURRENT INCOME

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
JUNE 30, 2005

CONTENTS

THE FUND
     Investment Objectives                                                   1
     Principal Investment Strategies                                         1
     Principal Risks                                                         2
     Past Performance                                                        4
     Fees and Expenses                                                       6
     Additional Investment Strategy Information                              7
     Additional Risk Information                                             8
     Portfolio Holdings                                                      8
     Fund Management                                                         9

SHAREHOLDER INFORMATION
     Pricing Fund Shares                                                    10
     How To Buy Shares                                                      11
     Limited Portability                                                    12
     How To Exchange Shares                                                 13
     How To Sell Shares                                                     15
     Distributions                                                          17
     Frequent Purchases and Redemptions of Fund Shares                      17
     Tax Consequences                                                       18
     Share Class Arrangements                                               19
     Additional Information                                                 27

FINANCIAL HIGHLIGHTS                                                        28

MORGAN STANLEY FUNDS                                         Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVES

[GRAPHIC]

Morgan Stanley Global Utilities Fund seeks both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in securities of companies from around the world that are primarily engaged in the utilities industry. These securities can include common stock and other equity securities
(including preferred stock, convertible securities and depositary receipts) as well as investment grade fixed-income securities (including zero coupon securities). A company will be considered to be primarily engaged in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in the industry. These may include companies involved in, among other areas: gas and electric energy, water distribution, telecommunications, computers and other new or emerging technology, the Internet and Internet related services. The companies may be traditionally regulated public utilities as well as fully or partially deregulated and unregulated utility companies. The Fund's "Investment
Adviser," Morgan Stanley Investment Advisors Inc., will shift the Fund's assets between different types of utilities, among companies of different countries, and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. The Fund will be invested in at least three countries (including the United States). If the Fund holds any fixed-income securities, the average weighted maturity of these investments is normally expected to be greater than seven years.

In selecting common stock and other equity securities to buy, hold or sell for the Fund, the Investment Adviser considers earnings, cash flow and revenue growth and a variety of valuation measures such as price/earnings, price/cash flow and dividend yield. In addition, the Investment Adviser monitors the quality of management, the prevailing regulatory, political and economic framework and industry trends. For non-U.S. securities, the Investment Adviser considers both country and specific security factors.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Fixed-income securities include debt securities such as bonds,

[SIDENOTE]

CAPITAL APPRECIATION AND CURRENT INCOME

INVESTMENT OBJECTIVES HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL
TO RISE IN PRICE AND PAY OUT INCOME.

                                        1

notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities either pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

The Fund may also utilize options and futures, forward foreign currency exchange contracts and convertible securities.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

UTILITIES INDUSTRY. The Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies--regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.

Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings.
There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. The prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated utility companies.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                                        2

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of the Fund's investment grade securities may have speculative credit risk characteristics.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with options and futures, forward foreign currency exchange contracts and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                        3

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1995      14.32%
1996      13.22%
1997      18.76%
1998      37.57%
1999      24.92%
2000       6.58%
2001     -24.26%
2002     -21.28%
2003      19.06%
2004      20.27%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2005 was 3.77%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.69 (quarter ended March 31, 1998) and the lowest return for a calendar quarter was -18.32 (quarter ended September 30, 2002).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

                                        4

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                             PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS  LIFE OF FUND*

Class A(1)--Return Before Taxes                                 14.95%        -2.18%            --           6.80%
            MSCI World Index(2)                                 14.72%        -2.45%            --           3.78%(5)
            Lipper Utility Funds Index(3)                       23.90%        -0.12%            --           6.11%
Class B(1)--Return Before Taxes                                 15.27%        -2.18%          9.17%            --
            Return After Taxes on Distributions(4)              14.89%        -3.30%          7.75%            --
            Return After Taxes on Distributions
            and Sale of Fund Shares                             10.31%        -2.27%          7.52%            --
            MSCI World Index(2)                                 14.72%        -2.45%          8.09%            --
            Lipper Utility Funds Index(3)                       23.90%        -0.12%          8.94%            --
Class C(1)--Return Before Taxes                                 19.31%        -1.82%            --           6.79%
            MSCI World Index(2)                                 14.72%        -2.45%            --           3.78%(5)
            Lipper Utility Funds Index(3)                       23.90%        -0.12%            --           6.11%
Class D(1)--Return Before Taxes                                 21.59%        -0.88%            --           7.85%
            MSCI World Index(2)                                 14.72%        -2.45%            --           3.78%(5)
            Lipper Utility Funds Index(3)                       23.90%        -0.12%            --           6.11%

*    Only shown for share classes with less than a ten year history.

(1)  Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 31, 1994.

(2)  The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including the
     U.S., Canada, Europe, Australia, New Zealand, and the Far East. The
     performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utilities
     Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this
     Index.

(4)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(5)  For the period July 31, 1997 through December 31, 2004.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN
INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX
THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD
YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

                                        5

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                              CLASS A        CLASS B       CLASS C       CLASS D

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                  5.25%(1)       None          None          None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)                        None(2)        5.00%(3)      1.00%(4)      None

ANNUAL FUND OPERATING EXPENSES

                                                              CLASS A        CLASS B       CLASS C       CLASS D

Advisory fee*                                                  0.57%          0.57%         0.57%         0.57%
Distribution and service (12b-1) fees(5)                       0.24%          1.00%         0.97%         None
Other expenses*                                                0.35%          0.35%         0.35%         0.35%
Total annual Fund operating expenses                           1.16%          1.92%         1.89%         0.92%

*    Expense information in the table has been restated to reflect current fees
     (see "Fund Management").

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
     1.00% and 1.00% of the average daily net assets of Class A, Class B and
     Class C, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

                                        6

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                     IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
             -----------------------------------------   -----------------------------------------
              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS

Class A      $    637   $    874   $  1,130   $  1,860   $    637   $    874   $  1,130   $  1,860
Class B      $    695   $    903   $  1,237   $  2,243   $    195   $    603   $  1,037   $  2,243
Class C      $    292   $    594   $  1,021   $  2,212   $    192   $    594   $  1,021   $  2,212
Class D      $     94   $    293   $    509   $  1,131   $     94   $    293   $    509   $  1,131

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to modify the portfolio's exposure to currencies underlying various securities or financial instruments held in its portfolio.

OPTIONS AND FUTURES. The Fund may invest in put and call options and futures with respect to the U.S. dollar and foreign currencies. Options and futures may be used to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market

                                        7

downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the risks of investing in the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, may involve a significant risk.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the securities, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

CONVERTIBLE SECURITIES. The Fund may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
STATEMENT OF ADDITIONAL INFORMATION.

                                        8

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors
Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Investment Adviser's Global Research Team. The current member of the team responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund is Edward Gaylor, a
Vice President of the Investment Adviser. Mr. Gaylor has worked for the
Investment Adviser since 1988 and began managing the Fund in May 1994.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the
Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement ("Management Agreement")
pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.65%
of the portion of the daily net assets up to $500 million; 0.625% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion;
0.60% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.575% of the portion of the daily net assets exceeding $1.5 billion. For the fiscal year ended February 28, 2005, the Fund paid total compensation to the Investment Adviser amounting to 0.62% of the
Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of the daily net assets not exceeding $500 million; 0.545% of the portion of the daily net assets exceeding
$500 million but not exceeding $1 billion; 0.52% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.495% of the portion of the daily net assets exceeding $1.5 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the
Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND HAD APPROXIMATELY $105 BILLION IN ASSETS UNDER MANAGEMENT OR
ADMINISTRATION AS OF MAY 31, 2005.

                                        9

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                                       10

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN
STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER
OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR
ON OUR INTERNET SITE AT: www.morganstanley.com/funds

                                       11

MINIMUM INVESTMENT AMOUNTS

                                                                                       MINIMUM INVESTMENT
                                                                                   -------------------------
INVESTMENT OPTIONS                                                                   INITIAL      ADDITIONAL

Regular Accounts                                                                   $     1,000   $       100
Individual Retirement Account                                                      $     1,000   $       100
Coverdell Education Savings Account                                                $       500   $       100
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)         $       100*  $       100*

*    Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
-  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
-  Make out a check for the total amount payable to: Morgan Stanley Global
   Utilities Fund.
-  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR
FURTHER INFORMATION ABOUT THIS SERVICE.

                                       12

shares of the Fund(s) you own for shares of other Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available;
please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment; (ii) purchased through the automatic investment plan; and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan
Stanley Fund during its initial offering period, or when shares of a particular
Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free
(800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                       13

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

                                       14

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS              PROCEDURES

CONTACT YOUR         To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR    Financial Advisor or other authorized financial
                     representative. Payment will be sent to the address to
                     which the account is registered, or deposited in your
                     brokerage account.

OPTIONS              PROCEDURES

BY LETTER            You can also sell your shares by writing a "letter of
                     instruction" that includes:
                     -  your account number;
                     -  the name of the Fund;
                     -  the dollar amount or the number of shares you wish to
                        sell;
                     -  the Class of shares you wish to sell; and
                     -  the signature of each owner as it appears on the
                        account.

                     If you are requesting payment to anyone other than the
                     registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                     pre-designated bank account, you will need a signature
                     guarantee. You can obtain a signature guarantee from an
                     eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at
                     (800) 869-NEWS for a determination as to whether a
                     particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional
                     documentation may be required for shares held by a
                     corporation, partnership, trustee or executor.

                     Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                     Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                     instructions.

                                       15

OPTIONS              PROCEDURES

SYSTEMATIC           If your investment in all of the Morgan Stanley Funds has a
WITHDRAWAL PLAN      total market value of at least $10,000, you may elect to
                     withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                     add a fund to the plan, you must meet the plan
                     requirements.

                     Amounts withdrawn are subject to any applicable CDSC. A
                     CDSC may be waived under certain circumstances. See the
                     Class B waiver categories listed in the "Share Class
                     Arrangements" section of this PROSPECTUS.

                     To sign up for the systematic withdrawal plan, contact your
                     Morgan Stanley Financial Advisor or call toll-free
                     (800) 869-NEWS. You may terminate or suspend your plan at
                     any time. Please remember that withdrawals from the plan
                     are sales of shares, not Fund "distributions," and
                     ultimately may exhaust your account balance. The Fund may
                     terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial
Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

                                       16

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and
December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER
CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN.
CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS
SERVICE.

                                       17

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing Portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares," and
"How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.
Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income.

                                       18

Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or a deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

                                       19

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                                                                MAXIMUM ANNUAL 12b-1 FEE

  A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally
        subject to a 1.00% CDSC if sold during the first 18 months*                          0.25%
  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years            1.00%
  C     1.00% CDSC during the first year                                                     1.00%
  D     None                                                                                 None

*    Shares purchased without an initial sales charge prior to December 1, 2004 will be subject to a 1.00% CDSC if sold during the first year.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by
Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or
Class C shares.

                                       20

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                        FRONT-END SALES CHARGE
                                          ----------------------------------------------
AMOUNT OF                                      PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE   OF NET AMOUT INVESTED

Less than $25,000                                 5.25%                    5.54%
$25,000 but less than $50,000                     4.75%                    4.99%
$50,000 but less than $100,000                    4.00%                    4.17%
$100,000 but less than $250,000                   3.00%                    3.09%
$250,000 but less than $500,000                   2.50%                    2.56%
$500,000 but less than $1 million                 2.00%                    2.04%
$1 million and over                               0.00%                    0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:
-  A single account (including an individual, trust or fiduciary account).
-  Family member accounts (limited to spouse, and children under the age of 21).
-  Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Employer sponsored and individual retirement accounts (including individual retirement accounts ("IRAs"), Keogh, 401(k), 403(b), 408(k) and 457(b)
   Plans).
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:
-  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

-  Family member accounts (limited to spouse, and children under 21, but including trust accounts established solely for the benefit of a spouse, or child under 21).

-  An IRAs and single participant retirement account (such as a Keogh).

-  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi
Class Funds)

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON
A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE
DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR
CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION
AND LETTER OF INTENT.

                                       21

held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanely.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

                                       22

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

-  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

-  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

-  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

-  Insurance company separate accounts that have been approved by the Fund's distributor.
-  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

-  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE         CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                     5.0%
Second                                                    4.0%
Third                                                     3.0%
Fourth                                                    2.0%
Fifth                                                     2.0%
Sixth                                                     1.0%
Seventh and thereafter                                    None

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR
SHARES AS SET FORTH IN THE TABLE.

                                       23

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a
90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:
-  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii)
   held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

-  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

-  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

                                       24

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund (not including reinvestments of dividends or capital gain distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

                                       25

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90 day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

-  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

-  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

-  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

-  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

-  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

-  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

                                       26

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's STATEMENT OF ADDITIONAL INFORMATION.

                                       27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL
INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES

  FOR THE YEAR ENDED FEBRUARY 28,                       2005        2004*       2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   12.01   $    9.70   $   12.47   $   16.51   $   20.02
                                                     ---------   ---------   ---------   ---------   ---------
Income (loss) from investment operations:
  Net investment income++                                 0.30        0.28        0.32        0.31        0.29
  Net realized and unrealized gain (loss)                 2.33        2.45       (2.73)      (3.91)      (1.22)
                                                     ---------   ---------   ---------   ---------   ---------
Total income (loss) from investment operations            2.63        2.73       (2.41)      (3.60)      (0.93)
                                                     ---------   ---------   ---------   ---------   ---------
Less dividends and distributions from:
  Net investment income                                  (0.35)      (0.42)      (0.36)      (0.08)      (0.26)
  Net realized gain                                         --          --          --       (0.36)      (2.32)
                                                     ---------   ---------   ---------   ---------   ---------
Total dividends and distributions                        (0.35)      (0.42)      (0.36)      (0.44)      (2.58)
                                                     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                       $   14.29   $   12.01   $    9.70   $   12.47   $   16.51
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                            22.68%      28.57%     (19.79)%    (22.21)%     (5.05)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  1.16%       1.18%       1.15%       1.06%       1.00%
Net investment income                                     2.44%       2.57%       2.91%       2.06%       1.54%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   4,990   $   4,868   $   4,387   $   7,723   $  16,970
Portfolio turnover rate                                     18%         31%         18%         19%         31%

*    Year ended February 29.
++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       28

CLASS B SHARES

  FOR THE YEAR ENDED FEBRUARY 28,                       2005        2004*       2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   12.00   $    9.67   $   12.40   $   16.50   $   20.01
                                                     ---------   ---------   ---------   ---------   ---------
Income (loss) from investment operations:
  Net investment income++                                 0.21        0.20        0.24        0.20        0.15
  Net realized and unrealized gain (loss)                 2.34        2.44       (2.73)      (3.89)      (1.22)
                                                     ---------   ---------   ---------   ---------   ---------
Total income (loss) from investment operations            2.55        2.64       (2.49)      (3.69)      (1.07)
                                                     ---------   ---------   ---------   ---------   ---------
Less dividends and distributions from:
  Net investment income                                  (0.25)      (0.31)      (0.24)      (0.05)      (0.12)
  Net realized gain                                         --          --          --       (0.36)      (2.32)
                                                     ---------   ---------   ---------   ---------   ---------
Total dividends and distributions                        (0.25)      (0.31)      (0.24)      (0.41)      (2.44)
                                                     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                       $   14.30   $   12.00   $    9.67   $   12.40   $   16.50
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                            21.74%      27.60%     (20.43)%    (22.75)%     (5.76)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  1.92%       1.93%       1.90%       1.82%       1.74%
Net investment income                                     1.68%       1.82%       2.16%       1.30%       0.80%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands              $ 277,738   $ 298,012   $ 306,554   $ 562,343   $ 914,995
Portfolio turnover rate                                     18%         31%         18%         19%         31%

*    Year ended February 29.
++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       29

CLASS C SHARES

  FOR THE YEAR ENDED FEBRUARY 28,                       2005        2004*       2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   11.89   $    9.60   $   12.33   $   16.38   $   19.90
                                                     ---------   ---------   ---------   ---------   ---------
Income (loss) from investment operations:
  Net investment income++                                 0.21        0.20        0.24        0.22        0.14
  Net realized and unrealized gain (loss)                 2.31        2.42       (2.70)      (3.85)      (1.21)
                                                     ---------   ---------   ---------   ---------   ---------
Total income (loss) from investment operations            2.52        2.62       (2.46)      (3.63)      (1.07)
                                                     ---------   ---------   ---------   ---------   ---------
Less dividends and distributions from:
  Net investment income                                  (0.25)      (0.33)      (0.27)      (0.06)      (0.13)
  Net realized gain                                         --          --          --       (0.36)      (2.32)
                                                     ---------   ---------   ---------   ---------   ---------
Total dividends and distributions                        (0.25)      (0.33)      (0.27)      (0.42)      (2.45)
                                                     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                       $   14.16   $   11.89   $    9.60   $   12.33   $   16.38
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                            21.71%      27.53%     (20.15)%    (22.78)%     (5.81)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  1.89%       1.93%       1.87%       1.67%       1.78%
Net investment income                                     1.71%       1.82%       2.19%       1.45%       0.76%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands              $   5,076   $   5,548   $   5,502   $   9,374   $  15,266
Portfolio turnover rate                                     18%         31%         18%         19%         31%

*    Year ended February 29.
++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       30

CLASS D SHARES

  FOR THE YEAR ENDED FEBRUARY 28,                       2005        2004*       2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   12.04   $    9.73   $   12.53   $   16.54   $   20.06
                                                     ---------   ---------   ---------   ---------   ---------
Income (loss) from investment operations:
  Net investment income++                                 0.33        0.30        0.35        0.35        0.29
  Net realized and unrealized gain (loss)                 2.33        2.47       (2.73)      (3.91)      (1.18)
                                                     ---------   ---------   ---------   ---------   ---------
Total income (loss) from investment operations            2.66        2.77       (2.38)      (3.56)      (0.89)
                                                     ---------   ---------   ---------   ---------   ---------
Less dividends and distributions from:
  Net investment income                                  (0.38)      (0.46)      (0.42)      (0.09)      (0.31)
  Net realized gain                                         --          --          --       (0.36)      (2.32)
                                                     ---------   ---------   ---------   ---------   ---------
Total dividends and distributions                        (0.38)      (0.46)      (0.42)      (0.45)      (2.63)
                                                     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                       $   14.32   $   12.04   $    9.73   $   12.53   $   16.54
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                            22.94%      28.87%     (19.56)%    (21.98)%     (4.85)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  0.92%       0.93%       0.90%       0.82%       0.78%
Net investment income                                     2.68%       2.82%       3.16%       2.30%       1.76%

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands              $   1,859   $   1,725   $   1,371   $   2,308   $   2,750
Portfolio turnover rate                                     18%         31%         18%         19%         31%

*    Year ended February 29.
++   The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       31

NOTES

                                       32

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities
Total Return Trust
Fund of Funds - Domestic Portfolio

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Mortgage Securities Trust
Flexible Income Trust
High Yield Securities
Income Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

                                       33

Additional information about the Fund's investments is available in the Fund's
ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS.
Free copies of these documents are also available from our Internet site at:
www.morganstanley.com/funds.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:       GUTAX
CLASS B:       GUTBX
CLASS C:       GUTCX
CLASS D:       GUTDX

(The Fund's Investment Company Act File No. is 811-7119)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF #37873PRO-00

[GRAPHIC]

                                                            MORGAN STANELY FUNDS

                                                                  MORGAN STANLEY
                                                           GLOBAL UTILITIES FUND
                                                                     37873 06/05

[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS
                                                                   JUNE 30, 2005

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY GLOBAL
UTILITIES FUND PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW
OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED
PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE
FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT

For the year ended February 28, 2006

             TOTAL RETURN FOR THE 12 MONTHS ENDED FEBRUARY 28, 2006

                                                               MSCI     LIPPER UTILITY
                                                              WORLD              FUNDS
CLASS A        CLASS B        CLASS C       CLASS D        INDEX(1)           INDEX(2)

  13.67%         12.93%         12.92%        14.00%         13.25%              17.65%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS
DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL
DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES.
SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED
PERFORMANCE AND BENCHMARK INFORMATION.

MARKET CONDITIONS

Many factors contributed to the strong performance of the utilities sector during the 12-month period ended February 28, 2006. Despite the Federal Open
Market Committee's steady monetary tightening policy, interest rates remained low by historical standards. In this environment, utilities stocks were rewarded by investors for their yield and dividend growth potential, especially as favorable tax treatment provided additional incentive for investors seeking dividend income.

The market's comfort with utilities stocks was also bolstered by the sector's increased emphasis on basic service models. Such models entailed less high risk diversification efforts, and in turn, cleaner balance sheets and enhanced earnings predictability. The sector benefited from the 2005 passage of federal energy legislation, designed to stimulate infrastructure enhancement and growth, foster wholesale competition and induce more widespread consolidation.
Merger-and-acquisition deals began to blossom, and have included non-U.S.
domiciled investment in U.S. entities.

The global utilities sector performed solidly for the period, and significantly outperformed the overall market. In the United States, the electric and natural gas/energy sectors were standout investment areas within utilities. Performance was more mixed within the telecommunications sector, but did end the fiscal year on a relatively high note as domestic and international consolidation began to ignite.

PERFORMANCE ANALYSIS

Morgan Stanley Global Utilities Fund Class A and Class D shares outperformed the
MSCI World Index and underperformed the Lipper Utility Funds Index, and Class B and Class C shares underperformed both Indexes for the 12 months ended February
28, 2006, assuming no deduction of applicable sales charges.

Electric and natural gas/energy stocks were the dominant contributors to returns for most of the fiscal year. High commodity prices throughout the period served as a catalyst for the strong gains of the electric and natural gas/energy sectors. For example, electric companies with relatively inexpensive nuclear or coal-based generation benefited from the high cost of natural gas-fired electric power by competitively selling into this high priced market. In addition, diversified natural gas companies with exploration and production exposure gained earnings power from the historically high price level of the commodity.
During the latter portion of the period, however, selective energy positions within the portfolio detracted from performance as the electric and natural gas sectors came under commodity sensitive pressure.

Meanwhile, after rather lackluster performance earlier in the period, the telecommunications sector staged a

                                        2

strong comeback. Selective telecommunications stocks showed favorable momentum as merger-and-acquisition premiums and pricing stability became critical components of the valuation formula.

Because the Fund invests in both U.S. and non-U.S. stocks, its returns may be more influenced by currency exchange trends than the returns of domestic utilities funds. A strengthening dollar throughout most of the fiscal year tempered overall results for the period relative to the Fund's peer group.

The Fund ended the period fully invested with 99 percent equity and 1 percent cash, and well diversified across the global utilities sector. Within the equity component, electric utilities accounted for 52 percent; followed by natural gas/energy (25 percent) and telecommunications (23 percent). The allocation to
non-U.S. domiciled investments was 14 percent and was geographically focused in
Canada and Spain. We note that the Fund's holdings and allocation may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM AS
DISCUSSED HEREIN OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN
THE FUTURE.

TOP 10 HOLDINGS

Telus Corporation (Non Voting)                           4.7%
FPL Group, Inc.                                          3.4
PPL Corp.                                                3.4
Entergy Corp.                                            3.3
TXU Corp.                                                3.1
Dominion Resources, Inc.                                 3.1
American Tower Corp. (Class A)                           3.0
SCANA Corp.                                              3.0
Exelon Corp.                                             2.9
AGL Resources, Inc.                                      2.9

TOP FOUR COUNTRIES

United States                                           84.2%
Canada                                                   9.7
Spain                                                    4.6
United Kingdom                                           0.4

DATA AS OF FEBRUARY 28, 2006. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP
10 HOLDINGS AND TOP FOUR COUNTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA
ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A
RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A
FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE
ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL
ADVISORY SERVICES.

                                        3

INVESTMENT STRATEGY

THE FUND WILL NORMALLY INVEST AT LEAST 80 PERCENT OF ITS ASSETS IN SECURITIES OF
COMPANIES FROM AROUND THE WORLD THAT ARE PRIMARILY ENGAGED IN THE UTILITIES
INDUSTRY. THESE SECURITIES CAN INCLUDE COMMON STOCK AND OTHER EQUITY SECURITIES
(INCLUDING PREFERRED STOCK, CONVERTIBLE SECURITIES AND DEPOSITARY RECEIPTS) AS
WELL AS INVESTMENT GRADE FIXED-INCOME SECURITIES (INCLUDING ZERO COUPON
SECURITIES). A COMPANY WILL BE CONSIDERED TO BE PRIMARILY ENGAGED IN THE
UTILITIES INDUSTRY IF IT DERIVES AT LEAST 50 PERCENT OF ITS REVENUES OR EARNINGS
FROM THE UTILITIES INDUSTRY OR DEVOTES AT LEAST 50 PERCENT OF ITS ASSETS TO
ACTIVITIES IN THE INDUSTRY. THESE MAY INCLUDE COMPANIES INVOLVED IN, AMONG OTHER
AREAS: GAS AND ELECTRIC ENERGY, WATER DISTRIBUTION, TELECOMMUNICATIONS,
COMPUTERS AND OTHER NEW OR EMERGING TECHNOLOGY, THE INTERNET AND INTERNET
RELATED SERVICES. THE COMPANIES MAY BE TRADITIONALLY REGULATED PUBLIC UTILITIES
AS WELL AS FULLY OR PARTIALLY DEREGULATED AND UNREGULATED UTILITY COMPANIES. THE
FUND'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC., WILL SHIFT
THE FUND'S ASSETS BETWEEN DIFFERENT TYPES OF UTILITIES, AMONG COMPANIES OF
DIFFERENT COUNTRIES, AND BETWEEN EQUITY AND FIXED-INCOME SECURITIES, BASED ON
PREVAILING MARKET, ECONOMIC AND FINANCIAL CONDITIONS. THE FUND WILL BE INVESTED
IN AT LEAST THREE COUNTRIES (INCLUDING THE UNITED STATES). IF THE FUND HOLDS ANY
FIXED-INCOME SECURITIES, THE AVERAGE WEIGHTED MATURITY OF THESE INVESTMENTS IS
NORMALLY EXPECTED TO BE GREATER THAN SEVEN YEARS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND
AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON
FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO
DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE
REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN
STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC
FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES
NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS,
NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY,
HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS
FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO
REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC.
INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED
BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE
MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S
E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION
OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT
CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE
MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO
AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT
http://www.sec.gov.

                                        4

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO
PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30
WITHOUT CHARGE BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT
www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND
EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE
MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN
SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY
MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS.
YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME
UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE
DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR
CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING
INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

                                        5

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF $10,000 INVESTMENT--CLASS B

ENDING VALUE
($ IN THOUSANDS)

                                FUND++        MSCI WORLD INDEX(1)   LIPPER UTILITY FUNDS INDEX(2)

Feb-1996                    $       10,000      $       10,000             $       10,000
Feb-1997                    $       11,291      $       11,342             $       11,150
Feb-1998                    $       14,233      $       14,076             $       14,060
Feb-1999                    $       18,161      $       15,864             $       15,665
Feb-2000                    $       23,576      $       18,836             $       19,014
Feb-2001                    $       22,218      $       16,145             $       19,290
Feb-2002                    $       17,164      $       13,833             $       14,631
Feb-2003                    $       13,658      $       10,984             $       11,519
Feb-2004                    $       17,427      $       15,856             $       15,575
Feb-2005                    $       21,216      $       17,757             $       18,981
Feb-2006                    $       23,959      $       20,109             $       22,331

                                        6

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED FEBRUARY 28, 2006

                          CLASS A SHARES*        CLASS B SHARES**       CLASS C SHARES+        CLASS D SHARES^^
                          (SINCE 07/28/97)       (SINCE 05/31/94)       (SINCE 07/28/97)       (SINCE 07/28/97)
SYMBOL                              GUTAX                  GUTBX                  GUTCX                  GUTDX

1 YEAR                               13.67%(3)              12.93%(3)              12.92%(3)              14.00%(3)
                                      7.70(4)                7.93(4)               11.92(4)                  --
5 YEARS                               2.27(3)                1.52(3)                1.57(3)                2.54(3)
                                      1.17(4)                1.15(4)                1.57(4)                  --
10 YEARS                                --                   9.13(3)                  --                     --
                                        --                   9.13(4)                  --                     --
SINCE INCEPTION                       8.57(3)                9.23(3)                7.79(3)                8.86(3)
                                      7.89(4)                9.23(4)                7.79(4)                  --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS
AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE
DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS
D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.

**   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%.
     THE CDSC DECLINES TO 0% AFTER SIX YEARS.

+    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1.0% FOR SHARES
     REDEEMED WITHIN ONE YEAR OF PURCHASE.

^^   CLASS D HAS NO SALES CHARGE.

(1)  THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES
     PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE
     U.S., CANADA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX
     IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET
     DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT
     WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX.
     INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR
     FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST
     DIRECTLY IN AN INDEX.

(2)  THE LIPPER UTILITY FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF
     THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER UTILITY
     FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS
     DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE
     CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 10 FUNDS REPRESENTED IN THIS
     INDEX.

(3)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT
     THE DEDUCTION OF ANY SALES CHARGES.

(4)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF
     THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR
     COMPLETE DETAILS ON FEES AND SALES CHARGES.

++   ENDING VALUE ASSUMING A COMPLETE REDEMPTION ON FEBRUARY 28, 2006.

                                        7

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
and (2) ongoing costs, including advisory fees; distribution and service (12b-1)
fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/05 - 02/28/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         BEGINNING        ENDING        EXPENSES PAID
                                                       ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                       -------------   -------------   ---------------
                                                                                          09/01/05 -
                                                          09/01/05       02/28/06         02/28/06
                                                       -------------   -------------   ---------------

CLASS A
Actual (0.83% return)                                  $    1,000.00   $    1,008.30   $          6.03
Hypothetical (5% annual return before expenses)        $    1,000.00   $    1,018.79   $          6.06

CLASS B
Actual (0.50% return)                                  $    1,000.00   $    1,005.00   $          9.74
Hypothetical (5% annual return before expenses)        $    1,000.00   $    1,015.08   $          9.79

CLASS C
Actual (0.45% return)                                  $    1,000.00   $    1,004.50   $          9.74
Hypothetical (5% annual return before expenses)        $    1,000.00   $    1,015.08   $          9.79

CLASS D
Actual (0.95% return)                                  $    1,000.00   $    1,009.50   $          4.78
Hypothetical (5% annual return before expenses)        $    1,000.00   $    1,020.03   $          4.81

----------
  *  EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.21%, 1.96%,
     1.96% AND 0.96% FOR CLASS A, CLASS B, CLASS C AND CLASS D SHARES,
     RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD,
     MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                                        8

MORGAN STANLEY GLOBAL UTILITIES FUND

PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2006

 NUMBER OF
  SHARES                                                                  VALUE
-----------------------------------------------------------------------------------

              COMMON STOCKS (98.9%)

              CANADA (9.7%)
              ENERGY
     75,000   Canadian Natural
               Resources Ltd.                                         $   4,092,000
     50,000   Nexen Inc.                                                  2,608,000
                                                                      -------------
                                                                          6,700,000
                                                                      -------------
              TELECOMMUNICATIONS
    205,000   BCE Inc.                                                    4,973,300
     35,000   Rogers Communications, Inc.                                 1,401,050
    315,000   Telus Corp. (Non-Voting)                                   12,249,692
                                                                      -------------
                                                                         18,624,042
                                                                      -------------
              TOTAL CANADA                                               25,324,042
                                                                      -------------
              SPAIN++(4.6%)
              ELECTRIC UTILITIES
    210,000   Iberdrola S.A.                                              6,621,967
                                                                      -------------
              TELECOMMUNICATIONS
    359,136   Telefonica S.A.                                             5,536,378
                                                                      -------------
              TOTAL SPAIN                                                12,158,345
                                                                      -------------
              UNITED KINGDOM (0.4%)
              TELECOMMUNICATIONS
     60,100   Vodafone Group PLC (ADR)                                    1,161,132
                                                                      -------------
              UNITED STATES (84.2%)
              ELECTRIC UTILITIES
    394,900   AES Corp. (The)*                                            6,831,770
    130,300   Ameren Corp.                                                6,602,301
    145,000   Cinergy Corp.                                               6,391,600
    125,000   CMS Energy Corp.*                                           1,760,000
    150,700   Consolidated Edison, Inc.                                   6,912,609
     50,900   Constellation
               Energy Group, Inc.                                         2,989,866
    106,700   Dominion Resources, Inc.                                    8,013,170
    125,000   DPL, Inc.                                                   3,365,000
    120,700   Entergy Corp.                                               8,751,957
    135,200   Exelon Corp.                                                7,721,272
    114,600   FirstEnergy Corp.                                       $   5,853,768
    215,400   FPL Group, Inc.                                             9,031,722
    145,000   NRG Energy, Inc.*                                           6,271,250
    165,000   PG&E Corp.                                                  6,278,250
    280,000   PPL Corp.                                                   8,904,000
     50,000   Progress Energy, Inc.                                       2,219,000
    195,300   SCANA Corp.                                                 7,964,334
    205,900   Southern Co. (The)                                          7,006,777
    100,000   TECO Energy, Inc.                                           1,706,000
    155,000   TXU Corp.                                                   8,120,450
    155,800   Wisconsin Energy Corp.                                      6,367,546
                                                                      -------------
                                                                        129,062,642
                                                                      -------------
              ENERGY
    210,100   AGL Resources, Inc.                                         7,542,590
     25,000   Anadarko Petroleum Corp.                                    2,479,000
     30,000   Cheniere Energy Inc.*                                       1,189,500
    390,000   Dynegy, Inc. (Class A)*                                     2,109,900
    200,200   Equitable Resources, Inc.                                   7,279,272
     50,300   KeySpan Corp.                                               2,049,725
     71,000   Kinder Morgan, Inc.                                         6,587,380
     85,000   Ormat Technologies Inc.                                     3,266,550
    100,100   Questar Corp.                                               7,332,325
    100,000   Range Resources Corp.                                       2,393,000
    155,000   Sempra Energy                                               7,415,200
     50,000   Southern Union Co.*                                         1,231,000
    100,000   Southwestern Energy Co.*                                    3,209,000
    135,800   UGI Corp.                                                   3,048,710
                                                                      -------------
                                                                         57,133,152
                                                                      -------------
              TELECOMMUNICATIONS
    100,073   ALLTEL Corp.                                                6,319,610
    250,360   American Tower Corp.
               (Class A)*                                                 7,968,959
    155,900   AT&T Inc.                                                   4,301,281
     95,400   BellSouth Corp.                                             3,012,732
     95,000   Citizens Communications Co.                                 1,268,250
     90,000   General Communication, Inc.
               (Class A)*                                                 1,012,500
     40,000   NII Holdings, Inc. (Class B)*                               2,048,800

                        SEE NOTES TO FINANCIAL STATEMENTS

                                        9

 NUMBER OF
  SHARES                                                                  VALUE
-----------------------------------------------------------------------------------

    210,000   Sprint Nextel Corp.                                     $   5,046,300
    100,200   Verizon Communications Inc.                                 3,376,740
                                                                      -------------
                                                                         34,355,172
                                                                      -------------
              TOTAL UNITED STATES                                       220,550,966
                                                                      -------------
              TOTAL COMMON STOCKS
               (COST $194,058,652)                                      259,194,485
                                                                      -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------

              SHORT-TERM INVESTMENT (0.9%)
              REPURCHASE AGREEMENT
$     2,350   Joint repurchase
               agreement account
               4.555% due 03/01/06
               (dated 02/28/06;
               proceeds $2,350,297) (a)
               (COST $2,350,000)                                          2,350,000
                                                                      -------------

TOTAL INVESTMENTS
 (COST $196,408,653) (b)                                       99.8%    261,544,485
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                                    0.2         546,419
                                                              -----   -------------
NET ASSETS                                                    100.0%  $ 262,090,904
                                                              =====   =============

----------
    ADR   AMERICAN DEPOSITARY RECEIPT.
     *    NON-INCOME PRODUCING SECURITY.
    ++    SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $12,158,345 HAVE BEEN
          VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER
          PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE
          FUND'S TRUSTEES.
    (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
    (b)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $197,202,938.
          THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $70,442,716 AND THE
          AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,101,169, RESULTING IN
          NET UNREALIZED APPRECIATION OF $64,341,547.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT FEBRUARY 28, 2006:

  CONTRACTS         IN EXCHANGE        DELIVERY          UNREALIZED
  TO DELIVER            FOR              DATE           DEPRECIATION
--------------------------------------------------------------------

CAD  126,465        $   110,046        03/01/06         $     (1,220)
                                                        ============

CURRENCY ABBREVIATION:

CAD    Canadian Dollar.

SUMMARY OF INVESTMENTS

                                                      PERCENT OF
INDUSTRY                              VALUE           NET ASSETS
------------------------------------------------------------------

Electric Utilities               $  135,684,609               51.8%
Energy                               63,833,152               24.3
Telecommunications                   59,676,724               22.8
Repurchase Agreement                  2,350,000                0.9
                                 --------------               ----
                                 $  261,544,485**             99.8%
                                 ==============               ====

----------
   **   DOES NOT INCLUDE OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH
        UNREALIZED DEPRECIATION OF $1,220.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       10

MORGAN STANLEY GLOBAL UTILITIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2006

ASSETS:
Investments in securities, at value (cost $196,408,653)             $   261,544,485
Receivable for:
    Investments sold                                                      1,182,920
    Dividends                                                               674,352
    Shares of beneficial interest sold                                       30,370
    Foreign withholding taxes reclaimed                                      16,605
Prepaid expenses and other assets                                            33,188
                                                                    ---------------
    TOTAL ASSETS                                                        263,481,920
                                                                    ---------------
LIABILITIES:
Payable for:
    Shares of beneficial interest redeemed                                  557,968
    Investments purchased                                                   435,266
    Investment advisory fee                                                 114,915
    Distribution fee                                                        107,741
    Administration fee                                                       16,128
    Transfer agent fee                                                        9,453
Unrealized depreciation on open forward foreign currency contract             1,220
Payable to bank                                                              77,013
Accrued expenses and other payables                                          71,312
                                                                    ---------------
    TOTAL LIABILITIES                                                     1,391,016
                                                                    ---------------
    NET ASSETS                                                      $   262,090,904
                                                                    ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                     $   256,771,836
Net unrealized appreciation                                              65,137,175
Accumulated undistributed net investment income                           3,971,924
Accumulated net realized loss                                           (63,790,031)
                                                                    ---------------
    NET ASSETS                                                      $   262,090,904
                                                                    ===============
CLASS A SHARES:
Net Assets                                                          $   161,808,460
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                10,218,884
    NET ASSET VALUE PER SHARE                                       $         15.83
                                                                    ===============
    MAXIMUM OFFERING PRICE PER SHARE,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)                 $         16.71
                                                                    ===============
CLASS B SHARES:
Net Assets                                                          $    94,175,565
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                 5,850,806
    NET ASSET VALUE PER SHARE                                       $         16.10
                                                                    ===============
CLASS C SHARES:
Net Assets                                                          $     4,619,979
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                   294,439
    NET ASSET VALUE PER SHARE                                       $         15.69
                                                                    ===============
CLASS D SHARES:
Net Assets                                                          $     1,486,900
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                    93,454
    NET ASSET VALUE PER SHARE                                       $         15.91
                                                                    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2006

NET INVESTMENT INCOME:
Income
Dividends (net of $133,267 foreign withholding tax)                 $     8,266,701
Interest                                                                    128,234
                                                                    ---------------
    TOTAL INCOME                                                          8,394,935
                                                                    ---------------

EXPENSES
Investment advisory fee                                                   1,615,891
Distribution fee (Class A shares)                                           352,047
Distribution fee (Class B shares)                                         1,334,175
Distribution fee (Class C shares)                                            59,318
Transfer agent fees and expenses                                            501,986
Administration fee                                                          226,792
Professional fees                                                           110,476
Registration fees                                                            60,450
Shareholder reports and notices                                              60,194
Custodian fees                                                               26,602
Trustees' fees and expenses                                                   3,794
Other                                                                        27,344
                                                                    ---------------
    TOTAL EXPENSES                                                        4,379,069
                                                                    ---------------
    NET INVESTMENT INCOME                                                 4,015,866
                                                                    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                              41,037,642
Foreign exchange transactions                                               (22,191)
                                                                    ---------------
    NET REALIZED GAIN                                                    41,015,451
                                                                    ---------------

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                              (9,005,159)
Translation of forward foreign currency contracts, other assets
  and liabilities denominated in foreign currencies                         (10,581)
                                                                    ---------------
    NET DEPRECIATION                                                     (9,015,740)
                                                                    ---------------
    NET GAIN                                                             31,999,711
                                                                    ---------------
NET INCREASE                                                        $    36,015,577
                                                                    ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       12

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR         FOR THE YEAR
                                                                                    ENDED                ENDED
                                                                              FEBRUARY 28, 2006    FEBRUARY 28, 2005
                                                                              -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                         $       4,015,866    $       4,778,898
Net realized gain                                                                    41,015,451           10,462,965
Net change in unrealized appreciation/depreciation                                   (9,015,740)          38,746,055
                                                                              -----------------    -----------------

    NET INCREASE                                                                     36,015,577           53,987,918
                                                                              -----------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares                                                                       (4,266,365)            (137,674)
Class B shares                                                                         (362,530)          (5,581,802)
Class C shares                                                                         (129,668)            (104,781)
Class D shares                                                                          (50,759)             (48,952)
                                                                              -----------------    -----------------

    TOTAL DIVIDENDS                                                                  (4,809,322)          (5,873,209)
                                                                              -----------------    -----------------

Net decrease from transactions in shares of beneficial interest                     (58,778,076)         (68,604,493)
                                                                              -----------------    -----------------

    NET DECREASE                                                                    (27,571,821)         (20,489,784)

NET ASSETS:
Beginning of period                                                                 289,662,725          310,152,509
                                                                              -----------------    -----------------

END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$3,971,924 AND $4,787,571, RESPECTIVELY)                                      $     262,090,904    $     289,662,725
                                                                              =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       13

MORGAN STANLEY GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2006

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Global Utilities Fund (the "Fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income. The Fund was organized as a
Massachusetts business trust on October 22, 1993 and commenced operations on May
31, 1994. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within thirty days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment
Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

                                       14

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the
Investment Adviser using a pricing service and/or procedures approved by the
Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The
books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2)
purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates.

                                       15

The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished
(compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment
Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.57% to the portion of the daily net assets not exceeding
$500 million; 0.545% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.52% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.495% to the portion of daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company
Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the
Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

                                       16

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that such excess amounts totaled $6,754,264 at February 28, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the year ended February 28, 2006, the distribution fee was accrued for Class
A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2006, it received contingent deferred sales charges from certain redemptions of the
Fund's Class A shares, Class B shares and Class C shares of $112, $172,091 and
$968, respectively, and received $52,584 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2006 aggregated
$67,776,499 and $122,887,628, respectively.

For the year ended February 28, 2006, the Fund incurred brokerage commissions of
$84,369 with Morgan Stanley & Co. Inc., an affiliate of the Investment Adviser,
Administrator and Distributor, for portfolio transactions executed on behalf of the Fund. At February 28, 2006, the Portfolio's payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $201,780.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the

                                       17

Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the
Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the
Fund.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                   FOR THE YEAR                            FOR THE YEAR
                                                      ENDED                                   ENDED
                                                FEBRUARY 28, 2006                       FEBRUARY 28, 2005
                                      ------------------------------------    ------------------------------------
                                           SHARES              AMOUNT              SHARES              AMOUNT
                                      ----------------    ----------------    ----------------    ----------------

CLASS A SHARES
Sold                                           248,763    $      3,798,892              58,494    $        720,812
Conversion from Class B                     11,674,182         169,190,617                  --                  --
Reinvestment of dividends                      240,081           3,610,814               8,671              99,024
Redeemed                                    (2,293,434)        (35,256,454)           (123,115)         (1,527,205)
                                      ----------------    ----------------    ----------------    ----------------
Net increase (decrease) -- Class A           9,869,592         141,343,869             (55,950)           (707,369)
                                      ----------------    ----------------    ----------------    ----------------
CLASS B SHARES
Sold                                           669,922          10,069,997             668,510           8,544,246
Conversion to Class A                      (11,658,877)       (169,190,617)                 --                  --
Reinvestment of dividends                       19,040             292,646             408,632           4,695,178
Redeemed                                    (2,603,923)        (39,654,689)         (6,482,545)        (79,663,139)
                                      ----------------    ----------------    ----------------    ----------------
Net decrease -- Class B                    (13,573,838)       (198,482,663)         (5,405,403)        (66,423,715)
                                      ----------------    ----------------    ----------------    ----------------
CLASS C SHARES
Sold                                           150,392           2,152,093              31,874             403,258
Reinvestment of dividends                        7,772             116,423               8,332              94,816
Redeemed                                      (222,140)         (3,335,696)           (148,409)         (1,823,692)
                                      ----------------    ----------------    ----------------    ----------------
Net decrease -- Class C                        (63,976)         (1,067,180)           (108,203)         (1,325,618)
                                      ----------------    ----------------    ----------------    ----------------
CLASS D SHARES
Sold                                            31,934             484,633              46,515             576,115
Reinvestment of dividends                        2,533              38,219               3,651              41,699
Redeemed                                       (70,850)         (1,094,954)            (63,602)           (765,605)
                                      ----------------    ----------------    ----------------    ----------------
Net decrease -- Class D                        (36,383)           (572,102)            (13,436)           (147,791)
                                      ----------------    ----------------    ----------------    ----------------
Net decrease in Fund                        (3,804,605)   $    (58,778,076)         (5,582,992)   $    (68,604,493)
                                      ================    ================    ================    ================

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally

                                       18

accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                         FOR THE YEAR         FOR THE YEAR
                                            ENDED                ENDED
                                      FEBRUARY 28, 2006    FEBRUARY 28, 2005
                                      -----------------    -----------------

Ordinary income                       $       4,809,322    $       5,873,209
                                      =================    =================

As of February 28, 2006, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income         $       3,981,370
Undistributed long-term gains                        --
                                      -----------------
Net accumulated earnings                      3,981,370
Capital loss carryforward*                  (62,995,718)
Post-October losses                              (9,047)
Temporary differences                              (427)
Net unrealized appreciation                  64,342,890
                                      -----------------
Total accumulated earnings            $       5,319,068
                                      =================

*During the year ended February 28, 2006, the Fund utilized $41,098,103 of its net capital loss carryforward. As of February 28, 2006, the Fund had a net capital loss carryforward of $62,995,718 which will expire on February 28, 2011 to offset future capital gains to the extent provided by regulations.

As of February 28, 2006, the Fund had temporary book/tax differences primarily attributable to post-October losses (foreign currency losses incurred after
October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $22,191.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts")
for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

                                       19

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

8. LEGAL MATTERS

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District
Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment
Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the
Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005,
Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors, which motion defendants opposed. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

9. FUND MERGER

On February 6, 2006, the Trustees of Morgan Stanley Utilities Fund ("Utilities")
and the Fund approved a plan of reorganization whereby the Fund would be merged into Utilities. The plan of reorganization is subject to the consent of the
Fund's shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of Utilities and shareholders of the Fund would become shareholders of
Utilities, receiving shares of the corresponding class of Utilities equal to the value of their holdings in the Fund.

                                       20

MORGAN STANLEY GLOBAL UTILITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------------
                                                    2006            2005            2004*           2003            2002
                                                ------------    ------------    ------------    ------------    ------------

CLASS A SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      14.29    $      12.01    $       9.70    $      12.47    $      16.51
                                                ------------    ------------    ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income++                               0.28            0.30            0.28            0.32            0.31
  Net realized and unrealized gain (loss)               1.65            2.33            2.45           (2.73)          (3.91)
                                                ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations          1.93            2.63            2.73           (2.41)          (3.60)
                                                ------------    ------------    ------------    ------------    ------------

Less dividends and distributions from:
  Net investment income                                (0.39)          (0.35)          (0.42)          (0.36)          (0.08)
  Net realized gain                                        -               -               -               -           (0.36)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                      (0.39)          (0.35)          (0.42)          (0.36)          (0.44)
                                                ------------    ------------    ------------    ------------    ------------

Net asset value, end of period                  $      15.83    $      14.29    $      12.01    $       9.70    $      12.47
                                                ============    ============    ============    ============    ============

TOTAL RETURN+                                          13.67%          22.68%          28.57%         (19.79)%        (22.21)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.18%           1.16%           1.18%           1.15%           1.06%
Net investment income                                   1.78%           2.44%           2.57%           2.91%           2.06%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    161,808    $      4,990    $      4,868    $      4,387    $      7,723
Portfolio turnover rate                                   24%             18%             31%             18%             19%

----------
 *   YEAR ENDED FEBRUARY 29.
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       21

                                                                       FOR THE YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------------
                                                    2006            2005            2004*           2003            2002
                                                ------------    ------------    ------------    ------------    ------------

CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      14.30    $      12.00    $       9.67    $      12.40    $      16.50
                                                ------------    ------------    ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income++                               0.16            0.21            0.20            0.24            0.20
  Net realized and unrealized gain (loss)               1.69            2.34            2.44           (2.73)          (3.89)
                                                ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations          1.85            2.55            2.64           (2.49)          (3.69)
                                                ------------    ------------    ------------    ------------    ------------

Less dividends and distributions from:
  Net investment income                                (0.05)          (0.25)          (0.31)          (0.24)          (0.05)
  Net realized gain                                        -               -               -               -           (0.36)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                      (0.05)          (0.25)          (0.31)          (0.24)          (0.41)
                                                ------------    ------------    ------------    ------------    ------------

Net asset value, end of period                  $      16.10    $      14.30    $      12.00    $       9.67    $      12.40
                                                ============    ============    ============    ============    ============

TOTAL RETURN+                                          12.93%          21.74%          27.60%         (20.43)%        (22.75)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.93%           1.92%           1.93%           1.90%           1.82%
Net investment income                                   1.03%           1.68%           1.82%           2.16%           1.30%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     94,176    $    277,738    $    298,012    $    306,554    $    562,343
Portfolio turnover rate                                   24%             18%             31%             18%             19%

----------
 *   YEAR ENDED FEBRUARY 29.
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       22

                                                                       FOR THE YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------------
                                                    2006            2005            2004*           2003            2002
                                                ------------    ------------    ------------    ------------    ------------

CLASS C SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      14.16    $      11.89    $       9.60    $      12.33    $      16.38
                                                ------------    ------------    ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income++                               0.16            0.21            0.20            0.24            0.22
  Net realized and unrealized gain (loss)               1.66            2.31            2.42           (2.70)          (3.85)
                                                ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations          1.82            2.52            2.62           (2.46)          (3.63)
                                                ------------    ------------    ------------    ------------    ------------

Less dividends and distributions from:
  Net investment income                                (0.29)          (0.25)          (0.33)          (0.27)          (0.06)
  Net realized gain                                        -               -               -               -           (0.36)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                      (0.29)          (0.25)          (0.33)          (0.27)          (0.42)
                                                ------------    ------------    ------------    ------------    ------------

Net asset value, end of period                  $      15.69    $      14.16    $      11.89    $       9.60    $      12.33
                                                ============    ============    ============    ============    ============

TOTAL RETURN+                                          12.92%          21.71%          27.53%         (20.15)%        (22.78)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.93%           1.89%           1.93%           1.87%           1.67%
Net investment income                                   1.03%           1.71%           1.82%           2.19%           1.45%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $      4,620    $      5,076    $      5,548    $      5,502    $      9,374
Portfolio turnover rate                                   24%             18%             31%             18%             19%

----------
 *   YEAR ENDED FEBRUARY 29.
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       23

                                                                       FOR THE YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------------
                                                    2006            2005            2004*           2003            2002
                                                ------------    ------------    ------------    ------------    ------------

CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      14.32    $      12.04    $       9.73    $      12.53    $      16.54
                                                ------------    ------------    ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income++                               0.31            0.33            0.30            0.35            0.35
  Net realized and unrealized gain (loss)               1.67            2.33            2.47           (2.73)          (3.91)
                                                ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations          1.98            2.66            2.77           (2.38)          (3.56)
                                                ------------    ------------    ------------    ------------    ------------

Less dividends and distributions from:
  Net investment income                                (0.39)          (0.38)          (0.46)          (0.42)          (0.09)
  Net realized gain                                        -               -               -               -           (0.36)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                      (0.39)          (0.38)          (0.46)          (0.42)          (0.45)
                                                ------------    ------------    ------------    ------------    ------------

Net asset value, end of period                  $      15.91    $      14.32    $      12.04    $       9.73    $      12.53
                                                ============    ============    ============    ============    ============

TOTAL RETURN+                                          14.00%          22.94%          28.87%         (19.56)%        (21.98)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                0.93%           0.92%           0.93%           0.90%           0.82%
Net investment income                                   2.03%           2.68%           2.82%           3.16%           2.30%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $      1,487    $      1,859    $      1,725    $      1,371    $      2,308
Portfolio turnover rate                                   24%             18%             31%             18%             19%

----------
 *   YEAR ENDED FEBRUARY 29.
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
     PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       24

MORGAN STANLEY GLOBAL UTILITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES OF MORGAN STANLEY GLOBAL UTILITIES FUND:

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley Global Utilities Fund (the "Fund"), including the portfolio of investments, as of February 28, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan
Stanley Global Utilities Fund as of February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
APRIL 19, 2006

                                       25

MORGAN STANLEY GLOBAL UTILITIES FUND

TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                             TERM OF                                     IN FUND
                             POSITION(S)   OFFICE AND                                    COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*     DURING PAST 5 YEARS**       BY TRUSTEE***           BY TRUSTEE
---------------------------  -----------  ------------  -----------------------------  -------------  -----------------------------

Michael Bozic (65)           Trustee      Since         Private Investor; Director or  197            Director of various business
c/o Kramer Levin Naftalis &               April 1994    Trustee of the Retail Funds                   organizations.
 Frankel LLP                                            (since April 1994) and the
Counsel to the Independent                              Institutional Funds (since
 Trustees                                               July 2003); formerly Vice
1177 Avenue of the Americas                             Chairman of Kmart Corporation
New York, NY 10036                                      (December 1998-October 2000),
                                                        Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief Executive
                                                        Officer of Hills Department
                                                        Stores (May 1991-July 1995);
                                                        formerly variously Chairman,
                                                        Chief Executive Officer,
                                                        President and Chief Operating
                                                        Officer (1987-1991) of the
                                                        Sears Merchandise Group of
                                                        Sears, Roebuck & Co.

Edwin J. Garn (73)           Trustee      Since         Consultant; Director or        197            Director of Franklin Covey
1031 N. Chartwell Court                   January 1993  Trustee of the Retail Funds                   (time management systems),
Salt Lake City, UT 84103                                (since January 1993) and the                  BMW Bank of North America,
                                                        Institutional Funds (since                    Inc. (industrial loan
                                                        July 2003); member of the                     corporation), Escrow Bank USA
                                                        Utah Regional Advisory Board                  (industrial loan
                                                        of Pacific Corp. (utility                     corporation), United Space
                                                        company); formerly Managing                   Alliance (joint venture
                                                        Director of Summit Ventures                   between Lockheed Martin and
                                                        LLC (2000-2004) (lobbying and                 the Boeing Company) and
                                                        consulting firm); United                      Nuskin Asia Pacific
                                                        States Senator (R-Utah)                       (multilevel marketing);
                                                        (1974-1992) and Chairman,                     member of the board of
                                                        Senate Banking Committee                      various civic and charitable
                                                        (1980-1986), Mayor of Salt                    organizations.
                                                        Lake City, Utah (1971-1974),
                                                        Astronaut, Space Shuttle
                                                        Discovery (April 12-19,
                                                        1985), and Vice Chairman,
                                                        Huntsman Corporation
                                                        (chemical company).

Wayne E. Hedien (72)         Trustee      Since         Retired; Director or Trustee   197            Director of The PMI Group
c/o Kramer Levin Naftalis &               September     of the Retail Funds (since                    Inc. (private mortgage
 Frankel LLP                              1997          September 1997) and the                       insurance); Trustee and Vice
Counsel to the Independent                              Institutional Funds (since                    Chairman of The Field Museum
 Trustees                                               July 2003); formerly                          of Natural History; director
1177 Avenue of the Americas                             associated with the Allstate                  of various other business and
New York, NY 10036                                      Companies (1966-1994), most                   charitable organizations.
                                                        recently as Chairman of The
                                                        Allstate Corporation (March
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

                                       26

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                             TERM OF                                     IN FUND
                             POSITION(S)   OFFICE AND                                    COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*     DURING PAST 5 YEARS**       BY TRUSTEE***           BY TRUSTEE
---------------------------  -----------  ------------  -----------------------------  -------------  -----------------------------

Dr. Manuel H. Johnson (57)   Trustee      Since         Senior Partner, Johnson Smick  197            Director of NVR, Inc. (home
c/o Johnson Smick Group,                  July 1991     International, Inc., a                        construction); Director of
 Inc.                                                   consulting firm; Chairman of                  KFX Energy; Director of RBS
888 16th Street, NW                                     the Audit Committee and                       Greenwich Capital Holdings
Suite 740                                               Director or Trustee of the                    (financial holding company).
Washington, D.C. 20006                                  Retail Funds (since July
                                                        1991) and the Institutional
                                                        Funds (since July 2003);
                                                        Co-Chairman and a founder of
                                                        the Group of Seven Council
                                                        (G7C), an international
                                                        economic commission; formerly
                                                        Vice Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (63)        Trustee      Since         President, Kearns &            198            Director of Electro Rent
c/o Kearns & Associates LLC               July 2003     Associates LLC (investment                    Corporation (equipment
PMB754                                                  consulting); Deputy Chairman                  leasing), The Ford Family
23852 Pacific Coast Highway                             of the Audit Committee and                    Foundation, and the UCLA
Malibu, CA 90265                                        Director or Trustee of the                    Foundation.
                                                        Retail Funds (since July
                                                        2003) and the Institutional
                                                        Funds (since August 1994);
                                                        previously Chairman of the
                                                        Audit Committee of the
                                                        Institutional Funds (October
                                                        2001-July 2003); formerly CFO
                                                        of the J. Paul Getty Trust.

Michael E. Nugent (69)       Trustee      Since         General Partner of Triumph     197            None.
c/o Triumph Capital, L.P.                 July 1991     Capital, L.P., a private
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (73)             Trustee      Since         Chairman of Lumelite Plastics  198            Trustee and Director of
c/o Lumelite Plastics                     July 2003     Corporation; Chairman of the                  certain investment companies
 Corporation                                            Governance Committee and                      in the JPMorgan Funds complex
85 Charles Colman Blvd.                                 Director or Trustee of the                    managed by J.P. Morgan
Pawling, NY 12564                                       Retail Funds (since July                      Investment Management Inc.
                                                        2003) and the Institutional
                                                        Funds (since June 1992).

                                       27

INTERESTED TRUSTEES:

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                             TERM OF                                     IN FUND
                             POSITION(S)   OFFICE AND                                    COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*     DURING PAST 5 YEARS**       BY TRUSTEE***           BY TRUSTEE
---------------------------  -----------  ------------  -----------------------------  -------------  -----------------------------

Charles A. Fiumefreddo (72)  Chairman of  Since         Chairman and Director or       197            None.
c/o Morgan Stanley Trust     the Board    July 1991     Trustee of the Retail Funds
Harborside Financial         and Trustee                (since July 1991) and the
 Center,                                                Institutional Funds (since
Plaza Two,                                              July 2003); formerly Chief
Jersey City, NJ 07311                                   Executive Officer of the
                                                        Retail Funds (until September
                                                        2002).

James F. Higgins (58)        Trustee      Since         Director or Trustee of the     197            Director of AXA Financial,
c/o Morgan Stanley Trust                  June 2000     Retail Funds (since June                      Inc. and The Equitable Life
Harborside Financial                                    2000) and the Institutional                   Assurance Society of the
 Center,                                                Funds (since July 2003);                      United States (financial
Plaza Two,                                              Senior Advisor of Morgan                      services).
Jersey City, NJ 07311                                   Stanley (since August 2000);
                                                        Director of Dean Witter
                                                        Realty Inc.

----------
  *  THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY
     MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE
     "RETAIL FUNDS").
 **  THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
     DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN
     STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE
     "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN
     SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
***  THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
     OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT
     HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT
     ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT
     MANAGEMENT INC.).

                                       28

OFFICERS:

                                                            TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             REGISTRANT            TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  --------------------  --------------------  --------------------------------------------------

Ronald E. Robison (67)          President and         Since May 2003        President (since September 2005) and Principal
1221 Avenue of the Americas     Principal Executive                         Executive Officer (since May 2003) of funds in the
New York, NY 10020              Officer                                     Fund Complex; President (since September 2005) and
                                                                            Principal Executive Officer (since May 2003) of
                                                                            the Van Kampen Funds; Managing Director of Morgan
                                                                            Stanley, Morgan Stanley Investment Management and
                                                                            Morgan Stanley & Co. Incorporated; Managing
                                                                            Director and Director of Morgan Stanley Investment
                                                                            Advisors Inc.; Managing Director and (since May
                                                                            2002) Director of Morgan Stanley Investment
                                                                            Management Inc., Managing Director and (since
                                                                            January 2005) Director of Van Kampen Asset
                                                                            Management and Van Kampen Investments Inc.
                                                                            Director, President (since February 2006) and
                                                                            Chief Executive Officer (since February 2006) of
                                                                            Morgan Stanley Services Company Inc., Director of
                                                                            Morgan Stanley Distributors Inc., Morgan Stanley
                                                                            Distribution, Inc. and Morgan Stanley Trust;
                                                                            Director of Morgan Stanley SICAV (since May 2004).
                                                                            Formerly, Executive Vice President (July 2003 to
                                                                            September 2005) of funds in the Fund Complex and
                                                                            the Van Kampen Funds; President and Director of
                                                                            the Institutional Funds (March 2001 to July 2003);
                                                                            Chief Global Operating Officer of Morgan Stanley
                                                                            Investment Management Inc.; Chief Administrative
                                                                            Officer of Morgan Stanley Investment Advisors
                                                                            Inc.; Chief Administrative Officer of Morgan
                                                                            Stanley Services Company Inc. (November 2003 to
                                                                            February 2006).

J. David Germany (51)           Vice President        Since February 2006   Managing Director and (since December 2005) Chief
25 Cabot Square, Canary Wharf,                                              Investment Officer - Global Fixed Income of Morgan
London, United Kingdom                                                      Stanley Investment Advisors Inc., Morgan Stanley
E144QA                                                                      Investment Management Inc., Van Kampen Asset
                                                                            Management and Van Kampen Advisors Inc.; Managing
                                                                            Director and Director of Morgan Stanley Investment
                                                                            Management Ltd.; Vice President (since February
                                                                            2006) of the Retail and Institutional Funds.

Dennis F. Shea (52)             Vice President        Since February 2006   Managing Director and (since February 2006) Chief
1221 Avenue of the Americas                                                 Investment Officer - Global Equity of Morgan
New York, NY 10020                                                          Stanley Investment Advisors Inc., Morgan Stanley
                                                                            Investment Management Inc., Van Kampen Asset
                                                                            Management and Van Kampen Advisors Inc. Vice
                                                                            President (since February 2006) of the Retail and
                                                                            Institutional Funds. Formerly, Managing Director
                                                                            and Director of Global Equity Research at Morgan
                                                                            Stanley.

Barry Fink (51)                 Vice President        Since February 1997   Managing Director of Morgan Stanley Investment
1221 Avenue of the Americas                                                 Management, Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc. and Morgan Stanley Investment Management
                                                                            Inc.; Vice President of the Retail Funds and
                                                                            (since July 2003) the Institutional Funds.
                                                                            Formerly, General Counsel (May 2000 to February
                                                                            2006) of Morgan Stanley Investment Management;
                                                                            Secretary (October 2003 to February 2006), General
                                                                            Counsel (May 2004 to February 2006) and Director
                                                                            (July 1998 to January 2005) of Morgan Stanley
                                                                            Investment Advisors Inc. and Morgan Stanley
                                                                            Services Company Inc.; Secretary and General
                                                                            Counsel of Morgan Stanley Investment Management
                                                                            Inc. (November 2002 to February 2006); Secretary
                                                                            and Director of Morgan Stanley Distributors Inc.;
                                                                            Secretary (February 1997 to July 2003) and General
                                                                            Counsel (February 1997 to April 2004) of the
                                                                            Retail Funds; Vice President and Assistant General
                                                                            Counsel of Morgan Stanley Investment Advisors Inc.
                                                                            and Morgan Stanley Distributors Inc. (February
                                                                            1997 to December 2001).

                                       29

                                                            TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             REGISTRANT            TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  --------------------  --------------------  --------------------------------------------------

Amy R. Doberman (43)            Vice President        Since July 2004       Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                                 Investment Management (since July 2004); Vice
New York, NY 10020                                                          President of the Retail Funds and the
                                                                            Institutional Funds (since July 2004); Vice
                                                                            President of the Van Kampen Funds (since August
                                                                            2004); Secretary (since February 2006) and
                                                                            Managing Director (since July 2004) of Morgan
                                                                            Stanley Investment Advisors Inc., Morgan Stanley
                                                                            Services Company Inc., Morgan Stanley Investment
                                                                            Management Inc., Van Kampen Asset Management, Van
                                                                            Kampen Advisors Inc. and Van Kampen Investments
                                                                            Inc.; Secretary (since February 2006) of Morgan
                                                                            Stanley Distributors Inc. and Morgan Stanley
                                                                            Distribution, Inc. Formerly, Managing Director and
                                                                            General Counsel - Americas, UBS Global Asset
                                                                            Management (July 2000 to July 2004).

Carsten Otto (42)               Chief Compliance      Since October 2004    Managing Director and U.S. Director of Compliance
1221 Avenue of the Americas     Officer                                     for Morgan Stanley Investment Management (since
New York, NY 10020                                                          October 2004); Managing Director and Chief
                                                                            Compliance Officer (since February 2005) of Morgan
                                                                            Stanley Investment Advisors Inc. and Morgan
                                                                            Stanley Investment Management Inc. and (since June
                                                                            2004) of Van Kampen Asset Management, Van Kampen
                                                                            Advisors Inc. and Van Kampen Investments Inc.
                                                                            Formerly, Assistant Secretary and Assistant
                                                                            General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)       Vice President        Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc., Morgan Stanley Investment Management Inc.,
                                                                            Van Kampen Asset Management, Van Kampen Advisors
                                                                            Inc. and Van Kampen Investments Inc. Vice
                                                                            President of the Retail Funds (since July 2002)
                                                                            and the Institutional Funds (since December 1997).
                                                                            Formerly, Secretary of Van Kampen Asset Management
                                                                            Inc., Van Kampen Advisors Inc. and Van Kampen
                                                                            Investments Inc. (December 2002 to February 2006);
                                                                            Secretary of Morgan Stanley Distribution, Inc.
                                                                            (October 2005 to February 2006).

Francis J. Smith (40)           Treasurer and Chief   Treasurer since July  Executive Director of Morgan Stanley Investment
c/o Morgan Stanley Trust        Financial Officer     2003 and Chief        Advisors Inc. and Morgan Stanley Services Company
Harborside Financial Center,                          Financial Officer     Inc.; Treasurer and Chief Financial Officer of the
Plaza Two,                                            since September 2002  Retail Funds (since July 2003). Formerly, Vice
Jersey City, NJ 07311                                                       President of the Retail Funds (September 2002 to
                                                                            July 2003).

Thomas F. Caloia (59)           Vice President        Since July 2003       Executive Director of Morgan Stanley Investment
c/o Morgan Stanley Trust                                                    Advisors Inc. and Morgan Stanley Services Company
Harborside Financial Center,                                                Inc.; Assistant Treasurer of Morgan Stanley
Plaza Two,                                                                  Investment Advisors Inc., Morgan Stanley Services
Jersey City, NJ 07311                                                       Company Inc. and Morgan Stanley Distributors Inc.;
                                                                            Vice President of the Retail Funds. Formerly,
                                                                            Treasurer of the Retail Funds (April 1989-July
                                                                            2003).

                                       30

                                                            TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             REGISTRANT            TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  --------------------  --------------------  --------------------------------------------------

Mary E. Mullin (38)             Secretary             Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc. and Morgan Stanley Investment Management
                                                                            Inc.; Secretary of the Retail Funds (since July
                                                                            2003) and the Institutional Funds (since June
                                                                            1999).

----------
   * THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH
     OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER
     FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE
     OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

                       2006 FEDERAL TAX NOTICE (UNAUDITED)

          During the fiscal year ended February 28, 2006, 100% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that
          100% of the Fund's ordinary dividends paid during the fiscal year ended February 28, 2006 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief
          Reconciliation Act of 2003.

                                       31

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Ronald E. Robison
PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

J. David Germany
VICE PRESIDENT

Dennis F. Shea
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang Yu
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD

(C) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

37873RPT-RA06-00310P-Y02/06

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                           GLOBAL UTILITIES FUND

                                                                   ANNUAL REPORT

                                                               FEBRUARY 28, 2006

[MORGAN STANLEY LOGO]

MORGAN STANLEY UTILITIES FUND
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley Utilities Fund (‘‘Utilities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated February 6, 2006, between Utilities and Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’) in connection with the acquisition by Utilities of substantially all of the assets, subject to stated liabilities, of Global Utilities. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated June 6, 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Utilities Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling toll-free (800) 869-NEWS. Please retain this document for future reference.

The date of this Statement of Additional Information is June 6, 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated June 6, 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Global Utilities' shareholders in connection with the solicitation of proxies by the Board of Trustees of Global Utilities to be voted at the Special Meeting of Shareholders of Global Utilities to be held on July 17, 2006. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Utilities dated April 28, 2006 and the Statement of Additional Information of Global Utilities dated June 30, 2005.

ADDITIONAL INFORMATION ABOUT UTILITIES

Fund History

For additional information about Utilities' history, see ‘‘Fund History’’ in Utilities' Statement of Additional Information.

Investment Objectives, Policies and Risks

For additional information about Utilities' investment objectives, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Utilities' Statement of Additional Information.

Portfolio Holdings

For additional information about Utilities' policies and procedures with respect to the disclosure of Utilities' portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks’’ in Utilities' Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Utilities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Utilities' Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Utilities' investment advisor, Utilities' independent registered public accounting firm and other services provided to Utilities, see ‘‘Investment Advisory and Other Services’’ in Utilities' Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Utilities, Utilities' investment adviser and Utilities' distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Utilities' Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Utilities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Utilities' Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Utilities, their compensation structure and their holdings in Utilities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Utilities' Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Utilities' Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Utilities, see ‘‘Capital Stock and Other Securities’’ in Utilities' Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Utilities' shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Utilities' Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Utilities' policies regarding dividends and distributions and tax matters affecting Utilities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Utilities' Statement of Additional Information.

Distribution of Shares

For additional information about Utilities' distributor and the distribution agreement between Utilities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Utilities' Statement of Additional Information.

Performance Data

For additional information about Utilities' performance, see ‘‘Performance Data’’ in Utilities' Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES

Fund History

For additional information about Global Utilities' history, see ‘‘Fund History’’ in Global Utilities' Statement of Additional Information.

Investment Objectives and Policies

For additional information about Global Utilities' investment objectives and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Global Utilities' Statement of Additional Information.

Portfolio Holdings

For additional information about Global Utilities' policies and procedures with respect to the disclosure of Global Utilities' portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Global Utilities' Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Global Utilities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Global Utilities' Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Global Utilities' investment adviser, independent registered public accounting firm and other services provided to Global Utilities, see ‘‘Investment Advisory and Other Services’’ in Global Utilities' Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Global Utilities, Global Utilities' investment adviser and Global Utilities' distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Global Utilities' Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Global Utilities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Global Utilities' Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Global Utilities, their compensation structure and their holdings in Global Utilities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Global Utilities' Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Global Utilities' Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Global Utilities, see ‘‘Capital Stock and Other Securities’’ in Global Utilities' Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Global Utilities' shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Global Utilities' Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Global Utilities' policies regarding dividends and distributions and tax matters affecting Global Utilities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Global Utilities' Statement of Additional Information.

Distribution of Shares

For additional information about Global Utilities' distributor and the distribution agreement between Global Utilities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Global Utilities' Statement of Additional Information.

Performance Data

For additional information about Global Utilities' performance, see ‘‘Performance Data’’ in Global Utilities' Statement of Additional Information.

FINANCIAL STATEMENTS

Utilities' most recent audited financial statements are set forth in Utilities' Annual Report for the fiscal year ended December 31, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Global Utilities' most recent audited financial statements are set forth in Global Utilities' Annual Report for the fiscal year ended February 28, 2006 which is incorporated by reference in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Global Utilities and Utilities and Pro Forma Financial Statements for the Combined Fund at December 31, 2005, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Global Utilities and Utilities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Global Utilities and Utilities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Global Utilities and Utilities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Utilities Fund

Pro Forma Portfolio of Investments as of December 31, 2005

(unaudited)

	Morgan Stanley Utilities Fund		Morgan Stanley Global Utilities Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (98.2%)
Electric Utilities (59.1%)
AES Corp. (The)*	1,070,000	$16,938,100	394,900	$6,251,267	1,464,900	$23,189,367
Allegheny Energy, Inc.*	360,000	11,394,000	—	—	360,000	11,394,000
Ameren Corp.*	360,000	18,446,400	165,300	8,469,972	525,300	26,916,372
American Electric Power Co., Inc.	530,000	19,657,700	—	—	530,000	19,657,700
Cinergy Corp.	—	—	160,000	6,793,600	160,000	6,793,600
CMS Energy Corp.*	475,000	6,892,250	140,000	2,031,400	615,000	8,923,650
Consolidated Edison, Inc.	295,000	13,667,350	161,700	7,491,561	456,700	21,158,911
Constellation Energy Group, Inc.	455,000	26,208,000	139,900	8,058,240	594,900	34,266,240
Dominion Resources, Inc.	370,000	28,564,000	116,700	9,009,240	486,700	37,573,240
DPL, Inc.	359,000	9,337,590	125,000	3,251,250	484,000	12,588,840
Duke Energy Corp.	620,724	17,038,874	—	—	620,724	17,038,874
Edison International	685,000	29,872,850	—	—	685,000	29,872,850
Energy East Corp.	—	—	120,400	2,745,120	120,400	2,745,120
Entergy Corp.	365,000	25,057,250	120,700	8,286,055	485,700	33,343,305
Exelon Corp.	525,000	27,898,500	175,200	9,310,128	700,200	37,208,628
FirstEnergy Corp.	410,000	20,085,900	104,600	5,124,354	514,600	25,210,254
FPL Group, Inc.	685,000	28,468,600	245,400	10,198,824	930,400	38,667,424
Iberdrola S.A. (Spain)	—	—	260,000	7,104,424	260,000	7,104,424
NRG Energy, Inc.*	470,000	22,146,400	150,000	7,068,000	620,000	29,214,400
NSTAR	645,000	18,511,500	—	—	645,000	18,511,500
PG&E Corp.	585,000	21,715,200	165,000	6,124,800	750,000	27,840,000
Pinnacle West Capital Corp.	300,000	12,405,000	—	—	300,000	12,405,000
PNM Resources Inc.	463,000	11,338,870	—	—	463,000	11,338,870
PPL Corp.	925,000	27,195,000	320,000	9,408,000	1,245,000	36,603,000
Reliant Energy, Inc.*	435,000	4,489,200	—	—	435,000	4,489,200
SCANA Corp.	600,000	23,628,000	220,300	8,675,414	820,300	32,303,414
Southern Co. (The)	535,000	18,473,550	233,900	8,076,567	768,900	26,550,117
TECO Energy, Inc.	355,000	6,098,900	105,000	1,803,900	460,000	7,902,800
TXU Corp.	540,000	27,102,600	200,000	10,038,000	740,000	37,140,600
Wisconsin Energy Corp.	490,000	19,139,400	155,800	6,085,548	645,800	25,224,948
		511,770,984		151,405,664		663,176,648
Energy (21.9%)
AGL Resources, Inc.	590,000	20,537,900	235,100	8,183,831	825,100	28,721,731
Burlington Resources, Inc.	135,000	11,637,000	—	—	135,000	11,637,000
Equitable Resources, Inc.	530,000	19,445,700	235,200	8,629,488	765,200	28,075,188
KeySpan Corp.	245,200	8,751,188	105,300	3,758,157	350,500	12,509,345
Kinder Morgan, Inc.	195,000	17,930,250	78,000	7,172,100	273,000	25,102,350
MDU Resources Group, Inc.	595,000	19,480,300	—	—	595,000	19,480,300
New Jersey Resources Corp.	375,700	15,738,073	—	—	375,700	15,738,073
Peabody Energy Corp.	180,000	14,835,600	—	—	180,000	14,835,600

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund

Pro Forma Portfolio of Investments as of December 31, 2005

(unaudited)

	Morgan Stanley Utilities Fund		Morgan Stanley Global Utilities Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Questar Corp.	300,000	$22,710,000	115,100	$8,713,070	415,100	$31,423,070
Southern Union Co.	—	—	90,000	2,126,700	90,000	2,126,700
UGI Corp.	—	—	150,800	3,106,480	150,800	3,106,480
Sempra Energy	556,511	24,953,953	155,000	6,950,200	711,511	31,904,153
Southwestern Energy Co.	—	—	90,000	3,234,600	90,000	3,234,600
Williams Companies, Inc. (The)	765,000	17,725,050	—	—	765,000	17,725,050
		193,745,014		51,874,626		245,619,640
Telecommunications (17.2%)
American Tower Corp. (Class A)	—	—	300,360	8,139,756	300,360	8,139,756
ALLTEL Corp.	290,900	18,355,790	100,073	6,314,606	390,973	24,670,396
AT&T Inc.	579,972	14,203,514	145,900	3,573,091	725,872	17,776,605
BCE Inc. (Canada)	—	—	215,000	5,149,250	215,000	5,149,250
BellSouth Corp.	525,000	14,227,500	85,400	2,314,340	610,400	16,541,840
CenturyTel, Inc.	215,250	7,137,690	—	—	215,250	7,137,690
Crown Castle International Corp.*	620,000	16,684,200	—	—	620,000	16,684,200
Nextel Partners, Inc. (Class A)	—	—	120,100	3,355,594	120,100	3,355,594
Sprint Nextel Corp.	1,115,070	26,048,035	210,000	4,905,600	1,325,070	30,953,635
Telefonica de Espana S.A. (ADR) (Spain)	221,586	9,975,802	—	—	221,586	9,975,802
Telefonica S.A. (Spain)	—	—	389,136	5,853,000	389,136	5,853,000
Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)	545,000	13,450,600	—	—	545,000	13,450,600
Telus Corp. (Non-Voting) (Canada)	—	—	353,000	14,154,575	353,000	14,154,575
Verizon Communications Inc.	300,160	9,040,819	100,200	3,018,024	400,360	12,058,843
Vodafone Group PLC (ADR) (United Kingdom)	225,000	4,830,750	115,100	2,471,197	340,100	7,301,947
		133,954,700		59,249,033		193,203,733
Total Common Stocks (Cost $445,468,080, $190,546,412 and $636,014,492, respectively)		$839,470,698		$262,529,323		$1,102,000,021

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund

Pro Forma Portfolio of Investments as of December 31, 2005

(unaudited)

	Morgan Stanley Utilities Fund				Morgan Stanley Global Utilities Fund		Combined
	Principal Amount In Thousands	Coupon Rate	Maturity Date	Value	Principal Amount In Thousands	Value	Principal Amount In Thousands	Value
CORPORATE BONDS (1.0%)
Electric Utilities (0.6%)
Appalachian Power Co. (Series G)	$185	3.60%	05/15/03	$179,323	—	—	$185	$179,323
Carolina Power & Light Co.	285	5.13	09/15/13	284,691	—	—	285	284,691
Cisco Power LLC	585	5.38	05/01/13	581,460	—	—	585	581,460
Commonwealth Edison Co. (Series 98)	655	6.15	03/15/12	683,274	—	—	655	683,274
Duquesne Light Co. (Series O)	425	6.70	04/15/12	461,785	—	—	425	461,785
Entergy Gulf States, Inc.	115	3.60	06/01/08	110,649	—	—	115	110,649
Entergy Gulf States, Inc.	145	4.81	12/01/09	141,603	—	—	145	141,603
Exelon Corp.	465	6.75	05/01/11	495,602	—	—	465	495,602
FirstEnergy Corp. (Series B)	300	6.45	11/15/11	318,387	—	—	300	318,387
Indianapolis Power & Light Co. – 144A**	200	6.30	07/01/13	210,702	—	—	200	210,702
Jersey Central Power & Light Co. (Series MTN)	785	6.45	05/15/06	789,803	—	—	785	789,803
Pacific Gas & Electric Co.	245	6.05	03/01/34	254,435	—	—	245	254,435
Pinnacle West Capital Corp.	595	6.40	04/01/06	597,639	—	—	595	597,639
Public Service Co. of New Mexico (Series B)	650	7.50	08/01/18	742,927	—	—	650	742,927
Public Service Electric & Gas Co. (Series MTNB)	460	5.00	01/01/13	455,432	—	—	460	455,432
Texas-New Mexico Power Co.	355	6.25	01/15/09	364,600	—	—	355	364,600
TXU Energy Co.	200	7.00	03/15/13	213,435	—	—	200	213,435
				6,885,747		—		6,885,747
Energy (0.0%)
Panhandle Eastern Pipe Line Co.	150	4.80	08/15/08	148,394	—	—	150	148,394
Panhandle Eastern Pipe Line Co. (Series B)	110	2.75	03/15/07	106,993	—	—	110	106,993
Sempra Energy	85	4.62	05/17/07	84,425	—	—	85	84,425
				339,812		—		339,812
Telecommunications (0.4%)
AT&T Corp.	124	9.05	11/15/11	137,408	—	—	124	137,408
France Telecom S.A. (France)	735	8.50	03/01/31	983,664	—	—	735	983,664
GTE Corp.	605	6.94	04/15/28	649,356	—	—	605	649,356
SBC Communications, Inc.	690	6.15	09/15/34	695,413	—	—	690	695,413
SBC Communications, Inc.	140	6.45	06/15/34	146,164	—	—	140	146,164
Sprint Capital Corp.	420	8.375	03/15/12	487,365	—	—	420	487,365
Sprint Capital Corp.	300	8.75	03/15/32	399,330	—	—	300	399,330
Vodafone Airtouch PLC (United Kingdom)	390	7.75	02/15/10	427,532	—	—	390	427,532
				3,926,232		—		3,926,232
Total Corporate Bonds
(Cost $10,741,371, $0 and $10,741,371, respectively)				11,151,791		—		11,151,791

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund
Pro Forma Portfolio of Investments as of December 31, 2005
(unaudited)

	Morgan Stanley Utilities Fund				Morgan Stanley Global Utilities Fund		Combined
	Principal Amount In Thousands	Coupon Rate	Maturity Date	Value	Principal Amount In Thousands	Value	Principal Amount In Thousands	Value
SHORT-TERM INVESTMENTS (0.4%)
Repurchase Agreements
Joint repurchase agreement account (proceeds $2,160,020, 42,434,149, and $4,594,169, respectively) (a) (Cost $2,159,000, $2,433,000 and $4,592,000, respectively)	$2,159	4.25%	01/03/06	$2,159,000	$2,433	$2,433,000	$4,592	$4,592,000
Total Investments
(Cost $458,368,451, $192,979,412, and $651,347,863, respectively)(b)		99.6%		$852,781,489		$264,962,323		$1,117,743,812

ADR	American Depositary Receipt.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

†	Floating rate security; rate shown is the rate in effect at December 31, 2005.

(a)	Collateralized by federal agency and U.S. Treasury obligations.

(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Morgan Stanley Utilities Fund	$392,764,406	$1,449,909	$391,314,497
Morgan Stanley Global Utilities Fund	78,904,544	6,921,633	71,982,911
Combined	$471,668,950	$8,371,542	$463,297,408

See Notes to Pro Forma Financial Statements.

Morgan Stanley Utilities Fund

Pro-Forma Financial Statements
Statement of Assets and Liabilities
December 31, 2005 (unaudited)

	Morgan Stanley Utilities Fund	Morgan Stanley Global Utilities	Pro-Forma Adjustments		Combined
ASSETS:
Investments in securities, at value (cost $458,368,451 $192,979,412 and $651,347,863, respectively )	$852,781,489	$264,962,323	—		$1,117,743,812
Cash	—	257	—		257
Receivable for:
Investments sold	3,044,077	2,122,350	—		5,166,427
Shares of beneficial interest sold	2,156,082	1,317,235	—		3,473,317
Dividends	1,881,289	675,930	—		2,557,219
Interest	190,712	574	—		191,286
Foreign withholding taxes reclaimed	46,768	16,483	—		63,251
Receivable from affiliate	132,543	—	—		132,543
Prepaid expenses and other assets	59,170	46,649	—		105,819
TOTAL ASSETS	860,292,130	269,141,801	—		$1,129,433,931
LIABILITIES:
Payable for:
Investments purchased	835,271	441,766	—		1,277,037
Shares of beneficial interest redeemed	2,746,341	1,557,193	—		4,303,534
Investment advisory fee	391,103	131,059	—		522,162
Distribution fee	310,970	124,692	—		435,662
Administrative fee	59,343	18,394	—		77,737
Transfer agent fee	20,682	14,410	—		35,092
Accrued expenses and other payables	149,972	55,449	$245,981	(1)	451,402
TOTAL LIABILITIES	4,513,682	2,342,963	245,981		7,102,626
NET ASSETS	$855,778,448	$266,798,838	$(245,981)		$1,122,331,305
COMPOSITION OF NET ASSETS:
Paid-in-capital	$439,575,302	$268,522,078	—		$708,097,380
Net unrealized appreciation	394,413,038	71,982,829	—		466,395,867
Accumulated undistributed net investment income	2,709,652	3,516,825	$(245,981	)(1)	5,980,496
Accumulated net realized gain (loss)	19,080,456	(77,222,894)	—		(58,142,438)
NET ASSETS	$855,778,448	$266,798,838	$(245,981)		$1,122,331,305
CLASS A SHARES:
Net Assets	$658,909,163	$161,943,190	$(149,307	)(1)	$820,703,046
Shares Outstanding (unlimited authorized, $.01 par value)	45,857,756	10,503,594	765,939	(2)	57,127,289
NET ASSET VALUE PER SHARE	$14.37	$15.42			$14.37
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.17	$16.27			$15.17
CLASS B SHARES:
Net Assets	$184,065,422	$98,557,382	$(90,867	)(1)
			($184,065,422	)(3)	$98,466,515
Shares Outstanding (unlimited authorized, $.01 par value)	12,742,301	6,280,598	539,982	(2)
			(12,742,301	)(3)	6,820,580
NET ASSET VALUE PER SHARE	$14.45	$15.69			$14.44
CLASS C SHARES:
Net Assets	$8,744,665	$4,804,340	$(4,430	)(1)	$13,544,575
Shares Outstanding (unlimited authorized, $.01 par value)	606,156	314,069	18,872	(2)	939,097
NET ASSET VALUE PER SHARE	$14.43	$15.30			$14.42
CLASS D SHARES:
Net Assets	$4,059,198	$1,493,926	$(1,377	)(1)	$5,551,747
Shares Outstanding (unlimited authorized, $.01 par value)	282,997	96,469	7,710	(2)	387,176
NET ASSET VALUE PER SHARE	$14.34	$15.49			$14.34

	Morgan Stanley Utilities Fund	Morgan Stanley Global Utilities	Pro-Forma Adjustments		Combined
CLASS Q SHARES:
Net Assets	N/A	N/A	$184,065,422	(3)	$184,065,422
Shares Outstanding (unlimited authorized, $.01 par value)	N/A	N/A	12,742,301	(3)	12,742,301
NET ASSET VALUE PER SHARE	N/A	N/A			$14.45

(1)	Represents a non-recurring cost in connection with the Reorganization which will be borne by Morgan Stanley Global Utilities Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Global Utilities Fund shares outstanding.

(3)	To ensure that the existing Class B shareholders of Utilities are not adversely affected by the increase in 12b-1 fees, Class B shareholders of Utilities will be moved into Class Q shares of the Combined Fund upon completion of the Reorganization.

See Notes to Pro Forma Financial Statements

Morgan Stanley Utilities Fund

Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended December 31, 2005 (unaudited)

	Morgan Stanley Utilities Fund	Morgan Stanley Global Utilities	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of foreign withholding tax of $0, $140,438 and $140,438, respectively)	$27,422,688	$8,522,257	—		$35,944,945
Interest	1,287,689	127,277	—		1,414,966
TOTAL INCOME	28,710,377	8,649,534	—		37,359,911
EXPENSES
Investment advisory fee	4,759,242	1,634,464	$(334,990	)(1)	6,058,716
Distribution fee (Class A shares)	1,206,749	291,792	—		1,498,541
Distribution fee (Class B shares)	664,628	1,621,393	—		2,286,021
Distribution fee (Class C shares)	85,316	58,267	—		143,583
Transfer agent fees and expenses	1,156,131	485,152	—		1,641,283
Administrative fee	724,978	229,399	—		954,377
Shareholder reports and notices	128,015	49,311	(19,724	)(2)	157,602
Registration fees	58,549	49,130	(19,652	)(2)	88,027
Professional fees	81,479	105,063	(105,063	)(2)	81,479
Custodian fees	47,874	24,330	—		72,204
Trustees' fees and expenses	18,582	3,732	—		22,314
Other	51,131	26,981	(610	)(2)	77,502
TOTAL EXPENSES	8,982,674	4,579,014	(480,039)		13,081,649
NET INVESTMENT INCOME	19,727,703	4,070,520	480,039		24,278,262
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments	126,964,193	31,028,012	—		157,992,205
Foreign exchange transactions	—	(34,103)	—		(34,103)
NET REALIZED GAIN	126,964,193	30,993,909	—		157,958,102
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(17,792,412)	3,803,567	—		(13,988,845)
Translation of other assets and liabilities denominated in foreign currencies	—	(12,695)	—		(12,695)

NET APPRECIATION/DEPRECIATION	(17,792,412)	3,790,872	—		(14,001,540)
NET GAIN	109,171,781	34,784,781	—		143,956,562
Net Increase	$128,899,484	$38,855,301	$480,039		$168,234,824

(1)	Reflects adjustment to investment management fees based on Morgan Stanley Utilities Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley Utilities Fund

Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at December 31, 2005 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended December 31, 2005, reflect the accounts of Morgan Stanley Utilities Fund (‘‘Utilities’’) and Morgan Stanley Global Utilities Fund (‘‘Global Utilities’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Global Utilities in exchange for shares in Utilities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Utilities which would have been issued on December 31, 2005 in connection with the proposed reorganization. Shareholders of Global Utilities would become shareholders of Utilities receiving shares of the corresponding class of Utilities equal to the value of their holdings in Global Utilities. The amount of additional shares assumed to be issued was calculated based on the December 31, 2005 net assets of Global Utilities and the net asset value per share of Utilities as follows:

	Class A	Class B	Class C	Class D
Global Utilities pre-merger shares	10,503,594	6,280,598	314,069	96,469
Global Utilities net assets	$161,943,190	$98,557,382	$4,804,340	$1,493,926
Net asset value per share — Utilities	$14.37	$14.45	$14.43	$14.34
Utilities merger shares issued	11,269,533	6,820,580	332,941	104,179
Difference between total additional
shares to be issued and pre-merger
Global Utilities shares outstanding	765,939	539,982	18,872	7,710

3.    Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Utilities at the combined level of average net assets for the twelve months ended December 31, 2005. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of Utilities on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. Up to 66% of the securities acquired in the Reorganization could be sold by Utilities, with possible future sales in the ordinary course of business; however, no securities are required to be sold in connection with the Reorganization.

5.    As of February 28, 2006, the unreimbursed distribution expenses of Global Utilities were $6,754,264. Subsequent to the merger, these unreimbursed distribution expenses may be recovered under the Utilities' 12b-1 Plan. There is no legal obligation for Utilities to pay these unreimbursed expenses, if for any reason the Plan is terminated; however, the Trustees will consider at that time the manner in which to treat such expenses.

STATEMENT OF ADDITIONAL INFORMATION

APRIL 28, 2006

MORGAN STANLEY UTILITIES FUND

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The
PROSPECTUS (dated April 28, 2006) for Morgan Stanley Utilities Fund may be
obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended December
31, 2005 including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

Morgan Stanley
Utilities Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

        I.   Fund History                                                             4

       II.   Description of the Fund and Its Investments and Risks                    4

             A. Classification                                                        4

             B. Investment Strategies and Risks                                       4

             C. Fund Policies/Investment Restrictions                                15

             D. Disclosure of Portfolio Holdings                                     16

      III.   Management of the Fund                                                  20

             A. Board of Trustees                                                    20

             B. Management Information                                               20

             C. Compensation                                                         27

       IV.   Control Persons and Principal Holders of Securities                     29

        V.   Investment Advisory and Other Services                                  29

             A. Investment Adviser and Administrator                                 29

             B. Principal Underwriter                                                30

             C. Services Provided by the Investment Adviser and Administrator        30

             D. Dealer Reallowances                                                  31

             E. Rule 12b-1 Plan                                                      31

             F. Other Service Providers                                              35

             G. Fund Management                                                      35

             H. Codes of Ethics                                                      37

             I. Proxy Voting Policy and Proxy Voting Record                          37

             J. Revenue Sharing                                                      38

       VI.   Brokerage Allocation and Other Practices                                39

             A. Brokerage Transactions                                               39

             B. Commissions                                                          39

             C. Brokerage Selection                                                  40

             D. Directed Brokerage                                                   41

             E. Regular Broker-Dealers                                               41

      VII.   Capital Stock and Other Securities                                      41

     VIII.   Purchase, Redemption and Pricing of Shares                              42

             A. Purchase/Redemption of Shares                                        42

             B. Offering Price                                                       42

       IX.   Taxation of the Fund and Shareholders                                   43

        X.   Underwriters                                                            46

       XI.   Performance Data                                                        46

      XII.   Financial Statements                                                    47

     XIII.   Fund Counsel                                                            47

                                        2

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF
ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Utilities Fund, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW"-- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on December 8, 1987, with the name Dean Witter Utilities
Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley
Dean Witter Utilities Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Utilities Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek both capital appreciation and current income.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher that the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on
U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in
U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

     EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

                                        4

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American
Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United
States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S.
financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally,
Depositary Receipts in registered form are designed for use in the U.S.
securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored
Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary
Receipts. For purposes of the Fund's investment policies, the Fund's

                                        5

investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S.
issuer.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

                                        6

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC
(in the United States) or other clearing corporation or exchange, at the stated
exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

                                        7

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System, primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring

                                        8

and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk"
is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA
Certificates and/or any foreign government fixed-income security, and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the
Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds

                                        9

the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or
STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

                                       10

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

                                       11

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion. If the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by
Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by
Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

     ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value
(sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a

                                       12

zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 25% of the value of its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities.
However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

                                       13

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with

                                       14

regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     UNIT OFFERINGS. The Fund may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof).

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings and investments in illiquid securities.

The Fund will:

     1. Seek to provide both capital appreciation and current income.

The Fund MAY not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.
Government, its agencies or instrumentalities).

     2. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer.

                                       15

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the utilities industry. The restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and
Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

     7. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money.

     12. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     13. Make short sales of securities.

     14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     16. Invest for the purpose of exercising control or management of any other issuer.

     17. Invest more than 10% of its total assets in "illiquid securities"
(securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may

                                       16

disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders.
The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     -  Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

     -  Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

                                       17

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                        INFORMATION DISCLOSED           FREQUENCY(1)                    LAG TIME
----------------------------------------  -------------------------  -------------------------  ------------------------------

SERVICE PROVIDERS
Institutional Shareholder Services (ISS)  Complete portfolio         Twice a month                            (2)
  (proxy voting agent)(*)                 holdings

FT Interactive Data Pricing Service       Complete portfolio         As needed                                (2)
  Provider(*)                             holdings

Morgan Stanley Trust(*)                   Complete portfolio         As needed
                                          holdings

The Bank of New York(*)                   Complete portfolio         As needed
                                          holdings

FUND RATING AGENCIES
Lipper(*)                                 Top Ten and complete       Quarterly basis            Approximately 15 days after
                                          portfolio holdings                                    quarter end and approximately
                                                                                                30 days after quarter end

Morningstar(**)                           Top Ten and complete       Quarterly basis            Approximately 15 days after
                                          portfolio holdings                                    quarter end and approximately
                                                                                                30 days after quarter end

Standard & Poor's(*)                      Complete portfolio         Quarterly basis            Approximately 15 day lag
                                          holdings

Investment Company Institute(**)          Top Ten portfolio          Quarterly basis            Approximately 15 days after
                                          holdings                                              quarter end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)     Top Ten and complete       Quarterly basis(5)         Approximately 10-12 days after
                                          portfolio holdings                                    quarter end

Bloomberg(**)                             Complete portfolio         Quarterly basis(5)         Approximately 30 days after
                                          holdings                                              quarter end

Callan Associates(*)                      Top Ten and complete       Monthly and quarterly      Approximately 10-12 days after
                                          portfolio holdings         basis, respectively(5)     month/quarter end

Cambridge Associates(*)                   Top Ten and complete       Quarterly basis(5)         Approximately 10-12 days after
                                          portfolio holdings                                    quarter end

Citigroup(*)                              Complete portfolio         Quarterly basis(5)         At least one day after quarter
                                          holdings                                              end

Credit Suisse First Boston(*)             Top Ten and complete       Monthly and quarterly      Approximately 10-12 days after
                                          portfolio holdings         basis, respectively(5)     month/quarter end

CTC Consulting, Inc.(**)                  Top Ten and complete       Quarterly basis            Approximately 15 days after
                                          portfolio holdings                                    quarter end and approximately
                                                                                                30 days after quarter end,
                                                                                                respectively

Evaluation Associates (*)                 Top Ten and complete       Monthly and quarterly      Approximately 10-12 days after
                                          portfolio holdings         basis, respectively(5)     month/quarter end

Fund Evaluation Group(**)                 Top Ten portfolio          Quarterly basis            At least 15 days after quarter
                                          holdings(6)                                           end

Jeffrey Slocum & Associates(*)            Complete portfolio         Quarterly basis(5)         Approximately 10-12 days after
                                          holdings(4)                                           quarter end

                                       18

NAME                                        INFORMATION DISCLOSED           FREQUENCY(1)                    LAG TIME
----------------------------------------  -------------------------  -------------------------  ------------------------------

Hammond Associates(**)                    Complete portfolio         Quarterly basis            At least 30 days after quarter
                                          holdings(4)                                           end

Hartland & Co.(**)                        Complete portfolio         Quarterly basis            At least 30 days after quarter
                                          holdings(4)                                           end

Hewitt Associates(*)                      Top Ten and complete       Monthly and quarterly      Approximately 10-12 days after
                                          portfolio holdings         basis, respectively(5)     month/quarter end

Merrill Lynch(*)                          Top Ten and complete       Monthly and quarterly      Approximately 10-12 days after
                                          portfolio holdings         basis, respectively(5)     month/quarter end

Mobius(**)                                Top Ten portfolio          Monthly basis              At least 15 days after month
                                          holdings(3)                                           end

Nelsons(**)                               Top Ten portfolio          Quarterly basis            At least 15 days after quarter
                                          holdings(3)                                           end

Prime Buchholz & Associates, Inc.(**)     Complete portfolio         Quarterly basis            At least 30 days after quarter
                                          holdings(4)                                           end

PSN(**)                                   Top Ten portfolio          Quarterly basis            At least 15 days after quarter
                                          holdings(3)                                           end

PFM Asset Management LLC(*)               Top Ten and complete       Quarterly basis(5)         Approximately 10-12 days after
                                          portfolio holdings                                    quarter end

Russell Investment Group/Russell/         Top Ten and complete       Monthly and quarterly      At least 15 days after month
  Mellon Analytical Services, Inc.(**)    portfolio holdings         basis                      end and at least 30 days after
                                                                                                quarter end, respectively

Stratford Advisory Group, Inc.(*)         Top Ten portfolio          Quarterly basis(5)         Approximately 10-12 days after
                                          holdings(6)                                           quarter end

Thompson Financial(**)                    Complete portfolio         Quarterly basis            At least 30 days after quarter
                                          holdings(4)                                           end

Watershed Investment Consultants,         Top Ten and complete       Quarterly basis(5)         Approximately 10-12 days after
  Inc.(*)                                 portfolio holdings                                    quarter end

Yanni Partners(**)                        Top Ten portfolio          Quarterly basis            At least 15 days after quarter
                                          holdings(3)                                           end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                               Complete Portfolio         Daily                      One day
                                          holdings

----------
(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the

                                       19

information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a)  The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b)  The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c)  The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor; or any affiliated person of the Fund, the Investment Adviser or the
Distributor, on the other.

     (d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e)  The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment

                                       20

Adviser's parent company, Morgan Stanley. These are the "non-interested" or
"Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                              POSITION(S)    LENGTH OF                                        COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN   OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE        REGISTRANT      SERVED*             PAST 5 YEARS**             BY TRUSTEE         BY TRUSTEE
---------------------------  -------------  ----------  -----------------------------------  ----------  -------------------------

Michael Bozic (65)           Trustee        Since       Private investor; Director or           197      Director of various
c/o Kramer Levin                            April 1994  Trustee of the Retail Funds (since               business organizations.
Naftalis & Frankel LLP                                  April 1994) and the Institutional
Counsel to the                                          Funds (since July 2003); formerly
Independent Trustees                                    Vice Chairman of Kmart Corporation
1177 Avenue of the Americas                             (December 1998-October 2000),
New York, NY 10036                                      Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November 1995-November
                                                        1998) and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May 1991-July
                                                        1995); formerly variously Chairman,
                                                        Chief Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears, Roebuck
                                                        & Co.

Edwin J. Garn (73)           Trustee        Since       Consultant; Director or Trustee of      197      Director of Franklin
1031 N. Chartwell Court                     January     the Retail Funds (since January                  Covey (time management
Salt Lake City, UT 84103                    1993        1993) and the Institutional Funds                systems), BMW Bank of
                                                        (since July 2003); member of the                 North America, Inc.
                                                        Utah Regional Advisory Board of                  (industrial loan
                                                        Pacific Corp. (utility company);                 corporation); Escrow Bank
                                                        formerly Managing Director of                    USA (industrial loan
                                                        Summit Ventures LLC (2000-2004)                  corporation); United
                                                        (lobbying and consulting firm),                  Space Alliance (joint
                                                        United States Senator (R-Utah)                   venture between Lockheed
                                                        (1974-1992) and Chairman, Senate                 Martin and the Boeing
                                                        Banking Committee (1980-1986),                   Company) and Nuskin Asia
                                                        Mayor of Salt Lake City, Utah                    Pacific (multilevel
                                                        (1971-1974), Astronaut, Space                    marketing); member of the
                                                        Shuttle Discovery (April 12-19,                  board of various civic
                                                        1985), and Vice Chairman, Huntsman               and charitable
                                                        Corporation (chemical company).                  organizations.

----------

*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       21

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                              POSITION(S)    LENGTH OF                                        COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(s) DURING      OVERSEEN   OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE        REGISTRANT      SERVED*             PAST 5 YEARS**             BY TRUSTEE         BY TRUSTEE
---------------------------  -------------  ----------  -----------------------------------  ----------  -------------------------

Wayne E. Hedien (72)         Trustee        Since       Retired; Director or Trustee of the     197      Director of The PMI Group
c/o Kramer Levin                            September   Retail Funds (since September1997)               Inc. (private mortgage
Naftalis & Frankel LLP                      1997        and the Institutional Funds (since               insurance); Trustee and
Counsel to the                                          July2003); formerly associated with              Vice Chairman of The
Independent Trustees                                    the Allstate Companies (1966-1994),              Field Museum of Natural
1177 Avenue of the                                      most recently as Chairman of The                 History; director of
Americas                                                Allstate Corporation (March 1993-                various other business
New York, NY10036                                       December1994) and Chairman and                   and charitable
                                                        Chief Executive Officer of its                   organizations.
                                                        wholly-owned subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

Dr. Manuel H. Johnson (57)   Trustee        Since       Senior Partner, Johnson Smick           197      Director of NVR,Inc.
c/o Johnson Smick                           July 1991   International, Inc., a consulting                (home construction);
Group Inc.                                              firm; Chairman of the Audit                      Director of KFX Energy;
888 16th Street, NW                                     Committee and Director or Trustee                Director of RBS Greenwich
Suite 740                                               of the Retail Funds (since                       Capital Holdings
Washington, D.C. 20006                                  July 1991) and the Institutional                 (financial holding
                                                        Funds (since July 2003); Co-Chairman             company).
                                                        and a founder of the Group of Seven
                                                        Council (G7C), an international
                                                        economic commission; formerly Vice
                                                        Chairman of the Board of Governors
                                                        of the Federal Reserve System and
                                                        Assistant Secretary of the
                                                        U.S. Treasury.

Joseph J. Kearns (63)        Trustee        Since       President, Kearns & Associates LLC      198      Director of Electro Rent
c/o Kearns & Associates LLC                 July 2003   (investment consulting); Deputy                  Corporation (equipment
PMB754                                                  Chairman of the Audit Committee and              leasing), The Ford Family
23852 Pacific                                           Director or Trustee of the Retail                Foundation, and the UCLA
Coast Highway                                           Funds (since July 2003) and the                  Foundation.
Malibu, CA 90265                                        Institutional Funds (since
                                                        August1994); previously Chairman of
                                                        the Audit Committee of the
                                                        Institutional Funds (October 2001-
                                                        July 2003); formerly CFO of the
                                                        J. Paul Getty Trust.

Michael E. Nugent (69)       Trustee        Since       General Partner of Triumph Capital,     197      None.
c/o Triumph Capital, L.P.                   July 1991   L.P., a private investment
445 Park Avenue                                         partnership; Chairman of the
New York, NY 10022                                      Insurance Committee and Director or
                                                        Trustee of the Retail Funds (since
                                                        July 1991) and the Institutional
                                                        Funds (since July 2001); formerly
                                                        Vice President, Bankers Trust
                                                        Company and BT Capital Corporation
                                                        (1984-1988).

Fergus Reid (73)             Trustee        Since       Chairman of Lumelite Plastics           198      Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                     certain investment
Corporation                                             Governance Committee and Director                companies in the JPMorgan
85 Charles Colman Blvd.                                 or Trustee of the Retail Funds                   Funds complex managed by
Pawling, NY 12564                                       (since July 2003) and the                        J.P. Morgan Investment
                                                        Institutional Funds (since                       Management Inc.
                                                        June 1992).

----------

*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       22

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
                              POSITION(S)    LENGTH OF                                       OVERSEEN BY
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME       PRINCIPAL OCCUPATION(s) DURING     MANAGEMENT   OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE        REGISTRANT      SERVED*             PAST 5 YEARS**              TRUSTEE           BY TRUSTEE
---------------------------  -------------  ----------  -----------------------------------  ----------  -------------------------

Charles A. Fiumefreddo (72)  Chairman       Since       Chairman and Director or Trustee of     197      None.
c/o Morgan Stanley Trust     of the Board   July 1991   the Retail Funds (since July 1991)
Harborside Financial         and Trustee                and the Institutional Funds (since
Center, Plaza Two,                                      July 2003); formerly Chief Executive
Jersey City, NJ 07311                                   Officer of the Retail Funds (until
                                                        September 2002).

James F. Higgins (58)        Trustee        Since       Director or Trustee of the Retail       197      Director of AXA
c/o Morgan Stanley Trust                    June 2000   Funds (since June 2000) and the                  Financial, Inc. and The
Harborside Financial                                    Institutional Funds (since July                  Equitable Life Assurance
Center,                                                 2003); Senior Advisor of Morgan                  Society of the United
Plaza Two,                                              Stanley; Director of Dean Witter                 States (financial
Jersey City, NJ 07311                                   Realty Inc.                                      services).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                               POSITION(S)        LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH           TIME                          PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER         REGISTRANT          SERVED*                                PAST 5 YEARS**
---------------------------  --------------  --------------------  ------------------------------------------------------------

Ronald E. Robison (67)       President and   President (since      President (since September 2005) and Principal Executive
1221 Avenue of the Americas  Principal       September 2005)       Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020           Executive       and Principal         President (since September 2005) and Principal Executive
                             Officer         Executive Officer     Officer (since May 2003) of the Van Kampen Funds; Managing
                                             (since May 2003)      Director, Director and/or Officer of the Investment Adviser
                                                                   and various entities affiliated with the Investment Adviser;
                                                                   Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                   Executive Vice President (July 2003 to September 2005) of
                                                                   funds in the Fund Complex and the Van Kampen Funds;
                                                                   President and Director of the Institutional Funds (March
                                                                   2001 to July 2003); Chief Global Operating Officer of Morgan
                                                                   Stanley Investment Management Inc.; Chief Administrative
                                                                   Officer of Morgan Stanley Investment Advisors Inc.; Chief
                                                                   Administrative Officer of Morgan Stanley Services Company
                                                                   Inc.

J. David Germany (51)        Vice President  Since February 2006   Managing Director and (since December 2005) Chief Investment
25 Cabot Square                                                    Officer -- Global Fixed Income of Morgan Stanley Investment
Canary Wharf, London,                                              Management; Managing Director and Director of Morgan Stanley
United Kingdom E144QA                                              Investment Management Ltd.; Vice President (since February
                                                                   2006) of the Retail and Institutional Funds.

Dennis F. Shea(52)           Vice President  Since February 2006   Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                                        Officer -- Global Equity of Morgan Stanley Investment
New York, NY10020                                                  Management; Vice President (since February 2006) of the
                                                                   Retail and Institutional Funds. Formerly, Managing Director
                                                                   and Director of Global Equity Research at Morgan Stanley.

                                       23

                               POSITION(S)        LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH           TIME                          PRINCIPAL OCCUPATION(S)DURING
     EXECUTIVE OFFICER         REGISTRANT          SERVED*                                PAST 5 YEARS**
---------------------------  --------------  --------------------  ------------------------------------------------------------

Barry Fink (51)              Vice President  Since February 1997   Managing Director and General Counsel of Morgan Stanley
1221 Avenue of the Americas                                        Investment Management; Managing Director of the Investment
New York, NY 10020                                                 Adviser and various entities affiliated with the Investment
                                                                   Adviser; Vice President of the Retail Funds and (since July
                                                                   2003) the Institutional Funds. Formerly, Secretary, General
                                                                   Counsel and/or Director of the Investment Adviser and
                                                                   various entities affiliated with the Investment Adviser;
                                                                   Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44)         Vice President  Since July 2004       Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                        Management of Morgan Stanley Investment Management (since
New York, NY 10020                                                 July 2004); Vice President of the Retail Funds and the
                                                                   Institutional Funds (since July 2004); Vice President of the
                                                                   Van Kampen Funds (since August 2004); Secretary (since
                                                                   February 2006) and Managing Director (since July 2004) of
                                                                   the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                   General Counsel -- Americas, UBS Global Asset Management
                                                                   (July 2000 to July 2004).

Carsten Otto (42)            Chief           Since October 2004    Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas  Compliance                            Stanley Investment Management (since October 2004); Managing
New York, NY 10020           Officer                               Director and Chief Compliance Officer of Morgan Stanley
                                                                   Investment Management. Formerly, Assistant Secretary and
                                                                   Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)    Vice President  Since July 2003       Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                                        entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                                 President of the Retail Funds (since July 2002) and the
                                                                   Institutional Funds (since December 1997). Formerly,
                                                                   Secretary of various entities affiliated with the Investment
                                                                   Adviser.

Francis J. Smith (40)        Treasurer and   Treasurer (since      Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust     Chief           July 2003) and Chief  entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center  Financial       Financial Officer     and Chief Financial Officer of the Retail Funds (since July
Plaza Two                    Officer         (since                2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                        September 2002)       (September 2002 to July 2003).

Thomas F. Caloia (60)        Vice President  Since July 2003       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust                                           entities affiliated with the Investment Adviser; Vice
Harborside Financial Center                                        President of the Retail Funds. Formerly, Treasurer of the
Plaza Two                                                          Retail Funds (April 1989 to July 2003).
Jersey City, NJ 07311

Mary E. Mullin (39)          Secretary       Since July 2003       Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                                        entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                                 of the Retail Funds (since July 2003) and the Institutional
                                                                   Funds (since June 1999).

----------

*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel E. Burton, Joanne Doldo,
Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

                                       24

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                          ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE            (AS OF DECEMBER 31, 2005)                               (AS OF DECEMBER 31, 2005)
----------------------   ---------------------------------------------   ----------------------------------------------

INDEPENDENT:
Michael Bozic                             None                                           over $100,000
Edwin J. Garn                             None                                           over $100,000
Wayne E. Hedien                           None                                           over $100,000
Dr. Manuel H. Johnson                     None                                           over $100,000
Joseph J. Kearns(1)                       None                                           over $100,000
Michael E. Nugent                         None                                           over $100,000
Fergus Reid(1)                            None                                           over $100,000

INTERESTED:
Charles A. Fiumefreddo                    None                                           over $100,000
James F. Higgins                          None                                           over $100,000

----------

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid were $786,542 and $766,622 respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy

                                       25

of the Fund's system of internal controls; and preparing and submitting
Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December
31, 2005, the Audit Committee held seven meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being "Independent Trustees" or individually, an "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc.
(NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended December 31, 2005, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

     There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 14 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended December 31, 2005, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally,

                                       26

having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and
Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual fee of $180,000 for serving the
Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Trustee received an annual retainer fee of $168,000 for serving the
Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan") which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

                                       27

     The following table shows aggregate compensation payable to each of the
Fund's Trustees by the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

                         COMPENSATION FROM FUND COMPLEX

                                                           NUMBER OF PORTFOLIOS
                                                            IN THE FUND COMPLEX               TOTAL COMPENSATION
                                                                FROM WHICH                       FROM THE FUND
                                  TOTAL COMPENSATION        THE TRUSTEE RECEIVED                COMPLEX PAYABLE
NAME OF INDEPENDENT TRUSTEE:        FROM THE FUND              COMPENSATION(5)                   TO TRUSTEES(5)
------------------------------   --------------------   ------------------------------   ------------------------------

Michael Bozic(1)(3)                  $ 1,103                       170                           $ 180,000
Edwin J. Garn(1)(3)                    1,090                       170                             178,000
Wayne E. Hedien(1)(2)                  1,103                       170                             180,000
Dr. Manuel H. Johnson(1)               1,468                       170                             240,000
Joseph J. Kearns(1)(4)                 1,292                       171                             217,000
Michael E. Nugent(1)(2)                1,286                       170                             210,000
Fergus Reid(1)(3)                      1,286                       171                             215,000

NAME OF INTERESTED TRUSTEE:
Charles A. Fiumefreddo(2)              2,193                       170                             360,000
James F. Higgins                        None                       170                                   0

----------

(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Fund, had adopted a retirement program under which an Independent
Trustee who retired after serving for at least five years as an Independent
Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible
Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Fund for the fiscal year ended December 31,
2005 and the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended December 31, 2005 and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                            RETIREMENT
                                             BENEFITS                   ESTIMATED ANNUAL
                                            ACCRUED AS                      BENEFITS
                                           FUND EXPENSES                UPON RETIREMENT(1)
                                      -------------------------       ---------------------
                                                       BY ALL          FROM       FROM ALL
                                       BY THE         ADOPTING         THE        ADOPTING
NAME OF INDEPENDENT TRUSTEE:            FUND           FUNDS           FUND        FUNDS
-----------------------------------   --------       ----------       --------   ----------

Michael Bozic                         $    385       $   19,439       $    967   $   46,871
Edwin J. Garn                             (224)(2)      (10,738)(2)        979       46,917
Wayne E. Hedien                            749           37,860            837       40,020
Dr. Manuel H. Johnson                      392           19,701          1,420       68,630
Michael E. Nugent                          661           35,471          1,269       61,377

----------

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.
(2)  Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

                                       28

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding Class D shares of the
Fund as of April 3, 2005: State Street Bank and Trust Co IBO ADP/Morgan Stanley
Alliance, 105 Rosemont Avenue, Westwood, MA, 02090-2318 - 60.83%

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisers
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an Investment Management Agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.65% of the portion of the daily net assets not exceeding $500 million; 0.55%
of the portion of the daily net assets exceeding $500 million but not exceeding
$1 billion; 0.525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.475% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.425% of the portion of the daily net assets exceeding $5 billion.
The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding
$3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The
Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment
Advisory Agreement"). The administration services previously provided to the
Fund by the Investment Adviser are provided by Morgan Stanley Services Company
Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement")
entered into by the Fund with the Administrator. Such change resulted in a 0.08%
reduction in the advisory fee concurrent with the implementation of a 0.08%
administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amount of $5,813,992, $5,349,024 and
$4,759,242, respectively.

                                       29

     For the fiscal period November 1, 2004 through December 31, 2004 and for the fiscal year ended December 31, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of $121,591 and $724,978, respectively.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services remain the same.
Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement, by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and

                                       30

state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders;
fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class
B shares.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

                                       31

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                       2005                     2004                      2003
              ---------------------    ----------------------    ---------------------

Class A        FSCs:(1) $    76,677     FSCs:(1) $     19,569     FSCs:(1) $    33,859
              CDSCs:    $         0    CDSCs:    $        183    CDSCs:    $     1,000
Class B       CDSCs:    $   318,120    CDSCs:    $    384,130    CDSCs:    $   515,668
Class C       CDSCs:    $       451    CDSCs:    $        809    CDSCs:    $     1,657

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December
31, 2005, of $664,628. This amount is equal to 0.16% of the average daily net assets of Class B and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended December 31, 2005, Class A and
Class C shares of the Fund accrued payments under the Plan amounting to
$1,206,749 and $85,316, respectively, which amounts are equal to 0.25% and 0.93%
of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

                                       32

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $374,359,315 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
2.61% ($9,771,902) -- advertising and promotional expenses; (ii) 0.15%
($565,023) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 97.24% ($364,022,390) -- other expenses, including the gross sales credit and the carrying charge, of which 10.83%
($39,412,760) represents carrying charges, 35.90% ($134,388,387) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 50.81% ($190,221,243) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the
Plan during the fiscal year ended December 31, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares there were no excess distribution expenses, including any carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which may

                                       33

arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, as of
December 31, 2005 (the end of the Fund's fiscal year). Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the
Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to
Morgan Stanley Financial Advisors and other authorized financial representatives in the case of Class C at December 31, 2005 (the end of the calendar year), and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the
Distributor under the Plan or on any unreimbursed expenses due to the
Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect,

                                       34

the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of December 31, 2005, Edward F. Gaylor managed five mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of December 31, 2005, Mary Jayne Maly managed four mutual funds with a total of approximately $753.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $87 million in assets; and
one other account with a total of approximately $280.2 million in assets.

     As of December 31, 2005, David S. Horowitz managed 23 mutual funds with a total of approximately $22.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $23.8 million in assets;
and 35 other accounts with a total of approximately $5.8 billion in assets. Of these other accounts, two accounts with a total of approximately $425.1 million in assets had performance based fees.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology

                                       35

used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     -  CASH BONUS;

     -  MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS --
        a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan
        Stanley common stock that are subject to vesting and other conditions;

     -  INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a
        mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the
        IMDCP fund menu, which may or may not include the Fund;

     -  Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan
        Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     -  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
        and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     -  Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

     -  Contribution to the business objectives of the Investment Adviser.

     -  The dollar amount of assets managed by the portfolio manager.

     -  Market compensation survey research by independent third parties.

     -  Other qualitative factors, such as contributions to client objectives.

     -  Performance of Morgan Stanley and Morgan Stanley Investment Management,
        and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of December 31, 2005, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Edward F. Gaylor: None

     Mary Jayne Maly: None

     David S. Horowitz: None

                                       36

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     -  Generally, routine proposals will be voted in support of management.

     -  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     -  The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     -  The Investment Adviser will vote against certain non-routine proposals
        (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
        (notwithstanding management support).

     -  The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     -  The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices
        (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requiremnets, etc.).

     -  The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     -  Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad

                                       37

        based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as
"Research Providers." The services provided to the Investment Adviser by the
Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at
www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

     (2)  On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan
          Stanley Fund Solution(SM) Program, the Morgan Stanley

----------
*    Commissions or transaction fees paid to Morgan Stanley DW and other
     Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows. 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

                                       38

          Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement
          Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to
          0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid in the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)  On sales of Class A, B and C shares (except purchases through 401(k)
          platforms or shares, if any, held by participants in the Morgan
          Stanley Fund Solution(SM) Program, the Morgan Stanley Personal
          Portfolio(SM) Program and Morgan Stanley Corporate Retirement
          Solutions) through Morgan Stanley DW's Mutual Fund Network:

     -    An amount up to 0.11% of gross sales of such Fund shares; and

     -    An annual fee in an amount up to 0.03% of the value of such Fund shares in excess of $9 billion.

     (4)  An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other
Investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid a total of $1,991,921, $1,085,979 and $534,270, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

                                       39

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid a total of $411,893, $227,376 and $161,373, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31,
2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 30.20% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 29.39% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or

                                       40

advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment
Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended December 31, 2005, the Fund paid $168,966 in brokerage commissions in connection with transactions in the aggregate amount of
$121,927,270 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended December 31, 2005, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. As of December 31, 2005, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being

                                       41

unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW, and other authorized dealers as described in Section "V.
Investment Advisory and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time

                                       42

when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq
Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price.
In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

                                       43

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S.
corporations classified as "passive foreign investment companies" ("PFICs").
Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

                                       44

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains. Current legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including gains from the disposition of certain U.S. real property holding corporations which include certain REITs, and certain capital gains distributions from REITs) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before
January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax-rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another Fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

                                       45

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within within
30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2005

CLASS         INCEPTION DATE     1 YEAR       5 YEARS       10 YEARS     LIFE OF FUND
----------   ---------------   ----------    ----------    ----------    ------------

Class A         07/28/97          9.08%        -0.69%          --           6.26%
Class B         04/29/88         10.22%        -0.27%        6.58%          8.57%
Class C         07/28/97         13.35%        -0.35%          --           6.14%
Class D         07/28/97         15.34%         0.62%          --           7.19%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2005

CLASS         INCEPTION DATE     1 YEAR       5 YEARS       10 YEARS     LIFE OF FUND
----------   ---------------   ----------    ----------    ----------    ------------

Class A         07/28/97         15.12%         0.38%          --           6.94%
Class B         04/29/88         15.22%         0.03%        6.58%          8.57%
Class C         07/28/97         14.35%        -0.35%          --           6.14%
Class D         07/28/97         15.34%         0.62%          --           7.19%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2005

CLASS         INCEPTION DATE    1 YEAR        5 YEARS       10 YEARS     LIFE OF FUND
----------   ---------------   ----------    ----------    ----------    ------------

Class A         07/28/97         15.12%         1.94%          --           76.04%
Class B         04/29/88         15.22%         0.15%       89.07%         327.50%
Class C         07/28/97         14.35%        -1.75%          --           65.23%
Class D         07/28/97         15.34%         3.15%          --           79.48%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED DECEMBER 31, 2005

CALCULATION METHODOLOGY             INCEPTION DATE    1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
--------------------------------   ---------------   ----------    ----------   ----------    ------------

After taxes on distributions          04/29/88          8.57%        -1.56%        4.78%         6.74%
After taxes on distributions and
  redemptions                         04/29/88          7.56%        -0.79%        4.87%         6.62%

     For the 30-day period ended December 31, 2005, the yield was 1.95%, 2.18%,
1.29% and 2.32% for Class A, Class B, Class C and Class D shares, respectively.

                                       46

XII. FINANCIAL STATEMENTS

     The Fund's audited financial statements for the fiscal year ended December
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the
SEC.

                                       47

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The following information is hereby added as a non-fundamental investment limitation within the section titled "II. Description of the Fund and Its Investments and Risks—C. Fund Policies/Investment Restrictions" in each Fund's Statement of Additional Information:

In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "V. Investment Advisory and Other Services, J. Revenue Sharing" is hereby deleted and replaced with the following:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 7, 2005

Supplement

SUPPLEMENT DATED OCTOBER 7, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF:

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005

(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "V. Investment Advisory and Other Services, J. Revenue Sharing" is hereby deleted and replaced with the following section:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive an annual fee of up to 0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An amount equal to 0.20% of gross sales of Fund shares sold through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

*Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

September 21, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 21, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated August 30, 2004
Active Assets Government Securities Trust, dated August 30, 2004
Active Assets Institutional Government Securities Trust, dated August 30, 2004
Active Assets Institutional Money Trust, dated August 30, 2004
Active Assets Money Trust, dated August 30, 2004
Active Assets Tax-Free Trust, dated August 30, 2004
Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated October 29, 2004
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005

Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Prime Income Trust, dated January 28, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(collectively, the "Funds")

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION                 MORGAN STANLEY
                                                    GLOBAL UTILITIES FUND
JUNE 30, 2005

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The
PROSPECTUS (dated June 30, 2005) for Morgan Stanley Global Utilities Fund may be
obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended February
28, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

Morgan Stanley Global Utilities Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

   I.  Fund History                                                                                    4
  II.  Description of the Fund and Its Investments and Risks                                           4
       A. Classification                                                                               4
       B. Investment Strategies and Risks                                                              4
       C. Fund Policies/Investment Restrictions                                                       15
       D. Disclosure of Portfolio Holdings                                                            16
 III.  Management of the Fund                                                                         20
       A. Board of Trustees                                                                           20
       B. Management Information                                                                      20
       C. Compensation                                                                                28
  IV.  Control Persons and Principal Holders of Securities                                            30
   V.  Investment Advisory and Other Services                                                         30
       A. Investment Adviser and Administrator                                                        30
       B. Principal Underwriter                                                                       31
       C. Services Provided by the Investment Adviser and the Administrator                           31
       D. Dealer Reallowances                                                                         32
       E. Rule 12b-1 Plan                                                                             32
       F. Other Service Providers                                                                     36
       G. Fund Management                                                                             36
       H. Codes of Ethics                                                                             38
       I. Proxy Voting Policy and Proxy Voting Record                                                 38
       J. Revenue Sharing                                                                             39
  VI.  Brokerage Allocation and Other Practices                                                       40
       A. Brokerage Transactions                                                                      40
       B. Commissions                                                                                 40
       C. Brokerage Selection                                                                         41
       D. Directed Brokerage                                                                          42
       E. Regular Broker-Dealers                                                                      42
 VII.  Capital Stock and Other Securities                                                             42
VIII.  Purchase, Redemption and Pricing of Shares                                                     43
       A. Purchase/Redemption of Shares                                                               43
       B. Offering Price                                                                              43
  IX.  Taxation of the Fund and Shareholders                                                          44
   X.  Underwriters                                                                                   47
  XI.  Performance Data                                                                               47
 XII.  Financial Statements                                                                           47
XIII.  Fund Counsel                                                                                   48

                                        2

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF
ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Global Utilities Fund, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust under a
Declaration of Trust on October 22, 1993, with the name Dean Witter Global
Utilities Fund. Effective June 22, 1998, the Fund's name was changed to Morgan
Stanley Dean Witter Global Utilities Fund. Effective June 18, 2001, the Fund's
name was changed to Morgan Stanley Global Utilities Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objectives are to seek both capital appreciation and current income.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked

                                        4

on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price.
Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States)
or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

                                        5

     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option.
The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange

                                        6

may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million)
for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition

                                        7

of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price.
Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     ALL OPTIONS TRANSACTIONS. When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of options contracts entered into under the circumstances set forth above. If the value of such securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA
Certificates and/or any foreign government fixed-income security, on the U.S.
dollar and foreign currencies, and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the
Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date.
If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on

                                        8

the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called
"variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or
STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions.

                                        9

In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.
Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion; if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by

                                       10

the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by
Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or
Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

     ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value
(sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the
Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each

                                       11

taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.
Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do
so.

     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current months and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

                                       12

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

                                       13

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory and administration fees and other expenses. As a result, the Fund and

                                       14

its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

     1.   Seek both capital appreciation and current income.

The Fund MAY not:

     1.   As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry, with the exception of the utilities industry. This restriction does not apply to obligations issued or guaranteed by the United
States Government, its agencies or instrumentalities.

     3.   Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4.   As of 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

     5.   Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     6.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     7.   Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     8.   Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9.   Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b)
purchasing any securities on a when-issued or delayed delivery basis; (c)
purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.

     10.  Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     11.  Make short sales of securities.

                                       15

     12.  Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     13.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     14.  Invest for the purpose of exercising control or management of any one issuer.

     15.  Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company
Act and any rules promulgated thereunder.

     16.  Purchase or sell commodities or commodities contracts except that the
Fund may purchase or sell futures contracts or options on futures.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

     For the fiscal years ended February 28, 2004 and February 29, 2005, the
Fund's portfolio turnover rates were 31% and 18%, respectively. This variation resulted from varying market conditions.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     -    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     -    Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

                                       16

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                         INFORMATION DISCLOSED         FREQUENCY(1)                      LAG TIME
----------------------------------------    -----------------------    -------------------    --------------------------------------

SERVICE PROVIDERS

Institutional Shareholder Services          Complete portfolio         Twice a month                           (2)
   (ISS) (proxy voting agent)(*)            holdings

FT Interactive Data Pricing Service         Complete portfolio         As needed                               (2)
   Provider(*)                              holdings

Morgan Stanley Trust(*)                     Complete portfolio         As needed                               (2)
                                            holdings

The Bank of New York(*)                     Complete portfolio         As needed                               (2)
                                            holdings

FUND RATING AGENCIES

Lipper(*)                                   Top Ten and Complete       Quarterly basis        Approximately 15 days after quarter
                                            portfolio holdings                                end and approximately 30 days after
                                                                                              quarter end

Morningstar(**)                             Top Ten and Complete       Quarterly basis        Approximately 15 days after quarter
                                            portfolio holdings                                end and approximately 30 days after
                                                                                              quarter end

                                       17

NAME                                         INFORMATION DISCLOSED         FREQUENCY(1)                      LAG TIME
----------------------------------------    -----------------------    -------------------    --------------------------------------

Standard & Poor's(*)                        Complete portfolio         Quarterly basis        Approximately 15 day lag
                                            holdings

Investment Company Institute(**)            Top Ten Portfolio          Quarterly basis        Approximately 15 days after quarter
                                            Holdings                                          end

CONSULTANTS AND ANALYSTS

Americh Massena & Associates, Inc.(*)       Top Ten and Complete       Quarterly basis(5)     Approximately 10-12 days after
                                            portfolio holdings                                quarter end

Bloomberg(*)                                Complete portfolio         Quarterly basis(5)     Approximately 30 days after quarter
                                            holdings                                          end

Callan Associates(*)                        Top Ten and Complete       Monthly and            Approximately 10-12 days after
                                            portfolio holdings         quarterly basis,       month/quarter end
                                                                       respectively(5)

Cambridge Associates(*)                     Top Ten and Complete       Quarterly basis(5)     Approximately 10-12 days after
                                            portfolio holdings                                quarter end

Citigroup(*)                                Complete portfolio         Quarterly basis(5)     At least one day after quarter end
                                            holdings

CTC Consulting, Inc.(**)                    Top Ten and Complete       Quarterly basis        Approximately 15 days after quarter
                                            portfolio holdings                                end and approximately 30 days after
                                                                                              quarter end, respectively

Evaluation Associates (*)                   Top Ten and Full           Monthly and            Approximately 10-12 days after
                                            portfolio holdings         quarterly basis,       month/quarter end
                                                                       respectively(5)

Fund Evaluation Group(**)                   Top Ten portfolio          Quarterly basis        At least 15 days after quarter end
                                            holdings(6)

Jeffrey Slocum & Associates(*)              Complete portfolio         Quarterly basis(5)     Approximately 10-12 days after
                                            holdings(4)                                       quarter end

Hammond Associates(**)                      Complete portfolio         Quarterly basis        At least 30 days after quarter end
                                            holdings(4)

Hartland & Co.(**)                          Complete portfolio         Quarterly basis        At least 30 days after quarter end
                                            holdings(4)

Hewitt Associates(*)                        Top Ten and Complete       Monthly and            Approximately 10-12 days after
                                            portfolio holdings         quarterly basis,       month/quarter end
                                                                       respectively(5)

Merrill Lynch(*)                            Top Ten and Full           Monthly and            Approximately 10-12 days after
                                            portfolio holdings         quarterly basis,       month/quarter end
                                                                       respectively(5)

Mobius(**)                                  Top Ten portfolio          Monthly basis          At least 15 days after month end
                                            holdings(3)

Nelsons(**)                                 Top Ten portfolio          Quarterly basis        At least 15 days after quarter end
                                            holdings(3)

Prime Buchholz & Associates, Inc.(**)       Complete portfolio         Quarterly basis        At least 30 days after quarter end
                                            holdings(4)

PSN(**)                                     Top Ten portfolio          Quarterly basis        At least 15 days after quarter end
                                            holdings(3)

PFM Asset Management LLC(*)                 Top Ten and Complete       Quarterly basis(5)     Approximately 10-12 days after
                                            portfolio holdings                                quarter end

Russell Investment Group/Russell/           Top Ten and Complete       Monthly and            At least 15 days after month end and
   Mellon Analytical Services, Inc.(**)     portfolio holdings         quarterly basis        at least 30 days after quarter end,
                                                                                              respectively

Stratford Advisory Group, Inc.(*)           Top Ten portfolio          Quarterly basis(5)     Approximately 10-12 days after
                                            holdings(6)                                       quarter end

Thompson Financial(**)                      Complete portfolio         Quarterly basis        At least 30 days after quarter end
                                            holdings(4)

Watershed Investment Consultants,           Top Ten and Complete       Quarterly basis(5)     Approximately 10-12 days after
   Inc.(*)                                  portfolio holdings                                quarter end

Yanni Partners(**)                          Top Ten portfolio          Quarterly basis        At least 15 days after quarter end
                                            holdings(3)

                                       18

NAME                                         INFORMATION DISCLOSED         FREQUENCY(1)                      LAG TIME
----------------------------------------    -----------------------    -------------------    --------------------------------------

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                                 Complete portfolio         Daily                  One day
                                            holdings

----------
(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6)  Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a)  The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b)  The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c)  The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor; or any affiliated person of the Fund, the Investment Adviser or the
Distributor, on the other.

     (d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to

                                       19

constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the
Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e)  The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       20

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                              POSITION(S)    LENGTH OF                                          COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE       REGISTRANT      SERVED*              PAST 5 YEARS**              BY TRUSTEE          BY TRUSTEE
----------------------------  -----------  ------------  ------------------------------------  -----------  ------------------------

Michael Bozic (64)            Trustee      Since         Private investor; Director or            197       Director of various
c/o Kramer Levin                           April 1994    Trustee of the Retail Funds (since                 business organizations.
Naftalis & Frankel LLP                                   April 1994) and the Institutional
Counsel to the                                           Funds (since July 2003); formerly
Independent Trustees                                     Vice Chairman of Kmart Corporation
1177 Avenue of the                                       (December 1998-October 2000),
Americas                                                 Chairman and Chief Executive Officer
New York, NY                                             of Levitz Furniture Corporation
10036                                                    (November 1995-November 1998) and
                                                         President and Chief Executive
                                                         Officer of Hills Department Stores
                                                         (May 1991-July 1995); formerly
                                                         variously Chairman, Chief Executive
                                                         Officer, President and Chief
                                                         Operating Officer (1987-1991) of the
                                                         Sears Merchandise Group of Sears,
                                                         Roebuck & Co.

Edwin J. Garn (72)            Trustee      Since         Consultant; Director or Trustee of       197       Director of Franklin
1031 N. Chartwell Court                    January       the Retail Funds (since January                    Covey (time management
Salt Lake City, UT 84103                   1993          1993) and the Institutional Funds                  systems), BMW Bank of
                                                         (since July 2003); member of the                   North America, Inc.
                                                         Utah Regional Advisory Board of                    (industrial loan
                                                         Pacific Corp.; formerly Managing                   corporation), Escrow
                                                         Director of Summit Ventures LLC                    Bank USA (industrial
                                                         (2000-2004); United States Senator                 loan corporation),
                                                         (R-Utah) (1974-1992) and Chairman,                 United Space Alliance
                                                         Senate Banking Committee                           (joint venture between
                                                         (1980-1986), Mayor of Salt Lake                    Lockheed Martin and the
                                                         City, Utah (1971-1974), Astronaut,                 Boeing Company) and
                                                         Space Shuttle Discovery (April                     Nuskin Asia Pacific
                                                         12-19, 1985), and Vice Chairman,                   (multilevel marketing);
                                                         Huntsman Corporation (chemical                     member of the board of
                                                         company).                                          various civic and
                                                                                                            charitable
                                                                                                            organizations.

Wayne E. Hedien (71)          Trustee      Since         Retired; Director or Trustee of the      197       Director of The PMI
c/o Kramer Levin                           September     Retail Funds (since September 1997)                Group Inc. (private
Naftalis & Frankel LLP                     1997          and the Institutional Funds (since                 mortgage insurance);
Counsel to the                                           July 2003); formerly associated                    Trustee and Vice
Independent Trustees                                     with the Allstate Companies                        Chairman of The Field
1177 Avenue of the                                       (1966-1994), most recently as                      Museum of Natural
Americas                                                 Chairman of The Allstate                           History; director of
New York, NY                                             Corporation (March 1993-December                   various other business
10036                                                    1994) and Chairman and Chief                       and charitable
                                                         Executive Officer of its wholly-                   organizations.
                                                         owned subsidiary, Allstate
                                                         Insurance Company (July
                                                         1989-December 1994).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       21

                                                                                               PORTFOLIOS
                                                                                                IN FUND
                              POSITION(S)   LENGTH OF                                           COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING      OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE       REGISTRANT     SERVED*                 PAST 5 YEARS**            BY TRUSTEE          BY TRUSTEE
----------------------------  -----------  ------------  ------------------------------------  -----------  ------------------------

Dr. Manuel H. Johnson (56)    Trustee      Since         Senior Partner, Johnson Smick             197      Director of NVR, Inc.
c/o Johnson Smick                          July 1991     International, Inc., a consulting                  (home construction);
Group, Inc.                                              firm; Chairman of the Audit                        Director of KFX Energy;
888 16th Street                                          Committee and Director or Trustee                  Director of RBS
N.W.                                                     of the Retail Funds (since July                    Greenwich Capital
Suite 740                                                1991) and the Institutional Funds                  Holdings (financial
Washington, D.C.20006                                    (since July 2003); Co-Chairman and                 holding company).
                                                         a founder of the Group of Seven
                                                         Council (G7C), an international
                                                         economic commission; formerly Vice
                                                         Chairman of the Board of Governors
                                                         of the Federal Reserve System and
                                                         Assistant Secretary of the U.S.
                                                         Treasury.

Joseph J. Kearns (62)         Trustee      Since         President, Kearns & Associates LLC        198      Director of Electro
c/o Kearns & Associates                    July 2003     (investment consulting); Deputy                    Rent Corporation
LLC                                                      Chairman of the Audit Committee and                (equipment leasing),
PMB754                                                   Director or Trustee of the Retail                  The Ford Family
23852 Pacific                                            Funds (since July 2003) and the                    Foundation, and the
Coast Highway                                            Institutional Funds (since August                  UCLA Foundation.
Malibu, CA 90265                                         1994); previously Chairman of the
                                                         Audit Committee of the
                                                         Institutional Funds (October
                                                         2001-July 2003); formerly CFO of
                                                         the J. Paul Getty Trust.

Michael E. Nugent (69)        Trustee      Since         General Partner of Triumph Capital,       197      Director of various
c/o Triumph Capital, L.P.                  July 1991     L.P., a private investment                         business organizations.
445 Park Avenue                                          partnership; Chairman of the
New York, NY 10022                                       Insurance Committee and Director or
                                                         Trustee of the Retail Funds (since
                                                         July 1991) and the Institutional
                                                         Funds (since July 2001); formerly
                                                         Vice President, Bankers Trust Company
                                                         and BT Capital Corporation
                                                         (1984-1988).

Fergus Reid (72)              Trustee      Since         Chairman of Lumelite Plastics             198      Trustee and Director of
c/o Lumelite Plastics                      July 2003     Corporation; Chairman of the                       certain investment
Corporation                                              Governance Committee and Director                  companies in the
85 Charles Colman Blvd.                                  or Trustee of the Retail Funds                     JPMorgan Funds complex
Pawling, NY 12564                                        (since July 2003) and the                          managed by J.P. Morgan
                                                         Institutional Funds (since June                    Investment Management
                                                         1992).                                             Inc.

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       22

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
                              POSITION(S)    LENGTH OF                                         OVERSEEN BY
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT   OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE        REGISTRANT      SERVED*              PAST 5 YEARS**                TRUSTEE           BY TRUSTEE
----------------------------  -----------  ------------  ------------------------------------  -----------  ------------------------

Charles A. Fiumefreddo (72)   Chairman     Since         Chairman and Director or Trustee          197      None.
c/o Morgan Stanley Trust      of the       July 1991     of the Retail Funds (since July
Harborside Financial          Board and                  1991) and the Institutional Funds
Center,                       Trustee                    (since July 2003); formerly Chief
Plaza Two,                                               Executive Officer of the Retail
Jersey City, NJ 07311                                    Funds (until September 2002).

James F. Higgins (57)         Trustee      Since         Director or Trustee of the Retail         197      Director of AXA
c/o Morgan Stanley Trust                   June 2000     Funds (since June 2000) and the                    Financial, Inc. and The
Harborside Financial                                     Institutional Funds (since July                    Equitable Life Assurance
Center,                                                  2003); Senior Advisor of Morgan                    Society of the United
Plaza Two,                                               Stanley (since August 2000);                       States (financial
Jersey City, NJ 07311                                    Director of the Distributor and                    services).
                                                         Dean Witter Realty Inc.;
                                                         previously President and Chief
                                                         Operating Officer of the Private
                                                         Client Group of Morgan Stanley
                                                         (May 1999-August 2000), and
                                                         President and Chief Operating
                                                         Officer of Individual Securities
                                                         of Morgan Stanley (February
                                                         1997-May 1999).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       23

                                       POSITION(S)          LENGTH OF
    NAME, AGE AND ADDRESS OF            HELD WITH             TIME                       PRINCIPAL OCCUPATION(S) DURING
        EXECUTIVE OFFICER              REGISTRANT            SERVED*                            PAST 5 YEARS**
-------------------------------   -------------------   ----------------   ---------------------------------------------------------

Mitchell M. Merin (51)            President             Since May 1999     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                                Investment Management Inc.; President, Director and
New York, NY 10020                                                         Chief Executive Officer of the Investment Adviser and
                                                                           the Administrator; Chairman and Director of the
                                                                           Distributor; Chairman and Director of the Transfer
                                                                           Agent; Director of various Morgan Stanley subsidiaries;
                                                                           President of the Institutional Funds (since July 2003)
                                                                           and President of the Retail Funds (since May 1999);
                                                                           Trustee (since July 2003) and President (since December
                                                                           2002) of the Van Dampen Closed-End Funds; Trustee (since
                                                                           May 1999) and President (since October 2002) of the Van
                                                                           Dampen Open-End Funds.

Ronald E. Robison (66)            Executive Vice        Since April 2003   Principal Executive Officer of Funds in the Fund complex
1221 Avenue of the Americas       President and                            since May 2003; Managing Director of Morgan Stanley &
New York, NY 10020                Principal Executive                      Co. Incorporated, Morgan Stanley Investment Management
                                  Officer                                  Inc. and Morgan Stanley; Managing Director, Chief
                                                                           Administrative Officer and Director of the Investment
                                                                           Adviser and the Administrator; Director of the Transfer
                                                                           Agent; Managing Director and Director of the
                                                                           Distributor; Executive Vice President and Principal
                                                                           Executive Officer of the Institutional Funds (since July
                                                                           2003) and the Retail Funds (since April 2003); Director
                                                                           of Morgan Stanley SICAV (since May 2004); previously
                                                                           President and Director of the Institutional Funds (March
                                                                           2001-July 2003) and Chief Global Operations Officer and
                                                                           Managing Director of Morgan Stanley Investment
                                                                           Management Inc.

Joseph J. McAlinden (62)          Vice President        Since July 1995    Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                         Management Inc.; Chief Investment Officer of the Van
                                                                           Kampen Funds; Vice President of the Institutional Funds
                                                                           (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)                   Vice President        Since February     General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                             1997               (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                         Management; Managing Director (since December 2000),
                                                                           Secretary (since February 1997) and Director of the
                                                                           Investment Adviser and the Administrator; Vice President
                                                                           and General Counsel of the Retail Funds; Assistant
                                                                           Secretary of Morgan Stanley DW; Vice President of the
                                                                           Institutional Funds (since July 2003); Managing
                                                                           Director, Secretary and Director of the Distributor;
                                                                           previously Secretary of the Retail Funds (February
                                                                           1997-July 2003) and General Counsel (February 1997-April
                                                                           2004); Vice President and Assistant General Counsel of
                                                                           the Investment Adviser and the Administrator (February
                                                                           1997-December 2001).

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

                                       24

                                       POSITION(S)          LENGTH OF
    NAME, AGE AND ADDRESS OF            HELD WITH             TIME                       PRINCIPAL OCCUPATION(S) DURING
        EXECUTIVE OFFICER              REGISTRANT            SERVED*                            PAST 5 YEARS**
-------------------------------   -------------------   ----------------   ---------------------------------------------------------

Amy R. Doberman (43)              Vice President        Since July 2004    Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                                Management; Managing Director of Morgan Stanley
New York, NY 10020                                                         Investment Management Inc. and the Investment Adviser;
                                                                           Vice President of the Institutional and Retail Funds
                                                                           (since July 2004); Vice President of the Van Kampen
                                                                           Funds (since August 2004); previously, Managing Director
                                                                           and General Counsel - Americas, UBS Global Asset
                                                                           Management (July 2000-July 2004) and General Counsel,
                                                                           Aeltus Investment Management, Inc.(January 1997-July
                                                                           2000).

Carsten Otto (41)                 Chief Compliance      Since October      Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas       Officer               2004               Morgan Stanley Investment Management (since October
New York, NY 10020                                                         2004); Executive Director of the Investment Adviser and
                                                                           Morgan Stanley Investment Management Inc.; formerly
                                                                           Assistant Secretary and Assistant General Counsel of the
                                                                           Morgan Stanley Retail Funds.

Stefanie V. Chang (38)            Vice President        Since July 2003    Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                                Morgan Stanley Investment Management Inc., and the
New York, NY 10020                                                         Investment Adviser; Vice President of the Institutional
                                                                           Funds (since December 1997) and the Retail Funds (since
                                                                           July 2003); formerly practiced law with the New York law
                                                                           firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)             Treasurer and Chief   Treasurer since    Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust          Financial Officer     July 2003 and      Administrator (since December 2001); previously, Vice
Harborside Financial Center,                            Chief Financial    President of the Retail Funds (September 2002-July
Plaza Two,                                              Officer since      2003); Vice President of the Investment Adviser and the
Jersey City, NJ 07311                                   September 2002     Administrator (August 2000-November 2001) and Senior
                                                                           Manager at PricewaterhouseCoopers LLP (January
                                                                           1998-August 2000).

Thomas F. Caloia (59)             Vice President        Since July 2003    Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                   Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,                                               the Administrator; previously Treasurer of the Retail
Plaza Two,                                                                 Funds (April 1989-July 2003); formerly First Vice
Jersey City, NJ 07311                                                      President of the Investment Adviser, the Distributor and
                                                                           the Administrator.

Mary E. Mullin (38)               Secretary             Since July 2003    Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                                Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                         Investment Adviser; Secretary of the Institutional Funds
                                                                           (since June 1999) and the Retail Funds (since July
                                                                           2003); formerly practiced law with the New York law
                                                                           firms of McDermott, Will & Emery and Skadden, Arps,
                                                                           Slate, Meagher & Flam LLP.

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth
Nelson, Debra Rubano, Rita Rubin and Julien Yoo.

                                       25

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                         (AS OF DECEMBER 31, 2004)
----------------------    ---------------------------------------------    ----------------------------------------------

INDEPENDENT:

Michael Bozic                                   None                                         over $100,000

Edwin J. Garn                                   None                                         over $100,000

Wayne E. Hedien                                 None                                         over $100,000

Dr. Manuel H. Johnson                           None                                         over $100,000

Joseph J. Kearns(1)                             None                                         over $100,000

Michael E. Nugent                               None                                         over $100,000

Fergus Reid(1)                                  None                                         over $100,000

INTERESTED:

Charles A. Fiumefreddo                   $10,001 - $50,000                                   over $100,000

James F. Higgins                                None                                         over $100,000

----------
(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other

                                       26

accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit
Committee Charter. During the Fund's fiscal year ended February 28, 2005, the
Audit Committee held ten meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being Independent Trustees or individually,
Independent Trustee). Each Independent Trustee is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended February 28, 2005, the Governance Committee held three meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien,
Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid,
for all Funds) participates in the election and nomination of candidates for election as Independent Trustees for the respective Fund for which the
Independent Trustee serves. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below.

     There were 23 meetings of the Board of Trustees of the Fund held during the fiscal year ended February 28, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 23 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended February 28, 2005, the Insurance Committee held seven meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and

                                       27

expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of
Independent Trustees arriving at conflicting decisions regarding operations and management of the Fund and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate
Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the
Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other Committee
Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each
Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional
Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now

                                       28

subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation payable to each of the
Fund's Trustees from the Fund for the fiscal year ended February 28, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                                                         NUMBER OF
                                                                     PORTFOLIOS IN THE
                                                                       FUND COMPLEX
                                                                      FROM WHICH THE      TOTAL COMPENSATION
                                               TOTAL COMPENSATION    TRUSTEE RECEIVED        FROM THE FUND
NAME OF INDEPENDENT TRUSTEE                       FROM THE FUND       COMPENSATION(5)         COMPLEX(5)
---------------------------                    ------------------    -----------------    ------------------

Michael Bozic(1) (3)                                 $  337                  197              $  178,000
Edwin J. Garn(1) (3)                                    337                  197                 178,000
Wayne E. Hedien(1) (2)                                  337                  197                 178,000
Dr. Manuel H. Johnson(1)                                457                  197                 238,000
Joseph J. Kearns(1) (4)                                 408                  198                 211,000
Michael E. Nugent(1) (2)                                397                  197                 208,000
Fergus Reid(1) (3)                                      397                  198                 213,000

NAME OF INTERESTED TRUSTEES:
Charles A. Fiumefreddo(2)                               721                  197                 360,000
James F. Higgins                                          0                  197                       0

----------

(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees, from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                                RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL BENEFITS UPON
                                                         FUND EXPENSES                     RETIREMENT(1)
                                                ------------------------------    ------------------------------
                                                        BY ALL ADOPTING                 FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                                  FUNDS                            FUNDS
---------------------------                             ---------------                 -----------------

Michael Bozic                                              $  19,437                        $  46,871
Edwin J. Garn                                                 28,779                           46,917
Wayne E. Hedien                                               37,860                           40,020
Dr. Manuel H. Johnson                                         19,701                           68,630
Michael E. Nugent                                             35,471                           61,377

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951 respectively.

                                       29

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding Class D shares of the
Fund as of June 1, 2005: L Johnson & R Johnson Co-Ttee, Linda Johnson Trust U/A,
DTD 01/10/2001, 3677 Lakecrest Drive, Bloomfield Hills, MI 48304-3036-13.26%;
Morgan Stanley DW Inc Cust for Radha Pai, IRA Rollover, Dated 01/18/94, 1531
22000 Rd, Parsons, KS 67357-8454-6.34%.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, dated May 1, 2004, the
Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment
Adviser monthly compensation calculated daily by applying the annual rate of
0.65% of the portion of the daily net assets up to $500 million; 0.625% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.575% of the portion of the daily net assets exceeding $1.5 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of the daily net assets not exceeding $500 million; 0.545% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.52% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.495% of the portion of the daily net assets exceeding $1.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's
Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory
Agreement"). The administration services previously provided to the Fund by the
Investment Adviser will be provided by Morgan Stanley Services Company Inc.
("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08%
administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended February 28, 2003, February 29, 2004 and
February 28, 2005, the Investment Adviser accrued total compensation under the
Management Agreement and the Investment Advisory Agreement in the amounts of
$2,832,130, $2,073,012 and $1,755,993, respectively.

     Effective May 1, 2005 the Investment Advisory and Administration Agreements
were renewed for one year. In approving the renewal of the Investment Advisory and Administration Agreements, the Board of Trustees, including the Independent
Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser and Administrator, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment
Adviser's and Administrator's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other

                                       30

benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the advisory and administration fees, the
Independent Trustees noted that the combined fees and the Fund's total expense ratio, at the level of assets on November 30, 2004, were lower than the average of the Fund's peer group. In evaluating the Fund's performance, the Independent
Trustees noted that it was lower than its peer group average for one-, three-, and five-year periods. The Trustees discussed with the Investment Adviser possible steps to improve performance. The Investment Adviser informed the
Independent Trustees that, in order to try to improve performance, it had strengthened the investment management team and improved the quality of research supporting the Fund. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment
Adviser and Administrator and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the
Investment Advisory and Administration Agreements was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

                                       31

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which

                                       32

a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended the last day of February, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                                 2005                       2004                       2003
                                       ------------------------   ------------------------   ------------------------

Class A                                  FSCs:(1)   $     9,968     FSCs:(1)   $    31,740     FSCs:(1)   $    14,320
                                        CDSCs:      $         0    CDSCs:      $         0    CDSCs:      $       120
Class B                                 CDSCs:      $   193,630    CDSCs:      $   247,374    CDSCs:      $   568,430
Class C                                 CDSCs:      $       366    CDSCs:      $       327    CDSCs:      $     1,676

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February
28, 2005, of $2,703,979. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b)
of the compensation formula under the Plan. For the fiscal year ended February
28, 2005, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $11,495 and $48,614, respectively, which amounts are equal to 0.24%
and 0.97% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

                                       33

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $64,728,915 on behalf of Class B since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i)
11.14% ($7,211,672) -- advertising and promotional expenses; (ii) 0.68%
($436,563) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 88.18% ($57,080,680) -- other expenses, including the gross sales credit and the carrying charge, of which 7.86%
($4,488,544) represents carrying charges, 32.03% ($18,283,639) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 45.34% ($25,879,741) represents overhead and other branch office distribution-related expenses and 14.77%
($8,428,756) represents excess distribution expenses of

                                       34

TCW/DW Global Telecom Trust, the net assets of which were combined with those of the Fund on June 28, 1999 pursuant to an agreement and Plan of Reorganization.
The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2005 were service fees.
The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $7,896,232 as of February 28, 2005 (the end of the Fund's
fiscal year), which was equal to approximately 2.84% of the net assets of Class
B on such date. Because there is no requirement under the Plan that the
Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class
A or Class C at December 31, 2004. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the
Distributor under the Plan or on any unreimbursed expenses due to the
Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund

                                       35

shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

     As of February 28, 2005, Edward Gaylor managed six mutual funds with a total of approximately $1.96 billion in assets. Mr. Gaylor did not manage any other accounts.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

                                       36

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     -    CASH BONUS;

     -    MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS
          -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on
          Morgan Stanley common stock that are subject to vesting and other conditions;

     -    INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     -    SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS -- a
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     -    VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS -- a
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     -    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     -    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -    Contribution to the business objectives of the Investment Adviser.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.

     -    Performance of Morgan Stanley and Morgan Stanley Investment
          Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances,

                                       37

the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of February 28, 2005, Mr. Gaylor did not own any shares of the Fund.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     -    Routine proposals will be voted in support of management.

     -    With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     -    The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.) which potentially may have a substantive financial or best interest impact on a shareholder.

     -    The Investment Adviser will vote against certain non-routine proposals
          (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

     -    The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     -    The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc.).

                                       38

     -    The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.).

     -    Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies,
Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the
Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at
www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other Financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different
Intermediaries.

                                       39

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2)  On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
          Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)  On sales (except purchases through 401(k) platforms) through Morgan
          Stanley DW's Mutual Fund Network:

          -    An amount up to 0.20% of gross sales of Fund shares; and

          -    For those shares purchased between January 1, 2001 and March 31,
               2005, an annual fee in an amount up to 0.05% of the value of such
               Fund shares held for a one-year period or more.

     (4)  An amount equal to 0.20% on the value of shares sold through 401(k)
          platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended February 28, 2003, February 29, 2004 and
February 28, 2005, the Fund paid a total of $733,992, $518,873 and $249,797, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit

                                       40

and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan
Stanley DW is better than that available from other dealers.

     During the fiscal years ended February 28, 2003, February 29, 2004 and
February 28, 2005, the Fund did not effect any principal transactions with
Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended February 28, 2003, February 29, 2004 and
February 28, 2005, the Fund did not pay any brokerage commissions to Morgan
Stanley DW.

     During the fiscal years ended February 28, 2003, February 29, 2004 and
February 28, 2005, the Fund paid a total of $205,897, $65,540, and $39,319, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2005, the brokerage commissions paid to Morgan Stanley &
Co. represented approximately 15.74% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 19.49% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United
States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as

                                       41

to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the
Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the
Fund directly.

     The Investment Adviser, and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.
The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended February 28, 2005, the Fund paid $203,855 in brokerage commissions in connection with transactions in the aggregate amount of
$115,275,811 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended February 28, 2005, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                                       42

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW, and other authorized dealers as described in Section "V.
Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of
Fund shares,

                                       43

called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended

                                       44

as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S.
corporations classified as "passive foreign investment companies ("PFICs")."
Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other ordinary federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

                                       45

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including certain U.S. real property holding corporations) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after
December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

                                       46

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED FEBRUARY 28, 2005

                                                INCEPTION
CLASS                                              DATE         1 YEAR       5 YEARS     10 YEARS    LIFE OF FUND
-----                                          ------------   ----------   ----------   ----------   ------------

Class A                                          07/28/97       16.24%       -2.41%         --           7.15%
Class B                                          05/31/94       16.74%       -2.40%       9.68%          8.89%
Class C                                          07/28/97       20.71%       -2.05%         --           7.13%
Class D                                          07/28/97       22.94%       -1.10%         --           8.20%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED FEBRUARY 28, 2005

                                                INCEPTION
CLASS                                              DATE         1 YEAR       5 YEARS     10 YEARS    LIFE OF FUND
-----                                          ------------   ----------   ----------   ----------   ------------

Class A                                           07/28/97      22.68%       -1.35%         --           7.92%
Class B                                           05/31/94      21.74%       -2.09%       9.68%          8.89%
Class C                                           07/28/97      21.71%       -2.05%         --           7.13%
Class D                                           07/28/97      22.94%       -1.10%         --           8.20%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED FEBRUARY 28, 2005

                                                INCEPTION
CLASS                                              DATE         1 YEAR       5 YEARS     10 YEARS    LIFE OF FUND
-----                                          ------------   ----------   ----------   ----------   ------------

Class A                                           07/28/97      22.68%        -6.56%          --         78.29%
Class B                                           05/31/94      21.74%       -10.01%      151.97%       149.78%
Class C                                           07/28/97      21.71%        -9.85%          --         68.67%
Class D                                           07/28/97      22.94%        -5.38%          --         81.81%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED FEBRUARY 28, 2005

                                                INCEPTION
CALCULATION METHODOLOGY                            DATE         1 YEAR       5 YEARS     10 YEARS    LIFE OF FUND
-----------------------                        ------------   ----------   ----------   ----------   ------------

After taxes on distributions                     05/31/94       16.35%       -3.52%        8.26%         7.53%
After taxes on distributions and redemptions     05/31/94       11.25%       -2.47%        7.97%         7.28%

XII. FINANCIAL STATEMENTS

     The Fund's audited financial statements for the fiscal year ended February
28, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's

                                       47

annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the
SEC.

                                       48

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                     CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE
                                     IT AT HAND.

                                     2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                     THE SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN
                                     YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                 MORGAN STANLEY GLOBAL UTILITIES FUND                 PROXY
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 7, 2006 at the Special
Meeting of Shareholders of Morgan Stanley Global Utilities Fund to be held at
1221 Avenue of the Americas, New York, New York 10020 on July 17, 2006 and at
any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                            VOTE VIA THE INTERNET:HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:1-866-241-6192
                            999 99999 999 999             [                    ]

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                      16250_MTR

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY GLOBAL UTILITIES FUND RECOMMENDS THAT
YOU VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                        FOR    AGAINST  ABSTAIN
1.   Approval of an Agreement and Plan of               [ ]     [ ]       [ ]
     Reorganization, dated February 6, 2006,
     between Morgan Stanley Global Utilities Fund
     and Morgan Stanley Utilities Fund, pursuant
     to which substantially all of the assets of
     Morgan Stanley Global Utilities Fund would
     be combined with those of Morgan Stanley
     Utilities Fund and shareholders of Morgan
     Stanley Global Utilities Fund would become
     shareholders of Morgan Stanley Utilities
     Fund receiving shares of Morgan Stanley
     Utilities Fund with a value equal to the
     value of their holdings in Morgan Stanley
     Global Utilities Fund.

                                                                       16250_MTR

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

MORGAN STANLEY UTILITIES FUND

PART C
OTHER INFORMATION

Item 15.   Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, dated April 27, 2005, which was filed electronically pursuant to Regulation S-T on April 27, 2005 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-5415 and 33-18983).

Item 16.   Exhibits

(1)	Declaration of Trust of the Registrant, dated December 8, 1987, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 22, 1996; Amendment to the Declaration of Trust of the Registrant, dated January 13, 1988, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 22, 1996; Instrument Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No.11 to the Registration Statement on Form N-1A, filed on July 16, 1997; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 18, 2004.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization between the Registrant and Morgan Stanley Global Utilities Fund (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement, dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(7)	(a)	Amended and Restated Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(b)	Selected Dealers Agreement between the Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective No. 7 to the Registration Statement on Form N-1A, filed on February 24, 1994.

(c)	Omnibus Selected Dealer Agreement between the Registrant and Morgan Stanley Distributors Inc. is incorporated by reference to Exhibit 5(b) of Post-Effective No. 13 to the Registration Statement on Form N-1A filed on February 26, 1999.

(8)	Amended and Restated Retirement Plan is incorporated by reference to Exhibit 6 of Post-Effective No. 14 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 22, 1996; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on March 24, 1997; Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(10)	(a)	Amended and Restated Plan of Distribution, pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated May 1, 2004, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(11)	(a) Opinion and consent of Clifford Chance US LLP, is filed herewith.

(b)	Opinion and consent of Dechert LLP, is filed herewith.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, is filed herewith.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(b)	Administration Agreement, dated November 1, 2004, between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

Item 17.   Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities

Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 6th day of June, 2006.

MORGAN STANLEY UTILITIES FUND
By:	/s/ Ronald E. Robison
Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	June 6, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	June 6, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling		June 6, 2006
Carl Frischling Attorney-in-Fact for the Independent Trustees
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink		June 6, 2006
Barry Fink Attorney-in-Fact for the Management Trustees

EXHIBIT INDEX

Exhibit No.	Description
(11)(a)	Opinion and consent of Clifford Chance US LLP.
(11)(b)	Opinion and consent of Dechert LLP.
(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters.
(14)	Consent of Independent Registered Public Accounting Firm.